UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7608
                                                     ---------------------

               Nuveen North Carolina Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
May 31, 2009

----------------  -------------------  -------------------
NUVEEN GEORGIA    NUVEEN GEORGIA       NUVEEN GEORGIA
PREMIUM INCOME    DIVIDEND ADVANTAGE   DIVIDEND ADVANTAGE
MUNICIPAL FUND    MUNICIPAL FUND       MUNICIPAL FUND 2
NPG               NZX                  NKG

----------------  -------------------  -------------------  --------------------
NUVEEN NORTH      NUVEEN NORTH         NUVEEN NORTH         NUVEEN NORTH
CAROLINA PREMIUM  CAROLINA DIVIDEND    CAROLINA DIVIDEND    CAROLINA DIVIDEND
INCOME MUNICIPAL  ADVANTAGE MUNICIPAL  ADVANTAGE MUNICIPAL  ADVANTAGE MUNICIPAL
FUND              FUND                 FUND 2               FUND 3
NNC               NRB                  NNO                  NII

                                                                        [May 09]

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
--------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
July 23, 2009

                                                            Nuveen Investments 3

Portfolio Manager's Comments

Nuveen Investments Municipal Closed-End Funds NPG, NZX, NKG, NNC, NRB, NNO, NII

Portfolio manager Daniel Close reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH PERIOD ENDED MAY 31, 2009?

During this period, downward pressure on the economy continued. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% on June 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. (At its June 2009 meeting, subsequent to this reporting period, the Fed kept the target rate and bond purchase program unchanged.) Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package approved in February 2009.

The Fed's rate-cutting and the stimulus package were in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product
(GDP). Since posting an annual growth rate of 2.8% in the second quarter of 2008, the GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 5.5% in the first quarter of 2009, all of which adds up to the worst recession in 50 years. The ongoing housing slump also continued to trouble the economy, with the average home price falling 18.1% nationally between April 2008 and April 2009, pushing home values to mid-2003 levels. In the labor markets, May 2009 marked the 17th consecutive month of job losses, with a total of 6.0 million jobs lost since the economic recession began in December 2007. The national unemployment rate for May 2009 was 9.4%, its highest point since 1983, up from 5.5% in May 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 27% drop in energy prices, fell 1.3% year-over-year as of May 2009, the largest twelve-month decline since 1950. The core CPI (which excludes food and energy) rose 1.8% over this same period, within the Fed's unofficial objective of 2.0% or lower for this measure.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil and reductions in demand for many types of securities, which decreased valuations. In the municipal market, this negative impact was felt across all credit ratings, particularly lower-rated credits, reducing the net asset values of municipal bond funds. In addition, some of the dealer firms that make markets in bonds were unwilling to commit capital to purchase or continue serving as dealers. The reduction in dealer involvement was accompanied by significant selling pressure by investors.

Municipal bond prices were further negatively impacted by concerns that a supply overhang (such as a large backlog of new issues that had been postponed) would cause selling pressure to persist. Additionally, greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade) all weighed down the market for much of this period. For the twelve-month period as a whole, bonds with shorter and intermediate maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Market conditions began to show some general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first five months of 2009. Another positive impact was the reduced supply of tax-exempt municipal debt, in part because of the introduction of "Build America" bonds in the final few months of the period. This new class of taxable municipal debt - created as part of the February 2009 economic stimulus package
- provides municipal issuers with a 35% annual federal income tax credit on their interest payments. For many borrowers, these bonds provided an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start and effectively diverted high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support to municipal bond prices.

Over the twelve months ended May 31, 2009, municipal bond issuance nationwide totaled $410.3 billion, a drop of 12% compared with the twelve-month period ended May 31, 2008. While market conditions during this period impacted the demand for municipal bonds, investors, especially from the retail sector, continued to be attracted by the high tax-equivalent yields of the municipal bond market relative to taxable bonds.

                                                            Nuveen Investments 5

HOW WERE ECONOMIC AND MARKET CONDITIONS IN GEORGIA AND NORTH CAROLINA DURING THIS PERIOD?

While Georgia's economy outpaced that of the nation as a whole in recent years, the state's more recent performance now reflects the impact of the current economic recession. As measured by state GDP, Georgia's economic growth rate of -0.6% compared with average growth of 0.7% nationally in 2008, ranking the state 41st in the nation. The contraction in Georgia was due mainly to declines in manufacturing and construction, with sectors such as finance and insurance also contributing to the downturn. As the result of layoffs in these industries as well as in the retail sector, employment steadily declined in Georgia over the past twelve months, with modest gains in education/health services providing the only bright spot on the jobs front. As of May 2009, unemployment in Georgia had risen to 9.7% from 5.9% in May 2008. High default rates on home mortgage loans in the state's low income areas, especially suburban Atlanta, helped to drive an increased number of bank failures in Georgia, which led the nation in number of banks seized by the FDIC. As of May 2009, Georgia's general obligation debt was rated Aaa/AAA/AAA by Moody's, Standard & Poor's (S&P) and Fitch, respectively. In May 2009, both Moody's and S&P confirmed their stable outlooks for the state. According to Moody's, Georgia's debt levels remained moderate in relation to the state's economic base, although both tax-supported debt per capita and debt as a percentage of personal income ranked higher than the national medians for 2008. For the twelve months ended May 31, 2009, municipal issuance in Georgia totaled $9.2 billion.

Although North Carolina's economy continued to transition away from manufacturing into more service-oriented sectors, the current recession has impacted most of the state's growth drivers. In 2008, the state ranked 37th in the nation in terms of GDP by state, with an economy that expanded only slightly at a rate of 0.1%. Financial services, manufacturing and construction have all been hit hard. Some stability has been provided by employment in the government sector, with U.S. military bases representing two of North Carolina's top three employers. As of May 2009, North Carolina's unemployment rate was 11.1%, the seventh highest rate in the nation. Although the housing market in North Carolina was slower to feel the effects of the national decline, housing prices in Charlotte dropped 10.0% between April 2008 and April 2009, their largest twelve-month decline in the history of the S&P/Case-Shiller home price index. As of May 2009, Moody's, Standard & Poor's (S&P) and Fitch confirmed their credit ratings on North Carolina general obligation debt at Aaa, AAA and AAA, respectively. For the twelve months ended May 31, 2009, municipal issuance in North Carolina totaled $9.4 billion, a year-over-year increase of 13%.

6 Nuveen Investments

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During this period, as the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns, we continued to focus on finding bonds that offered relative value while seeking to manage liquidity and invest for the long term.

Much of our investment activity during this period focused on essential services revenue bonds, bonds from issuers such as water and sewer authorities, electric utilities and transportation projects that were backed by revenues generated by those projects. Some of our purchases also were driven by opportunities created by recent market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. We were also able to purchase lower-rated bonds, at discounted prices, as the result of selling by some municipal market participants, particularly during the last part of 2008 and early 2009.

Among the credits we added to the Georgia Funds were several essential services and tax-backed bonds, including a state general obligation (GO) issue. In addition, we purchased a lower-rated health care issue in NZX and NKG. In the North Carolina Funds, our purchase activity also focused on essential services bonds, including a water and sewer credit, as well as appropriation bonds. We also added insured health care issues and a lower-rated industrial development revenue (IDR) bond that we believed represented undervalued opportunities across all four Funds.

To generate cash for new purchases, we sold selected holdings, including pre-refunded(1) bonds, at attractive prices resulting from high demand, particularly from the retail sector. Most of the Funds also generated cash by closing-out their positions in Puerto Rico GO bonds (NRB did not hold any Puerto Rico GOs during this period).

During this period, we continued to use inverse floating rate securities(2) in all seven Funds. We employ inverse floaters for a variety of reasons, including duration(3) management, income enhancement and as a form of leverage. As of May 31, 2009, all of the Funds continued to hold positions in inverse floaters.

(1) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(2) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(3) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

                                                            Nuveen Investments 7

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Georgia and North Carolina Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 5/31/09

                                                      1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
GEORGIA FUNDS
NPG                                                     1.33%    4.19%     5.11%
NZX                                                     1.46%    4.63%      N/A
NKG                                                     0.20%    4.14%      N/A

NORTH CAROLINA FUNDS
NNC                                                     3.22%    4.18%     5.27%
NRB                                                     5.17%    5.32%      N/A
NNO                                                     3.69%    4.79%      N/A
NII                                                     4.11%    5.19%      N/A

Lipper Other States Municipal Debt Funds Average(4)    -0.60%    3.80%     4.66%

Barclays Capital Municipal Bond Index(5)                3.57%    4.41%     4.95%

Standard & Poor's (S&P) National Municipal
   Bond Index(6)                                        2.02%    4.21%     4.81%
--------------------------------------------------------------------------------

For the twelve months ended May 31, 2009, the total returns on common share net asset value (NAV) for all of the Georgia and North Carolina Funds exceeded the average return for the Lipper Other States Municipal Debt Funds Average. NRB, NNO and NII outperformed the return on the Barclays Capital Municipal Bond Index for the period, while the remaining four Funds underperformed this index. All of the North Carolina Funds outperformed the Standard & Poor's (S&P) National Municipal Bond Index, while all of the Georgia Funds lagged this index. Both the Barclays Capital Municipal Bond Index and the S&P National Municipal Bond Index are national indexes and include bonds from states in addition to Georgia and North Carolina, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations, and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 10.

Over the course of this twelve-month period, the municipal bond yield curve remained extraordinarily steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of two to twelve years, especially those maturing in four to eight years, benefited the most from the interest rate environment. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with bonds

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

8 Nuveen Investments
having the longest maturities (22 years and longer) posting a loss for the period. Overall, our duration and yield curve positioning was a positive contributor to the performances of NZX, NNC, NRB, NNO and NII. In NPG, the net effect of the Fund's duration positioning was neutral, as the positive impact of an overweighting in intermediate bonds was offset to a large degree by the Fund's underexposure to better performing shorter maturity categories. NKG was also underexposed to the outperforming shorter end of the yield curve, which had a negative influence on its performance.

As mentioned earlier, all of these Funds used inverse floating rate securities. During this period, the impact of inverse floaters on performance varied, with inverse floaters based on higher credit quality bonds outperforming those that used lower-quality credits. All of the inverse floaters benefited the Funds by helping to support their income streams.

Given the difficult economic environment and the disruptions in the financial markets during this period, risk-averse investors put a priority on quality investments and bonds with higher credit quality exposure typically performed relatively well over the past twelve months. Bonds rated BBB or below and non-rated bonds generally posted poorer returns. As of May 31, 2009, NPG had allocated approximately 8% of its portfolio to bonds rated BBB and non-rated credits, while NZX and NKG had allocations of 15% and 18%, respectively, to lower-rated and non-rated bonds. Among the North Carolina Funds, exposure to these lower credit quality categories ranged from 6% in NNO, 9% in NII to 10% in NNC and NRB. These lower-rated exposures generally had a negative influence on the Funds' performances for the period. In addition, NPG, NKG, NNC and NZX were underweighted in the outperforming AAA category, which also detracted from their performances, while NRB and NNO and NII benefited from their allocations to the AAA sector.

Pre-refunded bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal bond market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Among the Georgia Funds, NZX held the highest allocation of pre-refunded bonds, while NKG held the fewest. In North Carolina, NII had the most pre-refunded issues and NNC had the least. Additional sectors of the market that generally contributed to the Funds' returns included general obligation, water and sewer, and housing credits.

Holdings that generally detracted from the Funds' performances included IDR and health care bonds, which performed poorly during this period. The transportation revenue sector also underperformed the overall municipal market. Zero coupon bonds also performed poorly, as did lower-rated tobacco bonds.

Individual security selection was also a factor in the Funds' performances during this period. In particular, the Funds were impacted to varying degrees by the downgrades of municipal bonds issuers and the subsequent impact on the returns and values of insured bonds.

                                                            Nuveen Investments 9

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this unusual and volatile investment environment, another factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. During this period, leverage had a mixed impact on the total return performance of these Funds. Generally, leverage was a negative factor in the fall of 2008 and a positive factor in the spring of 2009.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of May 31, 2009, the amount of auction rate preferred securities, at par, redeemed and/or noticed for redemption by the Funds are as shown in the accompanying table.

                                                 AUCTION RATE
                                             PREFERRED SHARES      % OF ORIGINAL
                                              REDEEMED AND/OR       AUCTION RATE
FUND                                   NOTICED FOR REDEMPTION   PREFERRED SHARES
--------------------------------------------------------------------------------
NKG                                             $   1,300,000               3.9%
NNC                                             $   1,650,000               3.5%
--------------------------------------------------------------------------------

10 Nuveen Investments

Subsequent to the reporting period, the following Funds noticed for redemption additional auction rate preferred securities, at par, as shown in the accompanying table.

                                                                    AUCTION RATE
                                                                PREFERRED SHARES
FUND                                                      NOTICED FOR REDEMPTION
--------------------------------------------------------------------------------
NPG                                                               $    2,100,000
NZX                                                               $    1,100,000
NKG                                                               $    2,400,000
NRB                                                               $      925,000
--------------------------------------------------------------------------------
While the Funds' Board of Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of May 31, 2009, sixty-eight Nuveen closed-end municipal funds have redeemed and/or noticed for redemptions, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                           Nuveen Investments 11

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended May 31, 2009, NRB and NNO each had three monthly dividend increases, NPG, NZX, NNC, and NII each had two increases and NKG had one increase.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table:

                                                 5/31/09   TWELVE-MONTH AVERAGE
FUND                                            DISCOUNT   + PREMIUM/- DISCOUNT
--------------------------------------------------------------------------------
NPG                                               -11.81%                -13.71%
NZX                                                -3.72%                -12.65%
NKG                                               -10.47%                 -9.55%
NNC                                                -8.56%                 -7.18%
NRB                                                -1.79%                 +0.58%
NNO                                                -4.96%                 -6.72%
NII                                                -2.86%                 -4.12%
--------------------------------------------------------------------------------

12 Nuveen Investments

NPG Performance OVERVIEW | Nuveen Georgia Premium Income Municipal Fund as of May 31, 2009

Credit Quality (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           40%
A                                                                            14%
BBB                                                                           7%
N/R                                                                           1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $       0.05
Jul                                                                         0.05
Aug                                                                         0.05
Sep                                                                       0.0515
Oct                                                                       0.0515
Nov                                                                       0.0515
Dec                                                                       0.0515
Jan                                                                       0.0515
Feb                                                                       0.0515
Mar                                                                       0.0515
Apr                                                                       0.0515
May                                                                       0.0525

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $      13.01
                                                                           13.13
                                                                           12.82
                                                                           12.91
                                                                           12.52
                                                                           12.56
                                                                           12.85
                                                                            12.2
                                                                           12.16
                                                                           12.31
                                                                            12.3
                                                                            12.2
                                                                          12.343
                                                                           12.16
                                                                            12.3
                                                                           12.26
                                                                           11.52
                                                                          11.144
                                                                           10.71
                                                                           8.494
                                                                             9.8
                                                                            10.2
                                                                           10.45
                                                                           10.52
                                                                            10.3
                                                                             9.7
                                                                            9.72
                                                                           9.748
                                                                             8.7
                                                                            9.18
                                                                             9.5
                                                                           10.26
                                                                         11.3184
                                                                           11.25
                                                                           10.92
                                                                         11.5035
                                                                           12.11
                                                                            11.9
                                                                            11.5
                                                                           11.44
                                                                           10.96
                                                                         10.8499
                                                                           10.95
                                                                              11
                                                                           11.26
                                                                           11.35
                                                                           12.14
                                                                           11.71
                                                                           12.09
                                                                           12.25
                                                                              12
                                                                           12.19
5/31/09                                                                     12.1

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.10
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.72
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.81%
--------------------------------------------------------------------------------
Market Yield                                                               5.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.70%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    52,227
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.02
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.25
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                      -2.86%         1.33%
--------------------------------------------------------------------------------
5-Year                                                       0.50%         4.19%
--------------------------------------------------------------------------------
10-Year                                                      2.45%         5.11%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            15.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.4%
--------------------------------------------------------------------------------
Health Care                                                                14.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.4%
--------------------------------------------------------------------------------
Utilities                                                                   6.6%
--------------------------------------------------------------------------------
Other                                                                       7.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NZX Performance OVERVIEW | Nuveen Georgia Dividend Advantage Municipal Fund as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.46
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.98
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.72%
--------------------------------------------------------------------------------
Market Yield                                                               4.99%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.37%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    27,522
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.39
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.91
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                       5.67%         1.46%
--------------------------------------------------------------------------------
5-Year                                                       4.62%         4.63%
--------------------------------------------------------------------------------
Since
Inception                                                    4.05%         5.23%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          16.4%
--------------------------------------------------------------------------------
Health Care                                                                16.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            13.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       8.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      6.2%
--------------------------------------------------------------------------------
Other                                                                      12.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           29%
A                                                                            18%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           3%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $      0.054
Jul                                                                        0.054
Aug                                                                        0.054
Sep                                                                        0.055
Oct                                                                        0.055
Nov                                                                        0.055
Dec                                                                        0.055
Jan                                                                        0.055
Feb                                                                        0.055
Mar                                                                        0.055
Apr                                                                        0.055
May                                                                        0.056

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $      13.49
                                                                            13.5
                                                                           13.35
                                                                           13.15
                                                                           13.08
                                                                           13.05
                                                                           12.85
                                                                           12.71
                                                                           12.64
                                                                           12.77
                                                                           12.99
                                                                           12.65
                                                                           12.86
                                                                         12.7499
                                                                            12.8
                                                                           12.74
                                                                           12.16
                                                                            11.2
                                                                           10.77
                                                                            9.59
                                                                         10.8999
                                                                           10.72
                                                                         10.8999
                                                                            10.9
                                                                           10.14
                                                                           10.17
                                                                         10.8999
                                                                              10
                                                                             9.5
                                                                          9.7699
                                                                              10
                                                                           10.18
                                                                         11.4704
                                                                           11.41
                                                                            11.5
                                                                           11.49
                                                                           12.06
                                                                            12.4
                                                                         11.2422
                                                                           11.46
                                                                            11.4
                                                                           11.51
                                                                           11.75
                                                                           11.97
                                                                           12.09
                                                                            11.9
                                                                            11.9
                                                                           11.91
                                                                         12.2001
                                                                            12.5
                                                                           12.34
                                                                           12.96
5/31/09                                                                    13.46

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NKG Performance OVERVIEW | Nuveen Georgia Dividend Advantage Municipal Fund 2 as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           34%
A                                                                            16%
BBB                                                                          11%
N/R                                                                           7%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $     0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                        0.053
Oct                                                                        0.053
Nov                                                                        0.053
Dec                                                                        0.053
Jan                                                                        0.053
Feb                                                                        0.053
Mar                                                                        0.053
Apr                                                                        0.053
May                                                                        0.053

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $      13.18
                                                                           13.15
                                                                           12.98
                                                                           12.77
                                                                              13
                                                                           12.65
                                                                           12.85
                                                                           12.76
                                                                           12.77
                                                                           12.87
                                                                         12.7401
                                                                           12.41
                                                                           12.82
                                                                           12.85
                                                                           12.49
                                                                           12.37
                                                                          11.721
                                                                              11
                                                                            10.8
                                                                               9
                                                                           10.15
                                                                           11.25
                                                                            11.7
                                                                           11.37
                                                                         11.2116
                                                                           11.19
                                                                           11.52
                                                                            10.6
                                                                             9.5
                                                                            9.74
                                                                             9.6
                                                                             9.5
                                                                           11.01
                                                                           10.84
                                                                          10.794
                                                                           11.35
                                                                           11.59
                                                                           11.56
                                                                         11.0122
                                                                           10.81
                                                                          10.595
                                                                         10.7081
                                                                          10.988
                                                                            11.1
                                                                           11.25
                                                                           11.12
                                                                           11.42
                                                                           11.38
                                                                         11.4501
                                                                           11.92
                                                                         12.1767
                                                                           11.95
5/31/09                                                                    11.88

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.88
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.27
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -10.47%
--------------------------------------------------------------------------------
Market Yield                                                               5.35%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.90%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    60,419
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     16.65
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.70
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                       ON SHARE PRICE     ON NAV
--------------------------------------------------------------------------------
1-Year                                                      -4.77%         0.20%
--------------------------------------------------------------------------------
5-Year                                                       3.04%         4.14%
--------------------------------------------------------------------------------
Since
Inception                                                    1.70%         3.88%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            21.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.3%
--------------------------------------------------------------------------------
Health Care                                                                15.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.7%
--------------------------------------------------------------------------------
Transportation                                                              4.1%
--------------------------------------------------------------------------------
Other                                                                      13.4%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NNC Performance OVERVIEW | Nuveen North Carolina Premium Income Municipal Fund as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.60
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     13.78
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.56%
--------------------------------------------------------------------------------
Market Yield                                                               5.24%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.89%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    87,558
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     14.50
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.18
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                       -0.44%        3.22%
--------------------------------------------------------------------------------
5-Year                                                        1.11%        4.18%
--------------------------------------------------------------------------------
10-Year                                                       3.10%        5.27%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     24.8%
--------------------------------------------------------------------------------
Health Care                                                                14.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          14.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.1%
--------------------------------------------------------------------------------
Utilities                                                                   8.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.7%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          32%
AA                                                                           38%
A                                                                            20%
BBB                                                                           8%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $      0.049
Jul                                                                        0.049
Aug                                                                        0.049
Sep                                                                       0.0505
Oct                                                                       0.0505
Nov                                                                       0.0505
Dec                                                                       0.0505
Jan                                                                       0.0505
Feb                                                                       0.0505
Mar                                                                       0.0505
Apr                                                                       0.0505
May                                                                        0.055

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $      13.33
                                                                           13.22
                                                                           12.93
                                                                         12.6499
                                                                           12.52
                                                                           13.02
                                                                           12.82
                                                                           12.86
                                                                           12.69
                                                                           12.92
                                                                           12.75
                                                                           12.61
                                                                           12.76
                                                                           13.24
                                                                           12.96
                                                                            12.8
                                                                           12.62
                                                                           12.01
                                                                            11.3
                                                                            9.87
                                                                           10.53
                                                                           11.78
                                                                            11.4
                                                                           11.81
                                                                              12
                                                                            10.6
                                                                            10.8
                                                                            10.7
                                                                           10.06
                                                                            10.3
                                                                           10.68
                                                                           11.04
                                                                            12.4
                                                                           12.46
                                                                           12.48
                                                                           13.25
                                                                           12.45
                                                                            12.3
                                                                           12.31
                                                                           12.35
                                                                            11.5
                                                                           12.15
                                                                           12.34
                                                                            12.4
                                                                            12.5
                                                                            12.8
                                                                           12.94
                                                                           12.94
                                                                            12.8
                                                                           13.04
                                                                           13.15
                                                                            13.2
5/31/09                                                                     12.6

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NRB Performance OVERVIEW | Nuveen North Carolina
Dividend Advantage Municipal Fund
as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S. Guaranteed                                                          46%
AA                                                                           25%
A                                                                            19%
BBB                                                                           7%
BB or Lower                                                                   1%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $      0.057
Jul                                                                        0.057
Aug                                                                        0.057
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                         0.06
Apr                                                                         0.06
May                                                                        0.062

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $      15.39
                                                                           15.44
                                                                           14.68
                                                                           14.39
                                                                            14.3
                                                                            14.2
                                                                           14.05
                                                                            14.2
                                                                           14.46
                                                                            14.8
                                                                           15.13
                                                                           15.16
                                                                           15.27
                                                                           15.28
                                                                            15.4
                                                                            14.6
                                                                           15.02
                                                                            14.6
                                                                           14.15
                                                                          11.352
                                                                            12.8
                                                                           14.79
                                                                           14.23
                                                                           14.05
                                                                           13.39
                                                                           12.23
                                                                           11.68
                                                                            11.9
                                                                         11.9999
                                                                           11.82
                                                                            12.4
                                                                           12.35
                                                                            13.6
                                                                            13.4
                                                                         14.0399
                                                                           13.87
                                                                            13.9
                                                                            13.9
                                                                         14.3499
                                                                            14.2
                                                                            13.4
                                                                         13.6501
                                                                         13.6499
                                                                           13.44
                                                                         14.1484
                                                                           13.94
                                                                           13.88
                                                                           14.13
                                                                            14.7
                                                                           15.03
                                                                           14.64
                                                                           14.39
5/31/09                                                                    14.26

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     14.26
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     14.52
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.79%
--------------------------------------------------------------------------------
Market Yield                                                               5.22%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.86%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    32,894
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.60
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.68
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                       -1.82%        5.17%
--------------------------------------------------------------------------------
5-Year                                                        4.19%        5.32%
--------------------------------------------------------------------------------
Since
Inception                                                     4.92%        6.01%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Water and Sewer                                                            26.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.8%
--------------------------------------------------------------------------------
Utilities                                                                  13.0%
--------------------------------------------------------------------------------
Health Care                                                                11.3%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      5.9%
--------------------------------------------------------------------------------
Other                                                                       8.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 17

NNO Performance OVERVIEW | Nuveen North Carolina
Dividend Advantage Municipal Fund 2
as of May 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.60
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     14.31
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.96%
--------------------------------------------------------------------------------
Market Yield                                                               5.16%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.77%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    53,653
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     12.58
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.07
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                         4.72%       3.69%
--------------------------------------------------------------------------------
5-Year                                                         3.77%       4.79%
--------------------------------------------------------------------------------
Since
Inception                                                      4.25%       5.61%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.0%
--------------------------------------------------------------------------------
Health Care                                                                16.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            15.6%
--------------------------------------------------------------------------------
Transportation                                                              9.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.2%
--------------------------------------------------------------------------------
Utilities                                                                   8.5%
--------------------------------------------------------------------------------
Other                                                                       8.8%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           31%
A                                                                            23%
BBB                                                                           4%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $     0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                        0.054
Oct                                                                        0.054
Nov                                                                        0.054
Dec                                                                        0.054
Jan                                                                        0.054
Feb                                                                        0.054
Mar                                                                       0.0565
Apr                                                                       0.0565
May                                                                       0.0585

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $      13.75
                                                                           13.86
                                                                           13.25
                                                                           13.12
                                                                           12.77
                                                                            13.1
                                                                           13.16
                                                                          13.057
                                                                            12.7
                                                                           13.05
                                                                         13.2199
                                                                           13.29
                                                                           13.05
                                                                           13.21
                                                                            13.5
                                                                           13.48
                                                                           13.45
                                                                           13.03
                                                                              13
                                                                             9.8
                                                                           10.61
                                                                           12.12
                                                                            11.9
                                                                         12.5852
                                                                           12.07
                                                                         11.6199
                                                                            12.3
                                                                            12.2
                                                                            11.2
                                                                            11.6
                                                                           11.01
                                                                           11.15
                                                                         12.3201
                                                                           12.61
                                                                          12.685
                                                                         13.1999
                                                                           13.14
                                                                           13.25
                                                                           13.15
                                                                           12.99
                                                                         13.3999
                                                                         13.1315
                                                                           12.75
                                                                         13.2101
                                                                           13.47
                                                                            13.5
                                                                           13.37
                                                                           13.37
                                                                         13.3436
                                                                           13.95
                                                                           13.84
                                                                           13.89
5/31/09                                                                     13.6

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

18 Nuveen Investments

NII Performance OVERVIEW | Nuveen North Carolina
Dividend Advantage Municipal Fund 3
as of May 31, 2009

Credit Quality (as a % of total investments)

                                  [PIE CHART]

AAA/U.S
Guaranteed                                                                   45%
AA                                                                           31%
A                                                                            15%
BBB                                                                           7%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Jun                                                                 $     0.0545
Jul                                                                       0.0545
Aug                                                                       0.0545
Sep                                                                       0.0555
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555
May                                                                       0.0565

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

6/01/08                                                             $       14.5
                                                                           14.27
                                                                              14
                                                                           13.92
                                                                           13.25
                                                                           13.27
                                                                            14.1
                                                                            13.6
                                                                           13.98
                                                                           13.75
                                                                           13.82
                                                                            13.6
                                                                            13.7
                                                                           13.84
                                                                           13.79
                                                                          13.624
                                                                           13.61
                                                                           13.44
                                                                              13
                                                                             9.3
                                                                           10.75
                                                                           11.91
                                                                           12.78
                                                                              13
                                                                           12.02
                                                                           10.75
                                                                           11.12
                                                                         11.2201
                                                                            10.4
                                                                            10.8
                                                                           11.35
                                                                           11.33
                                                                           12.74
                                                                           12.98
                                                                           13.07
                                                                            13.4
                                                                            13.2
                                                                           13.39
                                                                           12.77
                                                                           12.24
                                                                           12.09
                                                                           12.36
                                                                          12.432
                                                                           12.56
                                                                            13.3
                                                                           12.89
                                                                           13.09
                                                                          13.105
                                                                           13.18
                                                                           13.62
                                                                           13.46
                                                                           13.56
5/31/09                                                                     13.6

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     13.60
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                     $     14.00
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.86%
--------------------------------------------------------------------------------
Market Yield                                                               4.99%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.52%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                $    55,065
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                     13.85
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.99
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                        1.43%        4.11%
--------------------------------------------------------------------------------
5-Year                                                        4.95%        5.19%
--------------------------------------------------------------------------------
Since
Inception                                                     3.59%        4.76%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.6%
--------------------------------------------------------------------------------
Water and Sewer                                                            22.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.8%
--------------------------------------------------------------------------------
Utilities                                                                  10.4%
--------------------------------------------------------------------------------
Health Care                                                                 8.0%
--------------------------------------------------------------------------------
Transportation                                                              5.6%
--------------------------------------------------------------------------------
Other                                                                       8.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 19

NPG | Shareholder MEETING REPORT
NZX | The annual meeting of shareholders was held in the offices of Nuveen
NKG | Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009, and additionally adjourned to March 17, 2009, for NPG, NZX, NKG, NRB and NNO.

                                                         NPG                           NZX                          NKG
------------------------------------------------------------------------------------------------------------------------------------
                                               Common and                    Common and                    Common and
                                                Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                            shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                 together       together       together       together       together       together
                                               as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.

   For                                          1,632,152            198        786,040            321      1,901,239            225
   Against                                         95,514             31         69,921             27        121,719             29
   Abstain                                         30,610              2         18,757            192         43,625              5
   Broker Non-Votes                               292,368            641        226,087             --        662,324          1,009
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,644            872      1,100,805            540      2,728,907          1,268
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES FOR THE FUND.
   For                                          1,627,998            198        786,699            324      1,935,561            234
   Against                                        101,168             31         69,265             27         88,646             23
   Abstain                                         29,110              2         18,754            189         42,376              2
   Broker Non-Votes                               292,368            641        226,087             --        662,324          1,009
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,644            872      1,100,805            540      2,728,907          1,268
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                          1,609,792            197             --             --             --             --
   Against                                        122,969             32             --             --             --             --
   Abstain                                         25,515              2             --             --             --             --
   Broker Non-Votes                               292,368            641             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,644            872             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                          1,615,272            199             --             --             --             --
   Against                                        117,032             30             --             --             --             --
   Abstain                                         25,972              2             --             --             --             --
   Broker Non-Votes                               292,368            641             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,644            872             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                          1,618,637            198             --             --             --             --
   Against                                        107,957             31             --             --             --             --
   Abstain                                         31,682              2             --             --             --             --
   Broker Non-Votes                               292,368            641             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,644            872             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                          1,617,274            198             --             --             --             --
   Against                                        105,257             31             --             --             --             --
   Abstain                                         35,745              2             --             --             --             --
   Broker Non-Votes                               292,368            641             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,744            872             --             --             --             --
====================================================================================================================================

20 Nuveen Investments

                                                         NPG                           NZX                           NKG
------------------------------------------------------------------------------------------------------------------------------------
                                               Common and                    Common and                    Common and
                                                Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                            shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                 together       together       together       together       together       together
                                               as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                          1,976,573             --      1,060,957             --      2,641,867             --
   Withhold                                        73,471             --         39,845             --         82,978             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,044             --      1,100,802             --      2,724,845             --
====================================================================================================================================
William C. Hunter
   For                                                 --            843             --            417             --          1,182
   Withhold                                            --             28             --            120             --             24
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               --            871             --            537             --          1,206
====================================================================================================================================
David J. Kundert
   For                                          1,977,073             --      1,060,958             --      2,642,805             --
   Withhold                                        72,971             --         39,844             --         82,040             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,044             --      1,100,802             --      2,724,845             --
====================================================================================================================================
William J. Schneider
   For                                                 --            843             --            417             --          1,182
   Withhold                                            --             28             --            120             --             24
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               --            871             --            537             --          1,206
====================================================================================================================================
Terence J. Toth
   For                                          1,976,573             --      1,060,958             --      2,642,805             --
   Withhold                                        73,471             --         39,844             --         82,040             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        2,050,044             --      1,100,802             --      2,724,845             --
====================================================================================================================================

                                                           Nuveen Investments 21

NNC |               Shareholder MEETING REPORT (continued)
NRB |
NNO |

                                                          NNC                           NRB                            NNO
------------------------------------------------------------------------------------------------------------------------------------
                                               Common and                    Common and                    Common and
                                                Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                            shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                 together       together       together       together       together       together
                                               as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                          3,016,177          1,460      1,030,819            185      1,640,878            293
   Against                                        155,314            135         91,473             11        121,749             28
   Abstain                                        108,068             99         18,971              7         60,503             10
   Broker Non-Votes                               818,495             --        290,544            444        602,246            671
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054          1,694      1,431,807            647      2,425,376          1,002
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES FOR THE FUND.
   For                                          3,045,713          1,463      1,043,120            185      1,674,349            291
   Against                                        121,122            143         79,171             10         93,937             28
   Abstain                                        112,724             88         18,972              8         54,844             12
   Broker Non-Votes                               818,495             --        290,544            444        602,246            671
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054          1,694      1,431,807            647      2,425,376          1,002
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                          3,039,382          1,402             --             --             --             --
   Against                                        131,572            149             --             --             --             --
   Abstain                                        109,684            143             --             --             --             --
   Broker Non-Votes                               817,416             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054          1,694             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO DERIVATIVES
AND SHORT SALES.
   For                                          3,010,408          1,468             --             --             --             --
   Against                                        145,363            130             --             --             --             --
   Abstain                                        124,867             96             --             --             --             --
   Broker Non-Votes                               817,416             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054          1,694             --             --             --             --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                          3,026,312          1,460             --             --             --             --
   Against                                        130,603            135             --             --             --             --
   Abstain                                        123,723             99             --             --             --             --
   Broker Non-Votes                               817,416             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054          1,694             --             --             --             --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                          3,021,365          1,460             --             --             --             --
   Against                                        137,487            135             --             --             --             --
   Abstain                                        121,786             99             --             --             --             --
   Broker Non-Votes                               817,416             --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054          1,694             --             --             --             --
====================================================================================================================================

22 Nuveen Investments

                                                         NNC                          NRB                            NNO
------------------------------------------------------------------------------------------------------------------------------------
                                               Common and                    Common and                    Common and
                                                Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                            shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                                 together       together       together       together       together       together
                                               as a class     as a class     as a class     as a class     as a class     as a class
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                          3,939,813             --      1,337,858             --      2,305,767             --
   Withhold                                       158,241             --         93,942             --        119,606             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054             --      1,431,800             --      2,425,373             --
====================================================================================================================================
William C. Hunter
   For                                                 --          1,633             --            638             --            974
   Withhold                                            --             61             --              2             --             26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               --          1,694             --            640             --          1,000
====================================================================================================================================
David J. Kundert
   For                                          3,940,813             --      1,338,858             --      2,304,467             --
   Withhold                                       157,241             --         92,942             --        120,906             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054             --      1,431,800             --      2,425,373             --
====================================================================================================================================
William J. Schneider
   For                                                 --          1,633             --            638             --            974
   Withhold                                            --             61             --              2             --             26
------------------------------------------------------------------------------------------------------------------------------------
   Total                                               --          1,694             --            640             --          1,000
====================================================================================================================================
Terence J. Toth
   For                                          3,938,813             --      1,339,238             --      2,305,767             --
   Withhold                                       159,241             --         92,562             --        119,606             --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                        4,098,054             --      1,431,800             --      2,425,373             --
====================================================================================================================================

                                                           Nuveen Investments 23

                                                                NII
--------------------------------------------------------------------------------
                                                  Common and
                                                   Preferred           Preferred
                                               shares voting       shares voting
                                                    together            together
                                                  as a class          as a class
--------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                             1,879,465                 915
   Against                                           172,758                 106
   Abstain                                            55,307                  63
   Broker Non-Votes                                  617,776                  --
--------------------------------------------------------------------------------
   Total                                           2,725,306               1,084
================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES FOR THE FUND.
   For                                             1,884,441                 951
   Against                                           164,809                 106
   Abstain                                            58,280                  27
   Broker Non-Votes                                  617,776                  --
--------------------------------------------------------------------------------
   Total                                           2,725,306               1,084
================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                    --                  --
   Against                                                --                  --
   Abstain                                                --                  --
   Broker Non-Votes                                       --                  --
--------------------------------------------------------------------------------
   Total                                                  --                  --
================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO DERIVATIVES
AND SHORT SALES.
   For                                                    --                  --
   Against                                                --                  --
   Abstain                                                --                  --
   Broker Non-Votes                                       --                  --
--------------------------------------------------------------------------------
   Total                                                  --                  --
================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                    --                  --
   Against                                                --                  --
   Abstain                                                --                  --
   Broker Non-Votes                                       --                  --
--------------------------------------------------------------------------------
   Total                                                  --                  --
================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                    --                  --
   Against                                                --                  --
   Abstain                                                --                  --
   Broker Non-Votes                                       --                  --
--------------------------------------------------------------------------------
   Total                                                  --                  --
================================================================================

24 Nuveen Investments

                                                         NII
--------------------------------------------------------------------------------
                                                  Common and
                                                   Preferred           Preferred
                                               shares voting       shares voting
                                                    together            together
                                                  as a class          as a class
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                             2,547,889                  --
   Withhold                                          177,417                  --
--------------------------------------------------------------------------------
   Total                                           2,725,306                  --
================================================================================
William C. Hunter
   For                                                    --               1,043
   Withhold                                               --                  41
--------------------------------------------------------------------------------
   Total                                                  --               1,084
================================================================================
David J. Kundert
   For                                             2,543,878                  --
   Withhold                                          181,428                  --
--------------------------------------------------------------------------------
   Total                                           2,725,306                  --
================================================================================
William J. Schneider
   For                                                    --               1,043
   Withhold                                               --                  41
--------------------------------------------------------------------------------
   Total                                                  --               1,084
================================================================================
Terence J. Toth
   For                                             2,546,489                  --
   Withhold                                          178,817                  --
--------------------------------------------------------------------------------
   Total                                           2,725,306                  --
================================================================================

                                                           Nuveen Investments 25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the Funds) as of May 31, 2009, and the related statements of operations and cash flows (Nuveen North Carolina Dividend Advantage Municipal Fund and Nuveen North Carolina Dividend Advantage Municipal Fund 3 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2009, the results of their operations and cash flows (Nuveen North Carolina Dividend Advantage Municipal Fund and Nuveen North Carolina Dividend Advantage Municipal Fund 3 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
July 23, 2009

26 Nuveen Investments

NPG | Nuveen Georgia Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 1.4% (0.9% OF TOTAL INVESTMENTS)
$        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB   $        736,770
                    Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 21.4% (14.4% OF TOTAL
                 INVESTMENTS)
         1,000   Athens-Clarke County Unified Government Development             12/12 at 100.00               A          1,022,630
                    Authority, Georgia, Educational Facilities Revenue Bonds,
                    UGAREF CCRC Building LLC Project, Series 2002, 5.000%,
                    12/15/16 - AMBAC Insured
         2,800   Atlanta Development Authority, Georgia, Educational              7/17 at 100.00              A1          2,674,224
                    Facilities Revenue Bonds, Science Park LLC Project, Series
                    2007, 5.000%, 7/01/39
         1,550   Bulloch County Development Authority, Georgia, Student           8/14 at 100.00              A1          1,609,381
                    Housing and Athletic Facility Lease Revenue Bonds, Georgia
                    Southern University, Series 2004, 5.250%, 8/01/21 -
                    SYNCORA GTY Insured
           700   Carrollton Payroll Development Authority, Georgia, Student       9/14 at 100.00              A1            717,157
                    Housing Revenue Bonds, University of West Georgia, Series
                    2004A, 5.000%, 9/01/21 - SYNCORA GTY Insured
         1,535   Fulton County Development Authority, Georgia, Revenue Bonds,     5/14 at 100.00             AA-          1,716,498
                    Georgia Tech Molecular Science Building, Series 2004,
                    5.250%, 5/01/15 - MBIA Insured
                 Private Colleges and Universities Authority, Georgia, Revenue
                 Bonds, Emory University, Series 2009B, Trust 3404:
           270      16.668%, 9/01/32 (IF)                                         9/19 at 100.00              AA            310,300
           430      16.695%, 9/01/35 (IF)                                         9/19 at 100.00              AA            475,718
         1,180   Savannah Economic Development Authority, Georgia, Revenue        7/15 at 100.00              A2          1,200,379
                    Bonds, Armstrong Atlantic State University, Compass Point
                    LLC Project, Series 2005, 5.000%, 7/01/25 - SYNCORA GTY
                    Insured
         1,490   Savannah Economic Development Authority, Georgia, Revenue       12/15 at 100.00              A3          1,444,063
                    Bonds, Armstrong Center LLC, Series 2005A, 5.000%,
                    12/01/34 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
        10,955   Total Education and Civic Organizations                                                                 11,170,350
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 22.1% (14.8% OF TOTAL INVESTMENTS)
           800   Chatham County Hospital Authority, Savannah, Georgia,            7/11 at 101.00             BBB            712,136
                    Hospital Revenue Improvement Bonds, Memorial Health
                    University Medical Center Inc., Series 2001A, 6.125%,
                    1/01/24
           500   Clark County Hospital Authority, Georgia, Hospital Revenue       1/17 at 100.00              AA            499,395
                    Bonds, Athens Regional Medical Center, Series 2007,
                    5.000%, 1/01/27 - MBIA Insured
         2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue      1/12 at 101.00              AA          1,974,860
                    Certificates, Athens Regional Medical Center, Series 2002,
                    5.125%, 1/01/32 - MBIA Insured
           900   Coffee County Hospital Authority, Georgia, Revenue Bonds,       12/14 at 100.00             BBB            780,867
                    Coffee County Regional Medical Center, Series 2004,
                    5.250%, 12/01/22
         3,000   Floyd County Hospital Authority, Georgia, Revenue                7/12 at 101.00             Aa3          2,991,870
                    Anticipation Certificates, Floyd Medical Center Project,
                    Series 2002, 5.200%, 7/01/32 - MBIA Insured
         1,090   Floyd County Hospital Authority, Georgia, Revenue                7/13 at 101.00             Aa3          1,125,381
                    Anticipation Certificates, Floyd Medical Center, Series
                    2003, 5.000%, 7/01/19 - MBIA Insured
         1,060   Henry County Hospital Authority, Georgia, Revenue                7/14 at 101.00             Aa2          1,091,175
                    Certificates, Henry Medical Center, Series 2004, 5.000%,
                    7/01/20 - MBIA Insured
           900   Houston County Hospital Authority, Georgia, Revenue Bonds,      10/17 at 100.00              A2            772,020
                    Houston Healthcare Project, Series 2007, 5.250%, 10/01/35

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$        1,000   Savannah Hospital Authority, Georgia, Revenue Bonds, St.         1/14 at 100.00            Baa1   $        920,360
                    Joseph's/Candler Health System, Series 2003, 5.250%,
                    7/01/23 - RAAI Insured
           750   Valdosta and Lowndes County Hospital Authority, Georgia,        10/17 at 100.00              A+            652,860
                    Revenue Certificates, South Georgia Medical Center, Series
                    2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
        12,000   Total Health Care                                                                                       11,520,924
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
         1,000   Cobb County Development Authority, Georgia, Student Housing      7/17 at 100.00            Baa3            803,410
                    Revenue Bonds, KSU Village II Real Estate Foundation LLC
                    Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 1.7% (1.2% OF TOTAL INVESTMENTS)
           900   Georgia Housing and Finance Authority, Single Family Mortgage   12/11 at 100.00             AAA            908,802
                    Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

           500   Savannah Economic Development Authority, Georgia, Revenue        7/12 at 100.00             AA-            501,535
                    Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)
         1,000   Richmond County Development Authority, Georgia, Environmental    2/11 at 101.00             BBB            842,340
                    Improvement Revenue Bonds, International Paper Company,
                    Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 19.6% (13.1% OF TOTAL INVESTMENTS)
           540   Cherokee County Resource Recovery Development Authority,         7/17 at 100.00             AA+            485,941
                    Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                    Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                    AMBAC Insured (Alternative Minimum Tax)

         2,215   Decatur, Georgia, General Obligation Bonds, Series 2007,         1/17 at 100.00             AAA          2,311,485
                    5.000%, 1/01/31 - FSA Insured
           100   Georgia State, General Obligation Bonds, Series 2007, 5.000%,    8/17 at 100.00             AAA            109,668
                    8/01/24
           210   Georgia State, General Obligation Bonds, Series 2009B,           1/19 at 100.00             AAA            229,381
                    5.000%, 1/01/26
         1,000   Georgia, General Obligation Bonds, Series 2002D, 5.000%,         8/12 at 100.00             AAA          1,088,780
                    8/01/16
         1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%,           No Opt. Call             AAA          1,159,960
                    7/01/15
         1,800   Gwinnett County School District, Georgia, General Obligation     2/18 at 100.00             AAA          1,865,232
                    Bonds, Series 2008, 5.000%, 2/01/36 (UB)
         2,500   Paulding County School District, Georgia, General Obligation     2/17 at 100.00             AA+          2,523,625
                    Bonds, Series 2007, 5.000%, 2/01/33
           500   Wayne County Hospital Authority, Georgia, Hospital Revenue       3/16 at 100.00             N/R            455,760
                    Bonds, Series 2006, 5.000%, 3/01/23 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
         9,865   Total Tax Obligation/General                                                                            10,229,832
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 22.9% (15.4% OF TOTAL INVESTMENTS)
           420   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station          12/17 at 100.00             AAA            425,544
                    Project, Series 2007, 5.000%, 12/01/23 - AGC Insured
           265   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,          No Opt. Call             N/R            247,200
                    Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
         2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb          1/14 at 100.00             AAA          2,120,880
                    County, Georgia, Revenue Bonds, Performing Arts Center,
                    Series 2004, 5.000%, 1/01/22
         3,860   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,     10/19 at 100.00             AA-          4,211,142
                    Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                    MBIA Insured
           905   Georgia Municipal Association Inc., Certificates of              5/19 at 100.00             AAA            922,738
                    Participation, Riverdale Public Purpose Project, Series
                    2009, 5.375%, 5/01/32 - AGC Insured
         2,600   Macon-Bibb County Urban Development Authority, Georgia,          8/12 at 101.00              AA          2,859,584
                    Revenue Refunding Bonds, Public Facilities Projects,
                    Series 2002A, 5.375%, 8/01/17

28 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales       No Opt. Call             Aa3   $      1,166,950
                    Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20
                    - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,050   Total Tax Obligation/Limited                                                                            11,954,038
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 4.5% (3.0% OF TOTAL INVESTMENTS)
         2,290   Atlanta, Georgia, Airport General Revenue Bonds, Series          1/15 at 100.00             AAA          2,351,624
                    2004G, 5.000%, 1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 18.5% (12.4% OF TOTAL INVESTMENTS) (4)
           735   Coweta County Development Authority, Georgia, Revenue Bonds,     1/13 at 100.00         N/R (4)            831,630
                    Newnan Water and Sewer, and Light Commission Project,
                    Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) - FGIC
                    Insured
         3,165   Coweta County Water and Sewer Authority, Georgia, Revenue        6/11 at 102.00         Aa3 (4)          3,489,761
                    Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)
           500   DeKalb County, Georgia, Water and Sewerage Revenue Bonds,       10/10 at 101.00             AAA            533,860
                    Series 2000, 5.125%, 10/01/31 (Pre-refunded 10/01/10) -
                    MBIA Insured
         1,750   Gainesville and Hall County Hospital Authority, Georgia,         5/11 at 100.00          A- (4)          1,893,990
                    Revenue Anticipation Certificates, Northeast Georgia
                    Health Services Inc., Series 2001, 5.500%, 5/15/31
                    (Pre-refunded 5/15/11)
            25   Georgia Municipal Electric Authority, Senior Lien General        1/17 at 100.00          A+ (4)             27,493
                    Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20
                    (Pre-refunded 1/01/17) - FGIC Insured
         2,550   Gwinnett County Hospital Authority, Georgia, Revenue             2/12 at 102.00             Aaa          2,864,645
                    Anticipation Certificates, Gwinnett Hospital System Inc.
                    Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded
                    2/14/12) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,725   Total U.S. Guaranteed                                                                                    9,641,379
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 9.8% (6.6% OF TOTAL INVESTMENTS)
         1,000   Georgia Municipal Electric Authority, General Power Revenue      1/17 at 100.00             AA-          1,001,830
                    Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 - MBIA
                    Insured
           975   Georgia Municipal Electric Authority, Senior Lien General          No Opt. Call              A+          1,086,823
                    Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 - FGIC
                    Insured
         1,000   Municipal Electric Authority of Georgia, Combustion Turbine     11/13 at 100.00             AA-          1,019,610
                    Revenue Bonds, Series 2003A, 5.000%, 11/01/20 - MBIA
                    Insured
         1,000   Municipal Electric Authority of Georgia, Project One             1/13 at 100.00             AA-          1,011,080
                    Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
                    1/01/22 - MBIA Insured
         1,200   Virgin Islands Water and Power Authority, Electric System        7/17 at 100.00            BBB-          1,022,844
                    Revenue Bonds, Series 2007B, 5.000%, 7/01/31
------------------------------------------------------------------------------------------------------------------------------------
         5,175   Total Utilities                                                                                          5,142,187
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 23.0% (15.5% OF TOTAL INVESTMENTS)
                 Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series
                 2004:
         1,225   5.000%, 11/01/24 - FSA Insured                                  11/14 at 100.00             AAA          1,229,165
           500   5.000%, 11/01/37 - FSA Insured                                  11/14 at 100.00             AAA            492,520
         2,490   Cherokee County Water and Sewerage Authority, Georgia,           8/18 at 100.00             AAA          2,508,053
                    Revenue Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured
           335   Coweta County Water and Sewer Authority, Georgia, Revenue        6/11 at 102.00             Aa3            348,289
                    Bonds, Series 2001, 5.250%, 6/01/26
                 Coweta County Water and Sewer Authority, Georgia, Revenue
                 Bonds, Series 2007:
           500      5.000%, 6/01/32                                               6/18 at 100.00             Aa3            507,240
           150      5.000%, 6/01/37                                               6/18 at 100.00             Aa3            150,864
           890   Douglasville-Douglas County Water and Sewer Authority,           6/17 at 100.00             Aa2            891,744
                    Georgia, Water and Sewer Revenue Bonds, Series 2007,
                    5.000%, 6/01/37 - MBIA Insured
           750   Forsyth County Water and Sewerage Authority, Georgia, Revenue    4/17 at 100.00             AAA            753,818
                    Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$        1,950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,        1/14 at 100.00             AA-   $      2,007,038
                    Series 2004, 5.000%, 1/01/22 - FGIC Insured
         1,000   Midgeville, Georgia, Water and Sewerage Revenue Refunding          No Opt. Call             AAA          1,196,060
                    Bonds, Series 1996, 6.000%, 12/01/21 - FSA Insured
         1,000   Unified Government of Athens-Clarke County, Georgia, Water       1/19 at 100.00             AA-          1,054,820
                    and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38
           890   Walton County Water and Sewerage Authority, Georgia, Revenue     2/18 at 100.00             Aa3            893,667
                    Bonds, The Oconee-Hard Creek Reservoir Project, Series
                    2008, 5.000%, 2/01/38 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,680   Total Water and Sewer                                                                                   12,033,278
------------------------------------------------------------------------------------------------------------------------------------
$       76,140   Total Investments (cost $76,976,229) - 149.0%                                                           77,836,469
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (2.3)%                                                                      (1,190,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 6.5%                                                                     3,380,392
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (53.2)% (5)                                                   (27,800,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     52,226,861
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.7%.

N/R    Not rated.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

NZX | Nuveen Georgia Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 24.8% (16.4% OF TOTAL
                    INVESTMENTS)
$        1,000   Athens Housing Authority, Georgia, Student Housing Lease        12/12 at 100.00             Aa2   $      1,047,040
                    Revenue Bonds, UGAREF East Campus Housing LLC Project,
                    Series 2002, 5.250%, 12/01/21 - AMBAC Insured
         1,200   Atlanta Development Authority, Georgia, Educational              7/17 at 100.00              A1          1,146,096
                    Facilities Revenue Bonds, Science Park LLC Project, Series
                    2007, 5.000%, 7/01/39
         1,475   Bulloch County Development Authority, Georgia, Student           8/14 at 100.00              A1          1,539,753
                    Housing and Athletic Facility Lease Revenue Bonds, Georgia
                    Southern University, Series 2004, 5.250%, 8/01/20 -
                    SYNCORA GTY Insured
         1,620   Bulloch County Development Authority, Georgia, Student           8/12 at 100.00              A1          1,670,350
                    Housing Lease Revenue Bonds, Georgia Southern University,
                    Series 2002, 5.000%, 8/01/20 - AMBAC Insured
         1,000   Fulton County Development Authority, Georgia, Revenue Bonds,     4/12 at 100.00             BBB          1,005,710
                    Georgia Tech Athletic Association, Series 2001, 5.000%,
                    10/01/20 - AMBAC Insured
                 Private Colleges and Universities Authority, Georgia, Revenue
                 Bonds, Emory University, Series 2009B, Trust 3404:
           145      16.668%, 9/01/32 (IF)                                         9/19 at 100.00              AA            166,643
           230      16.695%, 9/01/35 (IF)                                         9/19 at 100.00              AA            254,454
------------------------------------------------------------------------------------------------------------------------------------
         6,670   Total Education and Civic Organizations                                                                  6,830,046
------------------------------------------------------------------------------------------------------------------------------------

                 ENERGY - 1.9% (1.3% OF TOTAL INVESTMENTS)
           650   Virgin Islands Public Finance Authority, Revenue Bonds,          1/15 at 100.00             BBB            533,130
                    Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 24.6% (16.3% OF TOTAL INVESTMENTS)
           150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,      12/09 at 100.00             BB+            143,934
                    Oconee Regional Medical Center, Series 1997, 5.250%,
                    12/01/12
           190   Baldwin County Hospital Authority, Georgia, Revenue Bonds,       6/09 at 102.00             BB+            134,786
                    Oconee Regional Medical Center, Series 1998, 5.375%,
                    12/01/28
           415   Chatham County Hospital Authority, Savannah, Georgia,            7/11 at 101.00             BBB            369,421
                    Hospital Revenue Improvement Bonds, Memorial Health
                    University Medical Center Inc., Series 2001A, 6.125%,
                    1/01/24
           500   Clark County Hospital Authority, Georgia, Hospital Revenue       1/17 at 100.00              AA            499,395
                    Bonds, Athens Regional Medical Center, Series 2007,
                    5.000%, 1/01/27 - MBIA Insured
         1,000   Clarke County Hospital Authority, Georgia, Hospital Revenue      1/12 at 101.00              AA          1,033,010
                    Certificates, Athens Regional Medical Center, Series 2002,
                    5.375%, 1/01/19 - MBIA Insured
           500   Coffee County Hospital Authority, Georgia, Revenue Bonds,       12/14 at 100.00             BBB            433,815
                    Coffee County Regional Medical Center, Series 2004,
                    5.250%, 12/01/22
           500   Henry County Hospital Authority, Georgia, Revenue                7/14 at 101.00             Aa2            514,705
                    Certificates, Henry Medical Center, Series 2004, 5.000%,
                    7/01/20 - MBIA Insured
           500   Houston County Hospital Authority, Georgia, Revenue Bonds,      10/17 at 100.00              A2            428,900
                    Houston Healthcare Project, Series 2007, 5.250%, 10/01/35
           200   Royston Hospital Authority, Georgia, Revenue Anticipation        7/09 at 102.00             N/R            185,120
                    Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                    6.700%, 7/01/16
           500   Savannah Hospital Authority, Georgia, Revenue Bonds, St.         1/14 at 100.00            Baa1            460,180
                    Joseph's/Candler Health System, Series 2003, 5.250%,
                    7/01/23 - RAAI Insured
         2,000   Valdosta and Lowndes County Hospital Authority, Georgia,        10/12 at 101.00              A+          1,909,220
                    Revenue Certificates, South Georgia Medical Center, Series
                    2002, 5.250%, 10/01/27 - AMBAC Insured

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$          750   Valdosta and Lowndes County Hospital Authority, Georgia,        10/17 at 100.00              A+   $        652,860
                    Revenue Certificates, South Georgia Medical Center, Series
                    2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
         7,205   Total Health Care                                                                                        6,765,346
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 1.0% (0.7% OF TOTAL INVESTMENTS)
           350   Cobb County Development Authority, Georgia, Student Housing      7/17 at 100.00            Baa3            281,194
                    Revenue Bonds, KSU Village II Real Estate Foundation LLC
                    Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 12.8% (8.5% OF TOTAL INVESTMENTS)
           650   Georgia Housing and Finance Authority, Single Family Mortgage   12/11 at 100.00             AAA            656,357
                    Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                    Minimum Tax)
         1,000   Georgia Housing and Finance Authority, Single Family Mortgage   12/15 at 100.00             AAA            890,130
                    Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative
                    Minimum Tax)
         2,000   Georgia Housing and Finance Authority, Single Family Mortgage   12/11 at 100.00             AAA          1,979,477
                    Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,650   Total Housing/Single Family                                                                              3,525,964
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 6.1% (4.0% OF TOTAL INVESTMENTS)
         1,000   Cartersville Development Authority, Georgia, Waste and           2/12 at 100.00            BBB+            897,030
                    Wastewater Facilities Revenue Refunding Bonds, Anheuser
                    Busch Cos. Inc. Project, Series 2002, 5.950%, 2/01/32
                    (Alternative Minimum Tax)

           750   Savannah Economic Development Authority, Georgia, Revenue        7/12 at 100.00             AA-            781,395
                    Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         1,750   Total Industrials                                                                                        1,678,425
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 2.0% (1.3% OF TOTAL INVESTMENTS)
           500   Fulton County Residential Care Facilities Authority, Georgia,    7/17 at 100.00             N/R            305,420
                    Revenue Bonds, Elderly Care, Lenbrook Square Project,
                    Series 2006A, 5.125%, 7/01/42
           250   Medical Center Hospital Authority, Georgia, Revenue Bonds,         No Opt. Call             N/R            247,578
                    Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
           750   Total Long-Term Care                                                                                       552,998
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)
            20   Richmond County Development Authority, Georgia, Environmental   11/13 at 100.00             BBB             15,437
                    Improvement Revenue Bonds, International Paper Company,
                    Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)

           600   Richmond County Development Authority, Georgia, Environmental    2/12 at 101.00             BBB            492,174
                    Improvement Revenue Refunding Bonds, International Paper
                    Company, Series 2002A, 6.000%, 2/01/25 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           620   Total Materials                                                                                            507,611
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 13.2% (8.7% OF TOTAL INVESTMENTS)
           360   Cherokee County Resource Recovery Development Authority,         7/17 at 100.00             AA+            323,960
                    Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                    Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                    AMBAC Insured (Alternative Minimum Tax)
           200   Decatur, Georgia, General Obligation Bonds, Series 2007,         1/17 at 100.00             AAA            208,712
                    5.000%, 1/01/31 - FSA Insured
           700   Georgia State, General Obligation Bonds, Series 2007, 5.000%,    8/17 at 100.00             AAA            767,676
                    8/01/24
           100   Georgia State, General Obligation Bonds, Series 2009B,           1/19 at 100.00             AAA            109,229
                    5.000%, 1/01/26
           500   Georgia, General Obligation Bonds, Series 2005B, 5.000%,           No Opt. Call             AAA            579,980
                    7/01/15
         1,000   Gwinnett County School District, Georgia, General Obligation     2/18 at 100.00             AAA          1,036,240
                    Bonds, Series 2008, 5.000%, 2/01/36 (UB)
           600   Paulding County School District, Georgia, General Obligation     2/17 at 100.00             AA+            605,670
                    Bonds, Series 2007, 5.000%, 2/01/33
------------------------------------------------------------------------------------------------------------------------------------
         3,460   Total Tax Obligation/General                                                                             3,631,467
------------------------------------------------------------------------------------------------------------------------------------

32 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED - 9.3% (6.2% OF TOTAL INVESTMENTS)
$           40   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station          12/17 at 100.00             AAA   $         40,528
                    Project, Series 2007, 5.000%, 12/01/23 - AGC Insured
           135   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,          No Opt. Call             N/R            125,932
                    Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
                 Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                 Series 2005B:
           250      5.400%, 1/01/20                                               7/15 at 100.00             N/R            214,458
            75      5.600%, 1/01/30                                               7/15 at 100.00             N/R             55,433
           215   Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes          1/16 at 100.00             N/R            147,150
                    Project, Series 2006, 5.500%, 1/01/31
            50   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,     10/19 at 100.00             AA-             54,549
                    Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                    MBIA Insured
           250   Georgia Municipal Association Inc., Certificates of              5/19 at 100.00             AAA            255,550
                    Participation, Riverdale Public Purpose Project, Series
                    2009, 5.500%, 5/01/38 - AGC Insured
         1,525   Macon-Bibb County Urban Development Authority, Georgia,          8/12 at 101.00              AA          1,675,152
                    Revenue Refunding Bonds, Public Facilities Projects,
                    Series 2002A, 5.000%, 8/01/14
------------------------------------------------------------------------------------------------------------------------------------
         2,540   Total Tax Obligation/Limited                                                                             2,568,752
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 3.7% (2.5% OF TOTAL INVESTMENTS)
         1,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,       1/10 at 101.00             AA-          1,023,120
                    Series 2000A, 5.400%, 1/01/15 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 27.2% (18.0% OF TOTAL INVESTMENTS) (4)
         1,500   Coweta County Development Authority, Georgia, Revenue Bonds,     1/13 at 100.00         N/R (4)          1,697,205
                    Newnan Water and Sewer, and Light Commission Project,
                    Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) - FGIC
                    Insured
         1,250   Gainesville and Hall County Hospital Authority, Georgia,         5/11 at 100.00          A- (4)          1,352,850
                    Revenue Anticipation Certificates, Northeast Georgia
                    Health Services Inc., Series 2001, 5.500%, 5/15/31
                    (Pre-refunded 5/15/11)
           730   Georgia, General Obligation Bonds, Series 2002D, 5.000%,         8/12 at 100.00             AAA            812,578
                    8/01/18 (Pre-refunded 8/01/12)
         1,100   Gwinnett County Hospital Authority, Georgia, Revenue             2/12 at 102.00             Aaa          1,235,729
                    Anticipation Certificates, Gwinnett Hospital System Inc.
                    Project, Series 1997B, 5.300%, 9/01/27 (Pre-refunded
                    2/14/12) - MBIA Insured
         1,200   Private Colleges and Universities Authority, Georgia, Revenue   10/11 at 102.00        Baa2 (4)          1,352,016
                    Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                    (Pre-refunded 10/01/11)
         1,000   Rockdale County Water and Sewerage Authority, Georgia,           1/10 at 101.00         AA- (4)          1,038,870
                    Revenue Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded
                    1/01/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,780   Total U.S. Guaranteed                                                                                    7,489,248
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 2.0% (1.3% OF TOTAL INVESTMENTS)
           500   Municipal Electric Authority of Georgia, Combustion Turbine     11/13 at 100.00              AA            533,920
                    Revenue Bonds, Series 2003A, 5.250%, 11/01/15 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 20.6% (13.6% OF TOTAL INVESTMENTS)
         1,200   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series    11/14 at 100.00             AAA          1,204,080
                    2004, 5.000%, 11/01/24 - FSA Insured
           625   Cherokee County Water and Sewerage Authority, Georgia,           8/18 at 100.00             AAA            629,531
                    Revenue Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured
           350   Coweta County Water and Sewer Authority, Georgia, Revenue        6/18 at 100.00             Aa3            352,016
                    Bonds, Series 2007, 5.000%, 6/01/37
           890   Douglasville-Douglas County Water and Sewer Authority,           6/17 at 100.00             Aa2            891,744
                    Georgia, Water and Sewer Revenue Bonds, Series 2007,
                    5.000%, 6/01/37 - MBIA Insured
           375   Forsyth County Water and Sewerage Authority, Georgia, Revenue    4/17 at 100.00             AAA            376,909
                    Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$          500   Fulton County, Georgia, Water and Sewerage Revenue Bonds,        1/14 at 100.00             AA-   $        514,625
                    Series 2004, 5.000%, 1/01/22 - FGIC Insured
         1,395   Macon Water Authority, Georgia, Water and Sewer Revenue         10/11 at 101.00              AA          1,472,213
                    Bonds, Series 2001B, 5.000%, 10/01/21
           230   Walton County Water and Sewerage Authority, Georgia, Revenue     2/18 at 100.00             Aa3            230,948
                    Bonds, The Oconee-Hard Creek Reservoir Project, Series
                    2008, 5.000%, 2/01/38 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,565   Total Water and Sewer                                                                                    5,672,066
------------------------------------------------------------------------------------------------------------------------------------
$       41,490   Total Investments (cost $41,900,177) - 151.1%                                                           41,593,287
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (2.4)%                                                                        (660,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 5.8%                                                                     1,589,022
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (54.5)% (5)                                                   (15,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     27,522,309
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.1%.

N/R    Not rated.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

34 Nuveen Investments

NKG | Nuveen Georgia Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 2.4% (1.6% OF TOTAL INVESTMENTS)
$        2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB   $      1,473,540
                    Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 17.6% (11.8% OF TOTAL
                 INVESTMENTS)
         2,500   Athens Housing Authority, Georgia, Student Housing Lease        12/12 at 100.00             Aa2          2,507,950
                    Revenue Bonds, UGAREF East Campus Housing LLC Project,
                    Series 2002, 5.000%, 12/01/33 - AMBAC Insured
         1,225   Athens-Clarke County Unified Government Development             12/12 at 100.00             BBB          1,238,598
                    Authority, Georgia, Educational Facilities Revenue Bonds,
                    UGAREF CCRC Building LLC Project, Series 2002, 5.000%,
                    12/15/18 - AMBAC Insured
         3,000   Atlanta Development Authority, Georgia, Educational              7/17 at 100.00              A1          2,865,240
                    Facilities Revenue Bonds, Science Park LLC Project, Series
                    2007, 5.000%, 7/01/39
         2,000   Fulton County Development Authority, Georgia, Revenue Bonds,    11/13 at 100.00             AA-          1,993,820
                    Georgia Tech - Klaus Parking and Family Housing, Series
                    2003, 5.000%, 11/01/23 - MBIA Insured
         1,050   Fulton County Development Authority, Georgia, Revenue Bonds,     2/12 at 100.00               A          1,020,915
                    TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 -
                    AMBAC Insured
           200   Gainesville Redevelopment Authority, Georgia, Educational        3/17 at 100.00             N/R            101,186
                    Facilities Revenue Bonds, Riverside Military Academy
                    Project, Series 2007, 5.125%, 3/01/37
                 Private Colleges and Universities Authority, Georgia, Revenue
                 Bonds, Emory University, Series 2009B, Trust 3404:
           315      16.668%, 9/01/32 (IF)                                         9/19 at 100.00              AA            362,017
           490      16.695%, 9/01/35 (IF)                                         9/19 at 100.00              AA            542,097
------------------------------------------------------------------------------------------------------------------------------------
        10,780   Total Education and Civic Organizations                                                                 10,631,823
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 23.6% (15.8% OF TOTAL INVESTMENTS)
           150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,      12/09 at 100.00             BB+            143,934
                    Oconee Regional Medical Center, Series 1997, 5.250%,
                    12/01/12
                 Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                 Oconee Regional Medical Center, Series 1998:
            40      5.250%, 12/01/22                                             12/10 at 100.00             BB+             30,592
           315      5.375%, 12/01/28                                              6/09 at 102.00             BB+            223,461
         1,000   Chatham County Hospital Authority, Savannah, Georgia,            1/14 at 100.00             BBB            794,900
                    Hospital Revenue Bonds, Memorial Health University Medical
                    Center Inc., Series 2004A, 5.375%, 1/01/26
                 Coffee County Hospital Authority, Georgia, Revenue Bonds,
                 Coffee County Regional Medical Center, Series 2004:
           165      5.000%, 12/01/19                                             12/14 at 100.00             BBB            147,759
         1,000      5.250%, 12/01/22                                             12/14 at 100.00             BBB            867,630
         1,000   Floyd County Hospital Authority, Georgia, Revenue                7/12 at 101.00             Aa3            997,290
                    Anticipation Certificates, Floyd Medical Center Project,
                    Series 2002, 5.200%, 7/01/32 - MBIA Insured
         1,100   Houston County Hospital Authority, Georgia, Revenue Bonds,      10/17 at 100.00              A2            943,580
                    Houston Healthcare Project, Series 2007, 5.250%, 10/01/35
                 Newnan Hospital Authority, Georgia, Revenue Anticipation
                 Certificates, Newnan Hospital Inc., Series 2002:
         2,260      5.500%, 1/01/19 - MBIA Insured                                1/13 at 100.00              A2          2,289,922
         3,020      5.500%, 1/01/20 - MBIA Insured                                1/13 at 100.00              A2          3,059,984

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$          350   Royston Hospital Authority, Georgia, Revenue Anticipation        7/09 at 102.00             N/R   $        323,960
                    Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                    6.700%, 7/01/16
         2,000   Savannah Hospital Authority, Georgia, Revenue Bonds, St.         1/14 at 100.00            Baa1          1,840,720
                    Joseph's/Candler Health System, Series 2003, 5.250%,
                    7/01/23 - RAAI Insured
         1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation   12/12 at 101.00              A2          1,920,299
                    Bonds, Tift Regional Medical Center, Series 2002, 5.250%,
                    12/01/19 - AMBAC Insured
           750   Valdosta and Lowndes County Hospital Authority, Georgia,        10/17 at 100.00              A+            652,860
                    Revenue Certificates, South Georgia Medical Center, Series
                    2007, 5.000%, 10/01/33
------------------------------------------------------------------------------------------------------------------------------------
        15,095   Total Health Care                                                                                       14,236,891
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 4.8% (3.2% OF TOTAL INVESTMENTS)
            25   Cobb County Development Authority, Georgia, Student Housing      7/17 at 100.00            Baa3             20,085
                    Revenue Bonds, KSU Village II Real Estate Foundation LLC
                    Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
                 Savannah Economic Development Authority, Georgia, GNMA
                 Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III
                 Apartments, Series 2002A:
           500      5.150%, 11/20/22 (Alternative Minimum Tax)                   11/12 at 102.00             AAA            508,330
           980      5.200%, 11/20/27 (Alternative Minimum Tax)                   11/12 at 102.00             AAA            968,524
         1,465      5.250%, 11/20/32 (Alternative Minimum Tax)                   11/12 at 102.00             AAA          1,426,427
------------------------------------------------------------------------------------------------------------------------------------
         2,970   Total Housing/Multifamily                                                                                2,923,366
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 0.8% (0.5% OF TOTAL INVESTMENTS)
           170   Georgia Housing and Finance Authority, Single Family Mortgage   12/15 at 100.00             AAA            146,348
                    Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative
                    Minimum Tax)
           315   Georgia Housing and Finance Authority, Single Family Mortgage    6/11 at 100.00             AAA            312,688
                    Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           485   Total Housing/Single Family                                                                                459,036
------------------------------------------------------------------------------------------------------------------------------------

                 INDUSTRIALS - 3.1% (2.1% OF TOTAL INVESTMENTS)
         2,190   Cobb County Development Authority, Georgia, Solid Waste          4/16 at 101.00             BBB          1,870,873
                    Disposal Revenue Bonds, Georgia Waste Management Project,
                    Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 1.4% (1.0% OF TOTAL INVESTMENTS)
         1,000   Fulton County Residential Care Facilities Authority, Georgia,    7/17 at 100.00             N/R            610,840
                    Revenue Bonds, Elderly Care, Lenbrook Square Project,
                    Series 2006A, 5.125%, 7/01/42
           250   Medical Center Hospital Authority, Georgia, Revenue Bonds,         No Opt. Call             N/R            247,578
                    Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11
------------------------------------------------------------------------------------------------------------------------------------
         1,250   Total Long-Term Care                                                                                       858,418
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 2.3% (1.6% OF TOTAL INVESTMENTS)
         1,000   Richmond County Development Authority, Georgia, Environmental    2/11 at 101.00             BBB            842,340
                    Improvement Revenue Bonds, International Paper Company,
                    Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)
           250   Richmond County Development Authority, Georgia, Environmental    2/12 at 101.00             BBB            205,073
                    Improvement Revenue Refunding Bonds, International Paper
                    Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum
                    Tax)
           370   Savannah Economic Development Authority, Georgia, Pollution        No Opt. Call            Baa3            361,790
                    Control Revenue Bonds, Union Camp Corporation, Series 1995,
                    6.150%, 3/01/17
------------------------------------------------------------------------------------------------------------------------------------
         1,620   Total Materials                                                                                          1,409,203
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 25.7% (17.3% OF TOTAL INVESTMENTS)
           600   Cherokee County Resource Recovery Development Authority,         7/17 at 100.00             AA+            539,934
                    Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground
                    Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 -
                    AMBAC Insured (Alternative Minimum Tax)
           900   Decatur, Georgia, General Obligation Bonds, Series 2007,         1/17 at 100.00             AAA            939,204
                    5.000%, 1/01/31 - FSA Insured

36 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL (continued)
$        1,000   Forsyth County, Georgia, General Obligation Bonds, Series        3/14 at 101.00             AA+   $      1,104,050
                    2004, 5.250%, 3/01/19
         1,700   Georgia State, General Obligation Bonds, Series 2007, 5.000%,    8/17 at 100.00             AAA          1,864,356
                    8/01/24
         1,645   Georgia State, General Obligation Bonds, Series 2009B, 5.000%,   1/19 at 100.00             AAA          1,796,817
                    1/01/26
           750   Georgia, General Obligation Bonds, Series 1998D, 5.250%,           No Opt. Call             AAA            882,203
                    10/01/15
         1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%,           No Opt. Call             AAA          1,159,960
                    7/01/15
         2,100   Gwinnett County School District, Georgia, General Obligation     2/18 at 100.00             AAA          2,176,104
                    Bonds, Series 2008, 5.000%, 2/01/36 (UB)
                 Oconee County, Georgia, General Obligation Bonds, Recreation
                 Project, Series 2003:
         1,410      5.500%, 1/01/23 - AMBAC Insured                               1/13 at 101.00             Aa3          1,504,428
         1,470      5.250%, 1/01/26 - AMBAC Insured                               1/13 at 101.00             Aa3          1,504,795
         1,200   Paulding County School District, Georgia, General Obligation     2/17 at 100.00             AA+          1,211,340
                    Bonds, Series 2007, 5.000%, 2/01/33
           950   Wayne County Hospital Authority, Georgia, Hospital Revenue       3/16 at 100.00             N/R            865,944
                    Bonds, Series 2006, 5.000%, 3/01/23 - SYNCORA GTY Insured
------------------------------------------------------------------------------------------------------------------------------------
        14,725   Total Tax Obligation/General                                                                            15,549,135
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 12.3% (8.3% OF TOTAL INVESTMENTS)
           120   Atlanta, Georgia, Tax Allocation Bonds Atlanta Station          12/17 at 100.00             AAA            121,584
                    Project, Series 2007, 5.000%, 12/01/23 - AGC Insured
           130   Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,          No Opt. Call             N/R            121,268
                    Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)
                 Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
                 Series 2005B:
           250      5.400%, 1/01/20                                               7/15 at 100.00             N/R            214,458
           350      5.600%, 1/01/30                                               7/15 at 100.00             N/R            258,689
           340   Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes          1/16 at 100.00             N/R            232,703
                    Project, Series 2006, 5.500%, 1/01/31
         1,700   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,     10/19 at 100.00             AA-          1,854,649
                    Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                    MBIA Insured
           750   Georgia Municipal Association Inc., Certificates of              6/12 at 101.00               A            766,650
                    Participation, Atlanta Court Project, Series 2002, 5.125%,
                    12/01/21 - AMBAC Insured
           915   Georgia Municipal Association Inc., Certificates of              5/19 at 100.00             AAA            935,313
                    Participation, Riverdale Public Purpose Project, Series
                    2009, 5.500%, 5/01/38 - AGC Insured
         2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales       No Opt. Call             Aa3          2,917,375
                    Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20
                    - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,055   Total Tax Obligation/Limited                                                                             7,422,689
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 6.1% (4.1% OF TOTAL INVESTMENTS)
         3,650   Atlanta, Georgia, Airport General Revenue Refunding Bonds,       1/10 at 101.00             AA-          3,710,845
                    Series 2000A, 5.500%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 11.5% (7.7% OF TOTAL INVESTMENTS) (4)
         1,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series      10/12 at 100.00             AAA          1,126,710
                    2002, 5.250%, 10/01/22 (Pre-refunded 10/01/12) - FSA Insured
         1,000   Cherokee County School System, Georgia, General Obligation       8/13 at 100.00         AA+ (4)          1,137,630
                    Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13)
                    - MBIA Insured
                 DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                 Series 2000:
         1,000      5.125%, 10/01/31 (Pre-refunded 10/01/10) - MBIA Insured      10/10 at 101.00             AAA          1,067,720
           900      5.375%, 10/01/35 (Pre-refunded 10/01/10)                     10/10 at 101.00             AAA            963,936
         1,305   Gainesville and Hall County Hospital Authority, Georgia,         5/11 at 100.00          A- (4)          1,412,375
                    Revenue Anticipation Certificates, Northeast Georgia Health
                    Services Inc., Series 2001, 5.500%, 5/15/31 (Pre-refunded
                    5/15/11)

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$        1,100   Private Colleges and Universities Authority, Georgia, Revenue   10/11 at 102.00        Baa2 (4)   $      1,239,348
                    Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                    (Pre-refunded 10/01/11)
------------------------------------------------------------------------------------------------------------------------------------
         6,305   Total U.S. Guaranteed                                                                                    6,947,719
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 5.1% (3.4% OF TOTAL INVESTMENTS)
         1,000   Elberton, Georgia, Combined Utility System Revenue Refunding     1/12 at 100.00              A3          1,034,530
                    and Improvement Bonds, Series 2001, 5.000%, 1/01/22 - AMBAC
                    Insured
         1,000   Georgia Municipal Electric Authority, General Power Revenue      1/17 at 100.00             AA-          1,001,830
                    Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 - MBIA
                    Insured
         1,000   Municipal Electric Authority of Georgia, Project One             1/13 at 100.00             AA-          1,011,080
                    Subordinated Lien Revenue Bonds, Series 2003A, 5.000%,
                    1/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         3,000   Total Utilities                                                                                          3,047,440
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 32.2% (21.6% OF TOTAL INVESTMENTS)
                 Atlanta, Georgia, Water and Wastewater Revenue Bonds,
                 Series 2004:
           500      5.250%, 11/01/15 - FSA Insured                               11/14 at 100.00             AAA            555,635
         1,700      5.000%, 11/01/37 - FSA Insured                               11/14 at 100.00             AAA          1,674,568
         3,500   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series      10/12 at 100.00             AAA          3,565,449
                    2002, 5.000%, 10/01/27 - FSA Insured
         1,990   Cherokee County Water and Sewerage Authority, Georgia, Revenue   8/18 at 100.00             AAA          2,004,428
                    Bonds, Series 2001, 5.000%, 8/01/35 - FSA Insured
                 Coweta County Water and Sewer Authority, Georgia, Revenue
                 Bonds, Series 2007:
           500      5.000%, 6/01/32                                               6/18 at 100.00             Aa3            507,240
           500      5.000%, 6/01/37                                               6/18 at 100.00             Aa3            502,880
         1,000   Douglasville-Douglas County Water and Sewer Authority,          12/15 at 100.00             Aa2          1,020,010
                    Georgia, Water and Sewer Revenue Bonds, Series 2005,
                    5.000%, 6/01/29 - MBIA Insured
           445   Douglasville-Douglas County Water and Sewer Authority,           6/17 at 100.00             Aa2            445,872
                    Georgia, Water and Sewer Revenue Bonds, Series 2007,
                    5.000%, 6/01/37 - MBIA Insured
         4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue    4/13 at 100.00             AA+          4,017,759
                    Bonds, Series 2002, 5.000%, 4/01/32
           375   Forsyth County Water and Sewerage Authority, Georgia, Revenue    4/17 at 100.00             AAA            376,909
                    Bonds, Series 2007, 5.000%, 4/01/37 - FSA Insured
           950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,        7/09 at 100.50             AA-            962,075
                    Series 1998, 5.000%, 1/01/16 - FGIC Insured

38 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$        3,100   Harris County, Georgia, Water System Revenue Bonds, Series      12/12 at 100.00             N/R   $      3,110,849
                    2002, 5.000%, 12/01/22 - AMBAC Insured
           685   Walton County Water and Sewerage Authority, Georgia, Revenue     2/18 at 100.00             Aa3            687,822
                    Bonds, The Oconee-Hard Creek Reservoir Project, Series
                    2008, 5.000%, 2/01/38 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,245   Total Water and Sewer                                                                                   19,431,496
------------------------------------------------------------------------------------------------------------------------------------
$       90,370   Total Investments (cost $91,868,801) - 148.9%                                                           89,972,474
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (2.3)%                                                                      (1,395,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 5.9%                                                                     3,541,758
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (52.5)% (5)                                                   (31,700,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     60,419,232
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.2%.

N/R    Not rated.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 39

NNC | Nuveen North Carolina Premium Income Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 22.7% (14.6% OF TOTAL
                 INVESTMENTS)
$        2,500   North Carolina Capital Facilities Financing Agency, Revenue     10/15 at 100.00             AA+   $      2,541,925
                    Bonds, Duke University, Series 2005A, 5.000%, 10/01/41 (UB)
           970   North Carolina Capital Facilities Financing Agency, Revenue      4/13 at 100.00             N/R            902,003
                    Bonds, Johnson and Wales University, Series 2003A, 5.250%,
                    4/01/23 - SYNCORA GTY Insured
         2,285   North Carolina State University at Raleigh, General Revenue     10/13 at 100.00              AA          2,497,756
                    Bonds, Series 2003A, 5.000%, 10/01/15
         1,530   University of North Carolina System, Pooled Revenue Bonds,         No Opt. Call               A          1,668,312
                    Series 2005A, 5.000%, 4/01/15 - AMBAC Insured
           580   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00              AA            588,526
                    Bonds, Series 2002A, 5.375%, 4/01/22 - AMBAC Insured
                 University of North Carolina Wilmington, Certificates of
                 Participation, Student Housing Project Revenue Bonds, Series
                 2006:
         1,430      5.000%, 6/01/23 - FGIC Insured                                6/16 at 100.00               A          1,449,891
         1,505      5.000%, 6/01/24 - FGIC Insured                                6/16 at 100.00               A          1,520,050
                 University of North Carolina, Chapel Hill, System Net Revenue
                 Bonds, Series 2003:
         2,380      5.000%, 12/01/19                                             12/13 at 100.00             AA+          2,569,615
         2,725      5.000%, 12/01/21                                             12/13 at 100.00             AA+          2,880,052
         1,500      5.000%, 12/01/23                                             12/13 at 100.00             AA+          1,582,785
         1,675   University of North Carolina, Wilmington, General Revenue        1/12 at 101.00              A2          1,670,025
                    Bonds, Series 2002A, 5.000%, 1/01/23 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,080   Total Education and Civic Organizations                                                                 19,870,940
------------------------------------------------------------------------------------------------------------------------------------

                 ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)
         1,500   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00             BBB          1,426,110
                    Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                    7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 22.9% (14.7% OF TOTAL INVESTMENTS)
         1,145   Albemarle Hospital Authority, North Carolina, Health Care       10/17 at 100.00             N/R            946,377
                    Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27
         1,000   Johnston Memorial Hospital Authority, North Carolina, Mortgage   4/18 at 100.00             AAA            991,320
                    Revenue Bonds, Johnston Memorial Hospital Project, Series
                    2008, 5.250%, 10/01/36 - FSA Insured
           225   New Hanover County, North Carolina, Hospital Revenue Bonds,     10/19 at 100.00             AAA            221,020
                    New Hanover Regional Medical Center, Series 2006B, 5.125%,
                    10/01/31 (WI/DD, Settling 6/04/09) - FSA Insured
           920   North Carolina Medical Care Commission Health Care Facilities   10/14 at 100.00             AAA            937,949
                    Revenue Bonds (WakeMed), Series 2009A, 5.625%, 10/01/38 -
                    AGC Insured
         2,000   North Carolina Medical Care Commission, Healthcare Facilities   11/13 at 100.00              A+          2,051,720
                    Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                    5.000%, 11/01/19
         2,000   North Carolina Medical Care Commission, Healthcare Facilities   10/09 at 101.00            BBB+          1,787,840
                    Revenue Bonds, Stanly Memorial Hospital, Series 1999,
                    6.375%, 10/01/29
                 North Carolina Medical Care Commission, Healthcare Facilities
                 Revenue Bonds, Union Regional Medical Center, Series 2002A:
         1,000      5.500%, 1/01/19                                               1/12 at 100.00               A          1,014,370
           550      5.500%, 1/01/20                                               1/12 at 100.00               A            556,842
         1,750      5.375%, 1/01/32                                               1/12 at 100.00               A          1,601,425

40 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$        3,000   North Carolina Medical Care Commission, Hospital Revenue         6/12 at 101.00               A   $      2,661,930
                    Bonds, Southeastern Regional Medical Center, Series 2002,
                    5.375%, 6/01/32
         1,500   North Carolina Medical Care Commission, Hospital Revenue        11/17 at 100.00              A-          1,273,170
                    Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27
         1,645   North Carolina Medical Care Commission, Revenue Bonds, Blue      1/15 at 100.00             AA-          1,376,980
                    Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                    FGIC Insured
                 North Carolina Medical Care Commission, Revenue Bonds,
                 Cleveland County Healthcare System, Series 2004A:
           600      5.250%, 7/01/20 - AMBAC Insured                               7/14 at 100.00               A            594,258
           500      5.250%, 7/01/22 - AMBAC Insured                               7/14 at 100.00               A            485,920
           300   Northern Hospital District of Surry County, North Carolina,      4/18 at 100.00             BBB            258,237
                    Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                    10/01/38
           685   Onslow County Hospital Authority, North Carolina, FHA Insured   10/16 at 100.00             AA-            599,156
                    Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                    Series 2006, 5.000%, 4/01/31 - MBIA Insured
         2,800   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-          2,657,816
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        21,620   Total Health Care                                                                                       20,016,330
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 4.8% (3.1% OF TOTAL INVESTMENTS)
         1,000   Asheville Housing Authority, North Carolina,                    11/09 at 100.00             AAA          1,000,930
                    GNMA-Collateralized Multifamily Housing Revenue Bonds,
                    Woodridge Apartments, Series 1997, 5.800%, 11/20/39
                    (Alternative Minimum Tax)
         2,290   Mecklenburg County, North Carolina, FNMA Multifamily Housing     7/13 at 105.00             AAA          2,256,429
                    Revenue Bonds, Little Rock Apartments, Series 2003,
                    5.375%, 1/01/36 (Alternative Minimum Tax)
         1,000   North Carolina Capital Facilities Financing Agency, Housing      6/13 at 100.00             BBB            946,010
                    Revenue Bonds, Elizabeth City State University, Series
                    2003A, 5.000%, 6/01/28 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,290   Total Housing/Multifamily                                                                                4,203,369
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 7.5% (4.8% OF TOTAL INVESTMENTS)
         1,040   North Carolina Housing Finance Agency, Home Ownership Revenue    7/10 at 100.00              AA          1,021,103
                    Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                    AMBAC Insured (Alternative Minimum Tax)
         2,580   North Carolina Housing Finance Agency, Home Ownership Revenue    7/09 at 100.00              AA          2,581,445
                    Bonds, 1998 Trust Agreement, Series 6A, 6.200%, 1/01/29
                    (Alternative Minimum Tax)
         1,000   North Carolina Housing Finance Agency, Home Ownership Revenue    1/17 at 100.00              AA            894,860
                    Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative
                    Minimum Tax)
           830   North Carolina Housing Finance Agency, Home Ownership Revenue    7/16 at 100.00              AA            747,116
                    Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                    Tax)
         1,260   North Carolina Housing Finance Agency, Single Family Revenue     9/09 at 100.00              AA          1,285,137
                    Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
         6,710   Total Housing/Single Family                                                                              6,529,661
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 0.3% (0.2% OF TOTAL INVESTMENTS)
           375   North Carolina Medical Care Commission, Revenue Bonds, Pines     1/16 at 100.00             N/R            306,263
                    at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
         1,250   Columbus County Industrial Facilities and Pollution Control      3/17 at 100.00             BBB            828,738
                    Financing Authority, North Carolina, Environmental
                    Improvement Revenue Bonds, International Paper Company
                    Project, Series 2007A, 4.625%, 3/01/27

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/GENERAL - 10.5% (6.7% OF TOTAL INVESTMENTS)
$        1,890   Craven County, North Carolina, General Obligation Bonds,         5/12 at 101.00              AA   $      1,960,535
                    Series 2002, 5.000%, 5/01/21 - AMBAC Insured
         4,285   Durham County, North Carolina, General Obligation Bonds,         4/12 at 100.00             AAA          4,626,214
                    Series 2002B, 5.000%, 4/01/16
         1,820   Durham, North Carolina, General Obligation Bonds, Series         4/17 at 100.00             AAA          2,041,840
                    2007, 5.000%, 4/01/21
           500   North Carolina, General Obligation Bonds, Series 2004A,          3/14 at 100.00             AAA            537,560
                    5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
         8,495   Total Tax Obligation/General                                                                             9,166,149
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 38.6% (24.8% OF TOTAL INVESTMENTS)
         1,330   Cabarrus County, North Carolina, Certificates of                 2/13 at 100.00              AA          1,403,855
                    Participation, Series 2002, 5.250%, 2/01/17
         1,800   Catawba County, North Carolina, Certificates of                  6/14 at 100.00             Aa3          1,882,296
                    Participation, Series 2004, 5.250%, 6/01/21 - MBIA Insured
         1,700   Charlotte, North Carolina, Certificates of Participation,        6/13 at 100.00             AA+          1,766,589
                    Governmental Facilities Projects, Series 2003G, 5.375%,
                    6/01/26
           950   Charlotte, North Carolina, Certificates of Participation,        6/18 at 100.00             AA+            956,850
                    Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
         1,500   Charlotte, North Carolina, Certificates of Participation,        6/13 at 100.00             AA+          1,505,385
                    Transit Projects, Series 2003A, 5.000%, 6/01/33
                 Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                 Series 2002:
         1,050      5.250%, 6/01/20                                               6/12 at 101.00             AAA          1,137,119
         1,750      5.000%, 6/01/25                                               6/12 at 101.00             AAA          1,854,703
         1,400   Craven County, North Carolina, Certificates of Participation,    6/17 at 100.00             AA-          1,423,072
                    Series 2007, 5.000%, 6/01/27 - MBIA Insured
         1,000   Davidson County, North Carolina, Certificates of                   No Opt. Call              A+          1,079,330
                    Participation, Series 2004, 5.250%, 6/01/14 - AMBAC Insured
           750   Harnett County, North Carolina, Certificates of                  6/19 at 100.00             AAA            770,205
                    Participation, Series 2009, 5.000%, 6/01/28 - AGC Insured
                 Lee County, North Carolina, Certificates of Participation,
                 Public Schools and Community College, Series 2004:
         1,715      5.250%, 4/01/18 - FSA Insured                                 4/14 at 100.00             AAA          1,851,411
           500      5.250%, 4/01/20 - FSA Insured                                 4/14 at 100.00             AAA            532,655
         1,000      5.250%, 4/01/22 - FSA Insured                                 4/14 at 100.00             AAA          1,054,220
           200   Mecklenburg County, North Carolina, Certificates of                No Opt. Call             AA+            209,198
                    Participation, Series 2009A, 5.000%, 2/01/27
         2,600   North Carolina Infrastructure Finance Corporation,               2/15 at 100.00             AA+          2,774,252
                    Certificates of Participation, Capital Improvements,
                    Series 2005A, 5.000%, 2/01/19
         1,500   North Carolina Infrastructure Finance Corporation,               2/14 at 100.00             AA+          1,552,725
                    Certificates of Participation, Correctional Facilities,
                    Series 2004A, 5.000%, 2/01/23
         1,500   North Carolina, Certificates of Participation, Repair and        6/14 at 100.00             AA+          1,592,370
                    Renovation Project, Series 2004B, 5.000%, 6/01/20
                 North Carolina, Certificates of Participation, Series 2003:
         1,130      5.250%, 6/01/21                                               6/13 at 100.00             AA+          1,191,246
         1,000      5.250%, 6/01/23                                               6/13 at 100.00             AA+          1,046,140
         2,000   Puerto Rico Highway and Transportation Authority, Grant          3/14 at 100.00             AA-          1,902,060
                    Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 -
                    MBIA Insured
           285   Raleigh, North Carolina, Certificates of Participation,          2/17 at 100.00             AA+            296,959
                    Series 2007, 5.000%, 2/01/27
         1,000   Randolph County, North Carolina, Certificates of                 6/14 at 102.00             AAA          1,072,550
                    Participation, Series 2004, 5.000%, 6/01/20 - FSA Insured
         1,000   Rutherford County, North Carolina, Certificates of              12/17 at 100.00             AAA          1,033,580
                    Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured

42 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,950   Sampson County, North Carolina, Certificates of Participation,   6/17 at 100.00             AAA   $      1,941,030
                    Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)
         1,200   Wilmington, North Carolina, Certificates of Participation,       6/18 at 100.00              AA          1,238,640
                    Series 2008A, 5.000%, 6/01/29
           700   Wilson County, North Carolina, Certificates of Participation,    4/17 at 100.00               A            705,369
                    School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        32,510   Total Tax Obligation/Limited                                                                            33,773,809
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 7.1% (4.6% OF TOTAL INVESTMENTS)
                 Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
           600      5.250%, 7/01/24 - MBIA Insured                                7/14 at 100.00             AA-            637,608
         2,710      5.000%, 7/01/29 - MBIA Insured                                7/14 at 100.00             AA-          2,686,152
           500   Piedmont Triad Airport Authority, North Carolina, Airport        7/15 at 100.00              A2            518,420
                    Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                    Insured
         2,250   Raleigh Durham Airport Authority, North Carolina, Airport        5/11 at 101.00             Aa3          2,333,813
                    Revenue Bonds, Series 2001A, 5.250%, 11/01/16 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,060   Total Transportation                                                                                     6,175,993
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 14.1% (9.1% OF TOTAL INVESTMENTS) (4)
           750   Johnston County Finance Corporation, North Carolina,             8/09 at 101.00             AAA            763,808
                    Installment Payment Revenue Bonds, School and Museum
                    Projects, Series 1999, 5.250%, 8/01/21 (Pre-refunded
                    8/01/09) - FSA Insured
         1,530   North Carolina Medical Care Commission, Health System Revenue   10/11 at 101.00          AA (4)          1,693,175
                    Bonds, Mission St. Joseph's Health System, Series 2001,
                    5.250%, 10/01/31 (Pre-refunded 10/01/11)
           735   North Carolina Medical Care Commission, Revenue Bonds,          11/14 at 100.00          AA (4)            849,726
                    Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                    (Pre-refunded 11/01/14)
           425   North Carolina Municipal Power Agency 1, Catawba Electric          No Opt. Call             AAA            446,467
                    Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)
         4,260   North Carolina Municipal Power Agency 1, Catawba Electric          No Opt. Call             AAA          4,856,015
                    Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)
         1,000   North Carolina, General Obligation Bonds, Series 2000A,          9/10 at 102.00             AAA          1,076,720
                    5.100%, 9/01/16 (Pre-refunded 9/01/10)
           420   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00         N/R (4)            474,928
                    Bonds, Series 2002A, 5.375%, 4/01/22 (Pre-refunded
                    10/01/12) - AMBAC Insured
         2,000   Winston-Salem, North Carolina, Water and Sewerage System         6/12 at 100.00             AAA          2,214,000
                    Revenue Bonds, Series 2002A, 5.000%, 6/01/18 (Pre-refunded
                    6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
        11,120   Total U.S. Guaranteed                                                                                   12,374,839
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 13.4% (8.7% OF TOTAL INVESTMENTS)
            25   North Carolina Eastern Municipal Power Agency, Power System      1/13 at 100.00            BBB+             26,002
                    Revenue Bonds, Series 2003C, 5.375%, 1/01/17
         3,000   North Carolina Eastern Municipal Power Agency, Power System      1/13 at 100.00            BBB+          3,170,519
                    Revenue Bonds, Series 2003F, 5.500%, 1/01/15
         1,000   North Carolina Eastern Municipal Power Agency, Power System      1/16 at 100.00               A          1,028,530
                    Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured
                 North Carolina Eastern Municipal Power Agency, Power System
                 Revenue Refunding Bonds, Series 1993B:
            10      5.500%, 1/01/17 - FGIC Insured                                7/09 at 100.00            Baa1             10,010
            90      5.500%, 1/01/21                                               7/09 at 100.00            BBB+             90,042
           165      6.000%, 1/01/22 - FGIC Insured                                  No Opt. Call            Baa1            183,538
         4,000   North Carolina Municipal Power Agency 1, Catawba Electric        1/10 at 101.00              A2          4,084,399
                    Revenue Bonds, Series 1999B, 6.500%, 1/01/20

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES (continued)
$        2,000   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00               A   $      2,123,960
                    Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC
                    Insured
         1,000   Wake County Industrial Facilities and Pollution Control          2/12 at 101.00              A2          1,040,870
                    Financing Authority, North Carolina, Revenue Refunding
                    Bonds, Carolina Power and Light Company, Series 2002,
                    5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
        11,290   Total Utilities                                                                                         11,757,870
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 10.9% (7.0% OF TOTAL INVESTMENTS)
         1,605   Broad River Water Authority, North Carolina, Water System        6/15 at 100.00            Baa2          1,557,556
                    Revenue Bonds, Series 2005, 5.000%, 6/01/20 - SYNCORA GTY
                    Insured
           500   Brunswick County, North Carolina, Enterprise System Revenue      4/18 at 100.00             AAA            503,875
                    Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
            50   Charlotte, North Carolina, Water and Sewerage System Revenue     6/11 at 101.00             AAA             51,622
                    Bonds, Series 2001, 5.125%, 6/01/26
         1,295   Greensboro, North Carolina, Combined Enterprise System           6/15 at 100.00             AAA          1,358,597
                    Revenue Bonds, Series 2005A, 5.000%, 6/01/26
                 Oak Island, North Carolina, Enterprise System Revenue Bonds,
                 Series 2009A:
           550      6.000%, 6/01/34 - AGC Insured                                 6/19 at 100.00             AAA            571,802
         1,000      6.000%, 6/01/36 - AGC Insured                                 6/19 at 100.00             AAA          1,038,080
           500   Onslow County, North Carolina, Combined Enterprise System        6/14 at 100.00               A            511,990
                    Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                    Insured
         3,865   Winston-Salem, North Carolina, Water and Sewer System Revenue    6/17 at 100.00             AAA          3,959,770
                    Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
         9,365   Total Water and Sewer                                                                                    9,553,292
------------------------------------------------------------------------------------------------------------------------------------
$      133,665   Total Investments (cost $135,557,150) - 155.3%                                                         135,983,363
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (5.9)%                                                                     (5,195,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.2%                                                                     1,919,775
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (51.6)% (5)                                                  (45,150,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     87,558,138
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.

N/R    Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(ETM)  Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

44 Nuveen Investments

NRB | Nuveen North Carolina Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 15.9% (9.5% OF TOTAL
                 INVESTMENTS)
$          380   North Carolina Capital Facilities Financing Agency, Revenue     10/11 at 100.00             AA+   $        389,948
                    Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
           500   North Carolina Capital Facilities Financing Agency, Revenue      9/11 at 101.00             Ba2            421,410
                    Bonds, High Point University, Series 2001, 5.125%, 9/01/18
         1,430   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00              AA          1,529,328
                    Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured
         1,750   University of North Carolina, Chapel Hill, System Net Revenue    6/11 at 100.00             AA+          1,804,723
                    Bonds, Series 2001A, 5.000%, 12/01/25 - MBIA Insured
         1,000   University of North Carolina, Chapel Hill, System Net Revenue      No Opt. Call             AA+          1,095,940
                    Bonds, Series 2002B, 5.000%, 12/01/11
------------------------------------------------------------------------------------------------------------------------------------
         5,060   Total Education and Civic Organizations                                                                  5,241,349
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 19.1% (11.3% OF TOTAL INVESTMENTS)
           555   Albemarle Hospital Authority, North Carolina, Health Care       10/17 at 100.00             N/R            396,853
                    Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
           250   Johnston Memorial Hospital Authority, North Carolina,            4/18 at 100.00             AAA            247,830
                    Mortgage Revenue Bonds, Johnston Memorial Hospital
                    Project, Series 2008, 5.250%, 10/01/36 - FSA Insured
            30   New Hanover County, North Carolina, Hospital Revenue Bonds,     10/19 at 100.00             AAA             29,469
                    New Hanover Regional Medical Center, Series 2006B, 5.125%,
                    10/01/31 (WI/DD, Settling 6/04/09) - FSA Insured
           280   North Carolina Medical Care Commission Health Care Facilities   10/14 at 100.00             AAA            285,463
                    Revenue Bonds (WakeMed), Series 2009A, 5.625%, 10/01/38 -
                    AGC Insured
         1,110   North Carolina Medical Care Commission, Healthcare Facilities    1/12 at 100.00               A          1,133,621
                    Revenue Bonds, Union Regional Medical Center, Series
                    2002A, 5.250%, 1/01/15
           980   North Carolina Medical Care Commission, Healthcare Revenue      11/09 at 100.00              A+            980,176
                    Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26
         1,500   North Carolina Medical Care Commission, Hospital Revenue         6/12 at 101.00               A          1,461,405
                    Bonds, Southeastern Regional Medical Center, Series 2002,
                    5.250%, 6/01/22
           500   North Carolina Medical Care Commission, Hospital Revenue        11/17 at 100.00              A-            470,485
                    Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20
           250   North Carolina Medical Care Commission, Revenue Bonds, Blue      1/15 at 100.00             AA-            209,268
                    Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                    FGIC Insured
           150   Northern Hospital District of Surry County, North Carolina,      4/18 at 100.00             BBB            129,119
                    Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                    10/01/38
         1,000   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-            949,220
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
         6,605   Total Health Care                                                                                        6,292,909
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 5.0% (3.0% OF TOTAL INVESTMENTS)
           415   North Carolina Housing Finance Agency, Home Ownership Revenue    7/10 at 100.00              AA            407,459
                    Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                    AMBAC Insured (Alternative Minimum Tax)
           720   North Carolina Housing Finance Agency, Home Ownership Revenue    7/09 at 100.00              AA            720,014
                    Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                    (Alternative Minimum Tax)

                                                           Nuveen Investments 45

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY (continued)
$          250   North Carolina Housing Finance Agency, Home Ownership            1/17 at 100.00              AA    $       223,715
                    Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33
                    (Alternative Minimum Tax)
           330   North Carolina Housing Finance Agency, Home Ownership            7/16 at 100.00              AA            297,046
                    Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,715   Total Housing/Single Family                                                                              1,648,234
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 2.4% (1.4% OF TOTAL INVESTMENTS)
           300   North Carolina Medical Care Commission, Health Care             10/16 at 100.00             N/R            264,087
                    Facilities Revenue Bonds, Presbyterian Homes, Series
                    2006B, 5.200%, 10/01/21
           200   North Carolina Medical Care Commission, Healthcare              10/16 at 100.00             N/R            166,040
                    Facilities Revenue Bonds, Presbyterian Homes, Series
                    2006, 5.400%, 10/01/27
           150   North Carolina Medical Care Commission, Revenue Bonds, Pines     1/16 at 100.00             N/R            122,505
                    at Davidson, Series 2006A, 5.000%, 1/01/36
           250   North Carolina Medical Care Commission, Revenue Bonds,           9/15 at 100.00             N/R            216,595
                    United Church Homes and Services, Series 2005A, 5.250%,
                    9/01/21
------------------------------------------------------------------------------------------------------------------------------------
           900   Total Long-Term Care                                                                                       769,227
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 0.8% (0.5% OF TOTAL INVESTMENTS)
           400   Columbus County Industrial Facilities and Pollution Control      3/17 at 100.00             BBB            265,196
                    Financing Authority, North Carolina, Environmental
                    Improvement Revenue Bonds, International Paper Company
                    Project, Series 2007A, 4.625%, 3/01/27
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 10.0% (5.9% OF TOTAL INVESTMENTS)
         1,000   Durham, North Carolina, General Obligation Bonds, Series         4/17 at 100.00             AAA          1,121,890
                    2007, 5.000%, 4/01/21
                 North Carolina, General Obligation Bonds, Series 2004A:
         1,000      5.000%, 3/01/18                                               3/14 at 100.00             AAA          1,103,470
         1,000      5.000%, 3/01/22                                               3/14 at 100.00             AAA          1,075,120
------------------------------------------------------------------------------------------------------------------------------------
         3,000   Total Tax Obligation/General                                                                             3,300,480
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 26.7% (15.8% OF TOTAL INVESTMENTS)
         1,400   Charlotte, North Carolina, Certificates of Participation,        6/13 at 100.00             AA+          1,454,838
                    Governmental Facilities Projects, Series 2003G, 5.375%,
                    6/01/26 (UB)
           305   Charlotte, North Carolina, Certificates of Participation,        6/18 at 100.00             AA+            307,199
                    Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
           160   Craven County, North Carolina, Certificates of                   6/17 at 100.00             AA-            167,518
                    Participation, Series 2007, 5.000%, 6/01/23 - MBIA Insured
         1,870   Dare County, North Carolina, Certificates of Participation,     12/12 at 100.00              A1          2,038,412
                    Series 2002, 5.250%, 6/01/15 - AMBAC Insured
         1,250   Davidson County, North Carolina, Certificates of                 6/14 at 100.00              A+          1,285,563
                    Participation, Series 2004, 5.250%, 6/01/21 - AMBAC
                    Insured
         1,390   Durham, North Carolina, Certificates of Participation,           6/15 at 100.00             AA+          1,429,601
                    Series 2005B, 5.000%, 6/01/25
            50   Harnett County, North Carolina, Certificates of                  6/19 at 100.00             AAA             51,347
                    Participation, Series 2009, 5.000%, 6/01/28 - AGC Insured
           470   Raleigh, North Carolina, Certificates of Participation,          6/14 at 100.00             AA+            500,715
                    Downtown Improvement Project, Series 2004B, 5.000%,
                    6/01/20
           170   Raleigh, North Carolina, Certificates of Participation,          2/17 at 100.00             AA+            177,133
                    Series 2007, 5.000%, 2/01/27
           150   Rutherford County, North Carolina, Certificates of              12/17 at 100.00             AAA            155,037
                    Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured
           700   Sampson County, North Carolina, Certificates of                  6/17 at 100.00             AAA            696,780
                    Participation, Series 2006, 5.000%, 6/01/34 - FSA Insured
                    (UB)
           250   Wilmington, North Carolina, Certificates of Participation,       6/18 at 100.00              AA            258,050
                    Series 2008A, 5.000%, 6/01/29

46 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$          250   Wilson County, North Carolina, Certificates of Participation,    4/17 at 100.00               A   $        251,918
                    School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,415   Total Tax Obligation/Limited                                                                             8,774,111
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 5.7% (3.4% OF TOTAL INVESTMENTS)
           300   Piedmont Triad Airport Authority, North Carolina, Airport        7/15 at 100.00              A2            311,052
                    Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                    Insured
         1,530   Raleigh Durham Airport Authority, North Carolina, Airport        5/11 at 101.00             Aa3          1,576,160
                    Revenue Bonds, Series 2001A, 5.250%, 11/01/18 - FGIC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         1,830   Total Transportation                                                                                     1,887,212
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 16.2% (9.6% OF TOTAL INVESTMENTS) (4)
         1,000   Broad River Water Authority, North Carolina, Water System        6/10 at 101.00        Baa1 (4)          1,057,240
                    Revenue Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded
                    6/01/10) - MBIA Insured
           100   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00             AAA            114,640
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                    1/15/15)
           500   Greensboro, North Carolina, Combined Enterprise System           6/11 at 101.00             AAA            546,015
                    Revenue Bonds, Series 2001A, 5.125%, 6/01/21 (Pre-refunded
                    6/01/11)
         1,120   North Carolina Capital Facilities Financing Agency, Revenue     10/11 at 100.00             AAA          1,226,109
                    Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
                    (Pre-refunded 10/01/11)
           800   North Carolina Medical Care Commission, Health System Revenue   10/11 at 101.00          AA (4)            885,320
                    Bonds, Mission St. Joseph's Health System, Series 2001,
                    5.250%, 10/01/31 (Pre-refunded 10/01/11)
           300   North Carolina Medical Care Commission, Revenue Bonds,          11/14 at 100.00          AA (4)            346,827
                    Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                    (Pre-refunded 11/01/14)
         1,020   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00         N/R (4)          1,153,396
                    Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded
                    10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,840   Total U.S. Guaranteed                                                                                    5,329,547
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 21.9% (13.0% OF TOTAL INVESTMENTS)
                 Greenville, North Carolina, Combined Enterprise System
                 Revenue Bonds, Series 2001:
         1,000      5.250%, 9/01/20 - FSA Insured                                 9/11 at 101.00             AAA          1,062,310
           500      5.250%, 9/01/21 - FSA Insured                                 9/11 at 101.00             AAA            522,085
           500   North Carolina Eastern Municipal Power Agency, Power System      1/16 at 100.00               A            514,265
                    Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured
         2,500   North Carolina Eastern Municipal Power Agency, Power System      7/09 at 100.00            Baa1          2,502,523
                    Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                    FGIC Insured
         1,000   North Carolina Eastern Municipal Power Agency, Power System      7/09 at 102.00            BBB+          1,021,220
                    Revenue Refunding Bonds, Series 1999B, 5.650%, 1/01/16
         1,500   Wake County Industrial Facilities and Pollution Control          2/12 at 101.00              A2          1,561,305
                    Financing Authority, North Carolina, Revenue Refunding
                    Bonds, Carolina Power and Light Company, Series 2002,
                    5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         7,000   Total Utilities                                                                                          7,183,708
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 44.9% (26.6% OF TOTAL INVESTMENTS)
           100   Brunswick County, North Carolina, Enterprise System Revenue      4/18 at 100.00             AAA            100,775
                    Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
           505   Cape Fear Public Utility Authority, North Carolina, Water &      8/18 at 100.00              AA            514,640
                    Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35
         2,250   Charlotte, North Carolina, Water and Sewerage System Revenue     6/11 at 101.00             AAA          2,322,968
                    Bonds, Series 2001, 5.125%, 6/01/26
         1,000   Charlotte, North Carolina, Water and Sewerage System Revenue     7/18 at 100.00             AAA          1,033,910
                    Bonds, Series 2008, 5.000%, 7/01/38

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$          500   Greensboro, North Carolina, Combined Enterprise System           6/15 at 100.00             AAA   $        527,440
                    Revenue Bonds, Series 2005A, 5.000%, 6/01/25
           700   Oak Island, North Carolina, Enterprise System Revenue Bonds,     6/19 at 100.00             AAA            727,748
                    Series 2009A, 6.000%, 6/01/34 - AGC Insured
           400   Onslow County, North Carolina, Combined Enterprise System        6/14 at 100.00               A            409,592
                    Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                    Insured
                 Raleigh, North Carolina, Combined Enterprise System Revenue
                 Bonds, Series 2006A:
         4,440      5.000%, 3/01/31 (UB)                                          3/16 at 100.00             AAA          4,614,980
         3,000      5.000%, 3/01/36 (UB)                                          3/16 at 100.00             AAA          3,079,320
             5   Raleigh, North Carolina, Combined Enterprise System Revenue      3/16 at 100.00             AAA              5,397
                    Bonds, Series 2006A, Residuals Series II-R-645-2, 13.365%,
                    3/01/36 (IF)
         1,385   Winston-Salem, North Carolina, Water and Sewer System Revenue    6/17 at 100.00             AAA          1,418,960
                    Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
        14,285   Total Water and Sewer                                                                                   14,755,730
------------------------------------------------------------------------------------------------------------------------------------
$       54,050   Total Investments (cost $54,627,227) - 168.6%                                                           55,447,703
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (21.8)%                                                                     (7,160,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 4.9%                                                                     1,605,816
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (51.7)% (5)                                                   (17,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     32,893,519
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.7%.

N/R    Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

48 Nuveen Investments

NNO | Nuveen North Carolina Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS May 31, 2009

     Principal                                                                     OPTIONAL CALL
  Amount (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 14.6% (9.2% OF TOTAL
                 INVESTMENTS)
                 Appalachian State University, North Carolina, Housing and
                 Student Center System Revenue Refunding Bonds, Series 2002:
$        1,040      5.000%, 7/15/14 - MBIA Insured                                7/12 at 100.00              A1   $      1,117,886
         1,000      5.000%, 7/15/15 - MBIA Insured                                7/12 at 100.00              A1          1,055,670
                 North Carolina Capital Facilities Financing Agency, Revenue
                 Bonds, Duke University, Series 2001A:
           715      5.125%, 10/01/26                                             10/11 at 100.00             AA+            733,719
           380      5.125%, 10/01/41                                             10/11 at 100.00             AA+            383,599
         1,000   University of North Carolina System, Pooled Revenue Bonds,       4/15 at 100.00               A          1,025,360
                    Series 2005A, 5.000%, 4/01/22 - AMBAC Insured
           635   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00              AA            659,886
                    Bonds, Series 2002A, 5.375%, 4/01/19 - AMBAC Insured
           500   University of North Carolina Wilmington, Certificates of         6/16 at 100.00               A            514,365
                    Participation, Student Housing Project Revenue Bonds,
                    Series 2006, 5.000%, 6/01/21 - FGIC Insured
         1,500   University of North Carolina, Chapel Hill, System Net Revenue      No Opt. Call             AA+          1,643,910
                    Bonds, Series 2002B, 5.000%, 12/01/11
           250   University of North Carolina, Charlotte, Certificates of         3/15 at 100.00               A            260,050
                    Participation, Student Housing Project, Series 2005,
                    5.000%, 3/01/21 - AMBAC Insured
           400   University of North Carolina, Greensboro, General Revenue        4/11 at 101.00             AAA            427,932
                    Refunding Bonds, Series 2002B, 5.375%, 4/01/17 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,420   Total Education and Civic Organizations                                                                  7,822,377
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 26.1% (16.4% OF TOTAL INVESTMENTS)
           945   Albemarle Hospital Authority, North Carolina, Health Care       10/17 at 100.00             N/R            675,722
                    Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38
         1,640   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/11 at 101.00             AA-          1,641,509
                    Healthcare System Revenue Bonds, Carolinas Healthcare
                    System, Series 2001A, 5.000%, 1/15/31
           500   Johnston Memorial Hospital Authority, North Carolina,            4/18 at 100.00             AAA            495,660
                    Mortgage Revenue Bonds, Johnston Memorial Hospital
                    Project, Series 2008, 5.250%, 10/01/36 - FSA Insured
           120   New Hanover County, North Carolina, Hospital Revenue Bonds,     10/19 at 100.00             AAA            117,877
                    New Hanover Regional Medical Center, Series 2006B, 5.125%,
                    10/01/31 (WI/DD, Settling 6/04/09) - FSA Insured
           455   North Carolina Medical Care Commission Health Care Facilities   10/14 at 100.00             AAA            463,877
                    Revenue Bonds (WakeMed), Series 2009A, 5.625%, 10/01/38 -
                    AGC Insured
         2,000   North Carolina Medical Care Commission, Healthcare Facilities   11/13 at 100.00              A+          2,038,820
                    Revenue Bonds, Novant Health Obligated Group, Series
                    2003A, 5.000%, 11/01/20
         1,005   North Carolina Medical Care Commission, Healthcare Facilities    1/12 at 100.00               A          1,037,321
                    Revenue Bonds, Union Regional Medical Center, Series
                    2002A, 5.250%, 1/01/13
                 North Carolina Medical Care Commission, Hospital Revenue
                 Bonds, Southeastern Regional Medical Center, Series 2002:
         1,000      5.500%, 6/01/15                                               6/12 at 101.00               A          1,029,560
         2,100      5.250%, 6/01/22                                               6/12 at 101.00               A          2,045,967
           925   North Carolina Medical Care Commission, Hospital Revenue        11/17 at 100.00              A-            785,122
                    Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HEALTH CARE (continued)
$        1,250   North Carolina Medical Care Commission, Revenue Bonds, Blue      1/15 at 100.00             AA-   $      1,046,338
                    Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                    FGIC Insured
                 North Carolina Medical Care Commission, Revenue Bonds,
                 Cleveland County Healthcare System, Series 2004A:
           595      5.250%, 7/01/20 - AMBAC Insured                               7/14 at 100.00               A            589,306
           500      5.250%, 7/01/22 - AMBAC Insured                               7/14 at 100.00               A            485,920
           150   Northern Hospital District of Surry County, North Carolina,      4/18 at 100.00             BBB            129,119
                    Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                    10/01/38
         1,500   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-          1,423,830
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
        14,685   Total Health Care                                                                                       14,005,948
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 4.3% (2.7% OF TOTAL INVESTMENTS)
           355   North Carolina Housing Finance Agency, Home Ownership Revenue    7/10 at 100.00              AA            348,550
                    Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                    AMBAC Insured (Alternative Minimum Tax)
                 North Carolina Housing Finance Agency, Home Ownership Revenue
                 Bonds, Series 13A:
           735      4.700%, 7/01/12 (Alternative Minimum Tax)                     7/11 at 100.00              AA            749,774
           740      4.850%, 7/01/13 (Alternative Minimum Tax)                     7/11 at 100.00              AA            755,436
           510   North Carolina Housing Finance Agency, Home Ownership Revenue    7/16 at 100.00              AA            459,071
                    Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,340   Total Housing/Single Family                                                                              2,312,831
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 2.1% (1.3% OF TOTAL INVESTMENTS)
           600   North Carolina Medical Care Commission, Health Care             10/16 at 100.00             N/R            528,174
                    Facilities Revenue Bonds, Presbyterian Homes, Series
                    2006B, 5.200%, 10/01/21
           250   North Carolina Medical Care Commission, Healthcare Facilities   10/16 at 100.00             N/R            207,550
                    Revenue Bonds, Presbyterian Homes, Series 2006, 5.400%,
                    10/01/27
           185   North Carolina Medical Care Commission, Revenue Bonds, Pines     1/16 at 100.00             N/R            151,090
                    at Davidson, Series 2006A, 5.000%, 1/01/36
           250   North Carolina Medical Care Commission, Revenue Bonds, United    9/15 at 100.00             N/R            216,595
                    Church Homes and Services, Series 2005A, 5.250%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------
         1,285   Total Long-Term Care                                                                                     1,103,409
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 2.1% (1.3% OF TOTAL INVESTMENTS)
           300   Columbus County Industrial Facilities and Pollution Control      3/17 at 100.00             BBB            198,897
                    Financing Authority, North Carolina, Environmental
                    Improvement Revenue Bonds, International Paper Company
                    Project, Series 2007A, 4.625%, 3/01/27
         1,100   Northampton County Industrial Facilities and Pollution           2/11 at 101.00             BBB            921,723
                    Control Financing Authority, North Carolina, Environmental
                    Improvement Revenue Bonds, International Paper Company,
                    Series 2001A, 6.200%, 2/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,400   Total Materials                                                                                          1,120,620
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 5.5% (3.5% OF TOTAL INVESTMENTS)
           250   Durham County, North Carolina, General Obligation Bonds,         5/10 at 102.00             AAA            264,720
                    Series 2000, 5.600%, 5/01/15
         1,475   Durham, North Carolina, General Obligation Bonds, Series         4/17 at 100.00             AAA          1,640,967
                    2007, 5.000%, 4/01/22
         1,000   North Carolina, General Obligation Bonds, Series 2004A,          3/14 at 100.00             AAA          1,075,120
                    5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------
         2,725   Total Tax Obligation/General                                                                             2,980,807
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 35.0% (22.0% OF TOTAL INVESTMENTS)
            30   Cabarrus County, North Carolina, Certificates of                 2/13 at 100.00              AA             31,839
                    Participation, Series 2002, 5.250%, 2/01/16
         1,750   Charlotte, North Carolina, Certificates of Participation,        6/13 at 100.00             AA+          1,780,450
                    Governmental Facilities Projects, Series 2003G, 5.000%,
                    6/01/28

50 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$          575   Charlotte, North Carolina, Certificates of Participation,        6/18 at 100.00             AA+   $        579,146
                    Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
         1,850   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,        6/12 at 101.00             AAA          2,003,495
                    Series 2002, 5.250%, 6/01/18
           800   Craven County, North Carolina, Certificates of Participation,    6/17 at 100.00             AA-            813,184
                    Series 2007, 5.000%, 6/01/27 - MBIA Insured
           500   Harnett County, North Carolina, Certificates of                  6/19 at 100.00             AAA            508,270
                    Participation, Series 2009, 5.000%, 6/01/29 - AGC Insured
                 Hartnett County, North Carolina, Certificates of
                 Participation, Series 2002:
         1,000      5.250%, 12/01/15 - FSA Insured                               12/12 at 101.00             AAA          1,093,210
         2,025      5.375%, 12/01/16 - FSA Insured                               12/12 at 101.00             AAA          2,222,174
           715   Lee County, North Carolina, Certificates of Participation,       4/14 at 100.00             AAA            761,697
                    Public Schools and Community College, Series 2004, 5.250%,
                    4/01/20 - FSA Insured
         1,380   Pasquotank County, North Carolina, Certificates of               6/14 at 100.00             AA-          1,386,058
                 Participation, Series 2004, 5.000%, 6/01/25 - MBIA Insured
         2,070   Pitt County, North Carolina, Certificates of Participation,      4/14 at 100.00              A1          2,001,587
                    School Facilities Project, Series 2004B, 5.000%, 4/01/29 -
                    AMBAC Insured
                 Raleigh, North Carolina, Certificates of Participation,
                 Downtown Improvement Project, Series 2004B:
           805      5.000%, 6/01/20                                               6/14 at 100.00             AA+            857,607
         1,310      5.000%, 6/01/21                                               6/14 at 100.00             AA+          1,386,609
           115   Raleigh, North Carolina, Certificates of Participation,          2/17 at 100.00             AA+            119,825
                    Series 2007, 5.000%, 2/01/27
         1,000   Randolph County, North Carolina, Certificates of                 6/14 at 102.00             AAA          1,072,550
                    Participation, Series 2004, 5.000%, 6/01/20 - FSA Insured
           100   Rutherford County, North Carolina, Certificates of              12/17 at 100.00             AAA            103,358
                    Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured
         1,150   Sampson County, North Carolina, Certificates of                  6/17 at 100.00             AAA          1,144,710
                    Participation, Series 2006, 5.000%, 6/01/34 - FSA Insured
                    (UB)
           500   Wilmington, North Carolina, Certificates of Participation,       6/18 at 100.00              AA            516,100
                    Series 2008A, 5.000%, 6/01/29
           400   Wilson County, North Carolina, Certificates of Participation,    4/17 at 100.00               A            403,068
                    School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        18,075   Total Tax Obligation/Limited                                                                            18,784,937
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 15.8% (9.9% OF TOTAL INVESTMENTS)
         2,035   Charlotte, North Carolina, Airport Revenue Bonds, Series         7/14 at 100.00             AA-          1,978,224
                    2004A, 5.000%, 7/01/34 - MBIA Insured
           435   Piedmont Triad Airport Authority, North Carolina, Airport        7/15 at 100.00              A2            451,025
                    Revenue Bonds, Series 2005A, 5.000%, 7/01/20 - SYNCORA GTY
                    Insured
                 Raleigh Durham Airport Authority, North Carolina, Airport
                 Revenue Bonds, Series 2001A:
         1,000      5.250%, 11/01/15 - FGIC Insured                               5/11 at 101.00             Aa3          1,041,170
         2,320      5.250%, 11/01/16 - FGIC Insured                               5/11 at 101.00             Aa3          2,406,419
         2,230      5.250%, 11/01/17 - FGIC Insured                               5/11 at 101.00             Aa3          2,305,017
           270   University of North Carolina, Charlotte, Parking System          1/12 at 101.00              A2            279,626
                    Revenue Bonds, Series 2002, 5.000%, 1/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,290   Total Transportation                                                                                     8,461,481
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 15.3% (9.6% OF TOTAL INVESTMENTS) (4)
           490   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/11 at 101.00         Aa3 (4)            526,265
                    Healthcare System Revenue Bonds, Carolinas Healthcare
                    System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded
                    1/15/11)
           200   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00             AAA            229,280
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                    1/15/15)
           500   North Carolina Capital Facilities Financing Agency, Revenue     10/11 at 100.00             AAA            547,370
                    Bonds, Duke University, Series 2001A, 5.125%, 10/01/26
                    (Pre-refunded 10/01/11)

                                                           Nuveen Investments 51

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$          370   North Carolina Medical Care Commission, Health System Revenue   10/11 at 101.00          AA (4)   $        409,461
                    Bonds, Mission St. Joseph's Health System, Series 2001,
                    5.250%, 10/01/31 (Pre-refunded 10/01/11)
           500   North Carolina Medical Care Commission, Revenue Bonds,          11/14 at 100.00          AA (4)            578,045
                    Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                    (Pre-refunded 11/01/14)
                 Raleigh, North Carolina, Combined Enterprise System Revenue
                 Bonds, Series 2004:
         1,000      5.000%, 3/01/21 (Pre-refunded 3/01/14)                        3/14 at 100.00             AAA          1,145,140
         1,250      5.000%, 3/01/22 (Pre-refunded 3/01/14)                        3/14 at 100.00             AAA          1,431,425
         3,200   Wake County, North Carolina, General Obligation School Bonds,    2/10 at 101.50             AAA          3,355,326
                    Series 2000, 5.400%, 2/01/13 (Pre-refunded 2/01/10)
------------------------------------------------------------------------------------------------------------------------------------
         7,510   Total U.S. Guaranteed                                                                                    8,222,312
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 13.6% (8.5% OF TOTAL INVESTMENTS)
           500   North Carolina Eastern Municipal Power Agency, Power System      1/16 at 100.00               A            514,265
                    Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured
                 North Carolina Eastern Municipal Power Agency, Power System
                 Revenue Refunding Bonds, Series 1993B:
         2,500      5.500%, 1/01/17 - FGIC Insured                                7/09 at 100.00            Baa1          2,502,524
            25      5.500%, 1/01/21                                               7/09 at 100.00            BBB+             25,012
            10   North Carolina Eastern Municipal Power Agency, Power System      6/09 at 102.00            BBB+             10,087
                    Revenue Refunding Bonds, Series 1999A, 5.750%, 1/01/26 -
                    ACA Insured
         1,500   North Carolina Municipal Power Agency 1, Catawba Electric        1/10 at 101.00              A2          1,531,650
                    Revenue Bonds, Series 1999B, 6.500%, 1/01/20

         2,600   Wake County Industrial Facilities and Pollution Control          2/12 at 101.00              A2          2,706,261
                    Financing Authority, North Carolina, Revenue Refunding
                    Bonds, Carolina Power and Light Company, Series 2002,
                    5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         7,135   Total Utilities                                                                                          7,289,799
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 24.7% (15.6% OF TOTAL INVESTMENTS)
           500   Brunswick County, North Carolina, Enterprise System Revenue      4/18 at 100.00             AAA            503,875
                    Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
           500   Cape Fear Public Utility Authority, North Carolina, Water &      8/18 at 100.00              AA            509,545
                    Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35
         2,520   Charlotte, North Carolina, Water and Sewerage System Revenue       No Opt. Call             AAA          2,872,950
                    Bonds, Series 2002A, 5.250%, 7/01/13
         1,000   Durham County, North Carolina, Enterprise System Revenue         6/13 at 100.00             AA-          1,020,710
                    Bonds, Series 2002, 5.000%, 6/01/23 - MBIA Insured
           700   Oak Island, North Carolina, Enterprise System Revenue Bonds,     6/19 at 100.00             AAA            727,748
                    Series 2009A, 6.000%, 6/01/34 - AGC Insured
                 Raleigh, North Carolina, Combined Enterprise System Revenue
                 Bonds, Series 2006A:
         3,095      5.000%, 3/01/31 (UB)                                          3/16 at 100.00             AAA          3,216,974
           975      5.000%, 3/01/36 (UB)                                          3/16 at 100.00             AAA          1,000,779
            40   Raleigh, North Carolina, Combined Enterprise System Revenue      3/16 at 100.00             AAA             44,729
                    Bonds, Series 2006A, Residuals Series II-R-645-2, 13.074%,
                    3/01/31 (IF)

52 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$        1,000   Wilmington, North Carolina, Water and Sewer Revenue Bonds,       6/15 at 100.00             AAA   $      1,045,640
                    Series 2005, 5.000%, 6/01/25 - FSA Insured
         2,275   Winston-Salem, North Carolina, Water and Sewer System Revenue    6/17 at 100.00             AAA          2,330,783
                    Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
        12,605   Total Water and Sewer                                                                                   13,273,733
------------------------------------------------------------------------------------------------------------------------------------
$       83,470   Total Investments (cost $84,590,680) - 159.1%                                                           85,378,254
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (9.0)%                                                                     (4,805,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.1%                                                                     1,080,152
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (52.2)% (5)                                                  (28,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     53,653,406
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.

N/R    Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 53

NII | Nuveen North Carolina Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 2.7% (1.7% OF TOTAL INVESTMENTS)
$        2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB    $     1,473,540
                    Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.5% OF TOTAL
                 INVESTMENTS)
                 North Carolina Capital Facilities Financing Agency, Revenue
                 Bonds, Duke University, Series 2001A:
           330      5.125%, 10/01/26                                             10/11 at 100.00             AA+            338,639
            95      5.125%, 10/01/41                                             10/11 at 100.00             AA+             95,900
         1,290   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00              A+          1,290,697
                    Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC Insured
           500   University of North Carolina Wilmington, Certificates of         6/16 at 100.00               A            514,365
                    Participation, Student Housing Project Revenue Bonds,
                    Series 2006, 5.000%, 6/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,215   Total Education and Civic Organizations                                                                  2,239,601
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 12.9% (8.0% OF TOTAL INVESTMENTS)
           695   Albemarle Hospital Authority, North Carolina, Health Care       10/17 at 100.00             N/R            574,438
                    Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27
           580   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/11 at 101.00             AA-            580,534
                    Healthcare System Revenue Bonds, Carolinas Healthcare
                    System, Series 2001A, 5.000%, 1/15/31
           500   Johnston Memorial Hospital Authority, North Carolina,            4/18 at 100.00             AAA            495,660
                    Mortgage Revenue Bonds, Johnston Memorial Hospital
                    Project, Series 2008, 5.250%, 10/01/36 - FSA Insured
           180   New Hanover County, North Carolina, Hospital Revenue Bonds,     10/19 at 100.00             AAA            176,816
                    New Hanover Regional Medical Center, Series 2006B, 5.125%,
                    10/01/31 (WI/DD, Settling 6/04/09) - FSA Insured
           545   North Carolina Medical Care Commission Health Care Facilities   10/14 at 100.00             AAA            555,633
                    Revenue Bonds (WakeMed), Series 2009A, 5.625%, 10/01/38 -
                    AGC Insured
         2,000   North Carolina Medical Care Commission, Healthcare Facilities   11/13 at 100.00              A+          2,068,800
                    Revenue Bonds, Novant Health Obligated Group, Series
                    2003A, 5.000%, 11/01/18
         1,000   North Carolina Medical Care Commission, Hospital Revenue        11/17 at 100.00              A-            848,780
                    Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27
           300   North Carolina Medical Care Commission, Revenue Bonds, Blue      1/15 at 100.00             AA-            251,121
                    Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                    FGIC Insured
           150   Northern Hospital District of Surry County, North Carolina,      4/18 at 100.00             BBB            129,119
                    Health Care Facilities Revenue Bonds, Series 2008, 6.250%,
                    10/01/38
         1,500   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-          1,423,830
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.000%, 1/15/47
------------------------------------------------------------------------------------------------------------------------------------
         7,450   Total Health Care                                                                                        7,104,731
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 1.9% (1.1% OF TOTAL INVESTMENTS)
         1,000   Mecklenburg County, North Carolina, FNMA Multifamily Housing     7/13 at 105.00             AAA          1,025,490
                    Revenue Bonds, Little Rock Apartments, Series 2003,
                    5.150%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 2.9% (1.8% OF TOTAL INVESTMENTS)
$          720   North Carolina Housing Finance Agency, Home Ownership Revenue    7/09 at 100.00              AA   $        720,014
                    Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                    (Alternative Minimum Tax)
           500   North Carolina Housing Finance Agency, Home Ownership Revenue    1/17 at 100.00              AA            447,430
                    Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative
                    Minimum Tax)
           505   North Carolina Housing Finance Agency, Home Ownership Revenue    7/16 at 100.00              AA            454,571
                    Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,725   Total Housing/Single Family                                                                              1,622,015
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 1.6% (1.0% OF TOTAL INVESTMENTS)
           600   North Carolina Medical Care Commission, Health Care Facilities  10/16 at 100.00             N/R            528,174
                    Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%,
                    10/01/21
           250   North Carolina Medical Care Commission, Healthcare Facilities   10/16 at 100.00             N/R            207,550
                    Revenue Bonds, Presbyterian Homes, Series 2006, 5.400%,
                    10/01/27
           190   North Carolina Medical Care Commission, Revenue Bonds, Pines     1/16 at 100.00             N/R            155,173
                    at Davidson, Series 2006A, 5.000%, 1/01/36
------------------------------------------------------------------------------------------------------------------------------------
         1,040   Total Long-Term Care                                                                                       890,897
------------------------------------------------------------------------------------------------------------------------------------

                 MATERIALS - 0.2% (0.1% OF TOTAL INVESTMENTS)
           200   Columbus County Industrial Facilities and Pollution Control      3/17 at 100.00             BBB            132,598
                    Financing Authority, North Carolina, Environmental
                    Improvement Revenue Bonds, International Paper Company
                    Project, Series 2007A, 4.625%, 3/01/27
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 17.5% (10.8% OF TOTAL INVESTMENTS)
         3,900   Cary, North Carolina, General Obligation Water and Sewer         3/11 at 102.00             AAA          4,100,419
                    Bonds, Series 2001, 5.000%, 3/01/20
         1,500   Durham, North Carolina, General Obligation Bonds, Series 2007,   4/17 at 100.00             AAA          1,668,780
                    5.000%, 4/01/22
                 Lincoln County, North Carolina, General Obligation Bonds,
                 Series 2002A:
           850      5.000%, 6/01/19 - FGIC Insured                                6/12 at 101.00             AA-            881,807
           900      5.000%, 6/01/20 - FGIC Insured                                6/12 at 101.00             AA-            930,312
         1,050      5.000%, 6/01/21 - FGIC Insured                                6/12 at 101.00             AA-          1,090,593
           500   North Carolina, General Obligation Bonds, Series 2004A,          3/14 at 100.00             AAA            537,560
                    5.000%, 3/01/22
           400   Raleigh, North Carolina, General Obligation Bonds, Series        6/12 at 100.00             AAA            420,020
                    2002, 5.000%, 6/01/21
------------------------------------------------------------------------------------------------------------------------------------
         9,100   Total Tax Obligation/General                                                                             9,629,491
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 36.6% (22.6% OF TOTAL INVESTMENTS)
         1,800   Catawba County, North Carolina, Certificates of Participation,   6/14 at 100.00             Aa3          1,871,910
                    Series 2004, 5.250%, 6/01/22 - MBIA Insured
         1,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds,   9/09 at 100.00             AAA          1,505,370
                    Arena Project, Series 1997, 5.125%, 9/01/19 - FSA Insured
         2,750   Charlotte, North Carolina, Certificates of Participation,        6/13 at 100.00             AA+          2,759,873
                    Governmental Facilities Projects, Series 2003G, 5.000%,
                    6/01/33
           575   Charlotte, North Carolina, Certificates of Participation,        6/18 at 100.00             AA+            579,146
                    Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33
           800   Craven County, North Carolina, Certificates of Participation,    6/17 at 100.00             AA-            813,184
                    Series 2007, 5.000%, 6/01/27 - MBIA Insured
         3,000   Dare County, North Carolina, Certificates of Participation,     12/12 at 100.00              A1          2,991,029
                    Series 2002, 5.000%, 6/01/23 - AMBAC Insured
           200   Harnett County, North Carolina, Certificates of Participation,   6/19 at 100.00             AAA            205,388
                    Series 2009, 5.000%, 6/01/28 - AGC Insured
           500   Lee County, North Carolina, Certificates of Participation,       4/14 at 100.00             AAA            532,655
                    Public Schools and Community College, Series 2004, 5.250%,
                    4/01/20 - FSA Insured

                                                           Nuveen Investments 55

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$          200   Mecklenburg County, North Carolina, Certificates of                No Opt. Call             AA+   $        209,198
                    Participation, Series 2009A, 5.000%, 2/01/27
         1,000   North Carolina, Certificates of Participation, Repair and        6/14 at 100.00             AA+          1,061,580
                    Renovation Project, Series 2004B, 5.000%, 6/01/20
           565   Raleigh, North Carolina, Certificates of Participation, Series   2/17 at 100.00             AA+            588,707
                    2007, 5.000%, 2/01/27
         2,000   Rutherford County, North Carolina, Certificates of               9/12 at 101.00             Aa3          2,055,360
                    Participation, Series 2002, 5.000%, 9/01/21 - AMBAC Insured
         1,000   Rutherford County, North Carolina, Certificates of              12/17 at 100.00             AAA          1,033,580
                    Participation, Series 2007, 5.000%, 12/01/27 - FSA Insured
         1,200   Sampson County, North Carolina, Certificates of Participation,   6/17 at 100.00             AAA          1,194,480
                    Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)
         1,785   Union County, North Carolina, Certificates of Participation,     6/13 at 101.00             AA-          1,866,360
                    Series 2003, 5.000%, 6/01/20 - AMBAC Insured
           500   Wilmington, North Carolina, Certificates of Participation,       6/18 at 100.00              AA            516,100
                    Series 2008A, 5.000%, 6/01/29
           400   Wilson County, North Carolina, Certificates of Participation,    4/17 at 100.00               A            403,068
                    School Facilities Project, Series 2007, 5.000%, 4/01/25 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,775   Total Tax Obligation/Limited                                                                            20,186,988
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 9.1% (5.6% OF TOTAL INVESTMENTS)
                 Raleigh Durham Airport Authority, North Carolina, Airport
                 Revenue Bonds, Series 2001A:
         1,780      5.250%, 11/01/15 - FGIC Insured                               5/11 at 101.00             Aa3          1,853,283
         3,100      5.000%, 11/01/20 - FGIC Insured                               5/11 at 101.00             Aa3          3,144,608
------------------------------------------------------------------------------------------------------------------------------------
         4,880   Total Transportation                                                                                     4,997,891
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 19.3% (11.9% OF TOTAL INVESTMENTS) (4)
           500   Broad River Water Authority, North Carolina, Water System        6/10 at 101.00        Baa1 (4)            528,620
                    Revenue Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded
                    6/01/10) - MBIA Insured
           170   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/11 at 101.00         Aa3 (4)            182,582
                    Healthcare System Revenue Bonds, Carolinas Healthcare
                    System, Series 2001A, 5.000%, 1/15/31 (Pre-refunded 1/15/11)
           200   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00             AAA            229,280
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)
            50   Cumberland County, North Carolina, Hospital Facility Revenue    10/09 at 101.00          A3 (4)             51,207
                    Bonds, Cumberland County Hospital System Inc., Cape Fear
                    Valley Health System, Series 1999, 5.250%,
                    10/01/29(Pre-refunded 10/01/09)
                 Forsyth County, North Carolina, Certificates of Participation,
                 Public Facilities and Equipment Project, Series 2002:
         1,325      5.125%, 1/01/16 (Pre-refunded 1/01/13)                        1/13 at 101.00         AA+ (4)          1,496,535
           770      5.250%, 1/01/19 (Pre-refunded 1/01/13)                        1/13 at 101.00         AA+ (4)            873,026
                 North Carolina Capital Facilities Financing Agency, Revenue
                 Bonds, Duke University, Series 2001A:
         1,420      5.125%, 10/01/26 (Pre-refunded 10/01/11)                     10/11 at 100.00             AAA          1,554,531
           405      5.125%, 10/01/41 (Pre-refunded 10/01/11)                     10/11 at 100.00             AAA            443,370
         1,600   North Carolina Capital Facilities Financing Agency, Revenue     10/12 at 100.00             AAA          1,796,240
                    Bonds, Duke University, Series 2002A, 5.125%, 7/01/42
                    (Pre-refunded 10/01/12)
           500   North Carolina Medical Care Commission, Health System Revenue   10/11 at 101.00          AA (4)            553,325
                    Bonds, Mission St. Joseph's Health System, Series 2001,
                    5.250%, 10/01/31 (Pre-refunded 10/01/11)

56 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
$          500   North Carolina Medical Care Commission, Revenue Bonds,          11/14 at 100.00          AA (4)   $        578,045
                    Northeast Medical Center, Series 2004, 5.000%, 11/01/24
                    (Pre-refunded 11/01/14)
           610   University of North Carolina System, Pooled Revenue Refunding   10/12 at 100.00         N/R (4)            682,334
                    Bonds, Series 2002A, 5.000%, 4/01/27 (Pre-refunded
                    10/01/12) - AMBAC Insured
         1,500   Winston-Salem, North Carolina, Water and Sewerage System         6/12 at 100.00             AAA          1,660,500
                    Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded
                    6/01/12)
------------------------------------------------------------------------------------------------------------------------------------
         9,550   Total U.S. Guaranteed                                                                                   10,629,595
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 16.9% (10.4% OF TOTAL INVESTMENTS)
           150   North Carolina Eastern Municipal Power Agency, Power System      1/13 at 100.00            BBB+            157,397
                    Revenue Bonds, Series 2003F, 5.500%, 1/01/16
           500   North Carolina Eastern Municipal Power Agency, Power System      1/16 at 100.00               A            514,265
                    Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured
         4,060   North Carolina Eastern Municipal Power Agency, Power System      7/09 at 100.00            Baa1          4,064,100
                    Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                    FGIC Insured
         2,665   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00               A          2,830,176
                    Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC Insured
           250   North Carolina Municipal Power Agency 1, Catawba Electric        1/18 at 100.00              A2            265,605
                    Revenue Bonds, Series 2008A, 5.250%, 1/01/20
         1,400   Wake County Industrial Facilities and Pollution Control          2/12 at 101.00              A2          1,457,218
                    Financing Authority, North Carolina, Revenue Refunding
                    Bonds, Carolina Power and Light Company, Series 2002,
                    5.375%, 2/01/17
------------------------------------------------------------------------------------------------------------------------------------
         9,025   Total Utilities                                                                                          9,288,761
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 36.5% (22.5% OF TOTAL INVESTMENTS)
         2,000   Brunswick County, North Carolina, Enterprise System Revenue      4/18 at 100.00             AAA          2,015,500
                    Bonds, Series 2008A, 5.000%, 4/01/31 - FSA Insured
           425   Cape Fear Public Utility Authority, North Carolina, Water &      8/18 at 100.00              AA            448,647
                    Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/28
                 Charlotte, North Carolina, Water and Sewerage System Revenue
                 Bonds, Series 2001:
           750      5.125%, 6/01/26                                               6/11 at 101.00             AAA            774,323
         1,780      5.125%, 6/01/26 - FGIC Insured                                6/11 at 101.00             Aa1          1,795,023
           300   Durham County, North Carolina, Enterprise System Revenue         6/13 at 100.00             AA-            316,566
                    Bonds, Series 2002, 5.000%, 6/01/18 - MBIA Insured
         2,500   Kannapolis, North Carolina, Water and Sewerage System Revenue    2/12 at 101.00             AAA          2,475,175
                    Bonds, Series 2001B, 5.250%, 2/01/26 - FSA Insured
                    (Alternative Minimum Tax)
            50   Oak Island, North Carolina, Enterprise System Revenue Bonds,     6/19 at 100.00             AAA             51,982
                    Series 2009A, 6.000%, 6/01/34 - AGC Insured
           500   Onslow County, North Carolina, Combined Enterprise System        6/14 at 100.00               A            511,990
                    Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - SYNCORA GTY
                    Insured
         1,000   Orange Water and Sewerage Authority, North Carolina, Water and   7/11 at 101.00             AA+          1,026,700
                    Sewerage System Revenue Bonds, Series 2001, 5.000%, 7/01/26
                    - MBIA Insured

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS May 31, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
                 Raleigh, North Carolina, Combined Enterprise System Revenue
                 Bonds, Series 2006A:
$        4,950      5.000%, 3/01/31 (UB)                                          3/16 at 100.00             AAA   $      5,145,080
         3,000      5.000%, 3/01/36 (UB)                                          3/16 at 100.00             AAA          3,079,320
             5   Raleigh, North Carolina, Combined Enterprise System Revenue      3/16 at 100.00             AAA              5,397
                    Bonds, Series 2006A, Residuals Series II-R-645-2,
                    13.365%, 3/01/36 (IF)
         2,375   Winston-Salem, North Carolina, Water and Sewer System Revenue    6/17 at 100.00             AAA          2,433,235
                    Bonds, Series 2007A, 5.000%, 6/01/37 (UB)
------------------------------------------------------------------------------------------------------------------------------------
        19,635   Total Water and Sewer                                                                                   20,078,938
------------------------------------------------------------------------------------------------------------------------------------
$       87,595   Total Investments (cost $88,968,166) - 162.2%                                                           89,300,536
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (13.6)%                                                                     (7,480,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.2%                                                                     1,244,412
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (50.8)% (5)                                                   (28,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     55,064,948
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.4%.

N/R    Not rated.

WI/DD  Purchased on a when-issued or delayed delivery basis.

(IF)   Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1- Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

58 Nuveen Investments

| Statement of ASSETS & LIABILITIES May 31, 2009

                                                                          GEORGIA           GEORGIA           GEORGIA
                                                                          PREMIUM          DIVIDEND          DIVIDEND
                                                                           INCOME         ADVANTAGE       ADVANTAGE 2
                                                                             (NPG)             (NZX)             (NKG)
----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $76,976,229, $41,900,177
   and $91,868,801, respectively)                                  $   77,836,469    $   41,593,287    $   89,972,474
Cash                                                                    2,277,877         1,199,002         2,686,605
Interest receivable                                                     1,352,056           714,333         1,483,630
Other assets                                                               10,232             8,367            13,331
----------------------------------------------------------------------------------------------------------------------
   Total assets                                                        81,476,634        43,514,989        94,156,040
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                               1,190,000           660,000         1,395,000
Payables:
   Preferred shares noticed for redemption, at liquidation value               --                --                --
   Investments purchased                                                       --           190,778           333,861
   Common share dividends                                                 185,459           104,679           234,647
   Preferred share dividends                                                1,182             1,430             3,018
Accrued expenses:
   Management fees                                                         44,095            17,961            38,138
   Other                                                                   29,037            17,832            32,144
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                    1,449,773           992,680         2,036,808
----------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                 27,800,000        15,000,000        31,700,000
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $   52,226,861    $   27,522,309    $   60,419,232
======================================================================================================================
Common shares outstanding                                               3,805,652         1,969,350         4,554,659
======================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $        13.72    $        13.98    $        13.27
======================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $       38,057    $       19,694    $       45,547
Paid-in surplus                                                        52,378,183        27,902,247        64,271,014
Undistributed (Over-distribution of) net investment income                189,537            82,047           154,013
Accumulated net realized gain (loss) from investments
   and derivative transactions                                         (1,239,156)         (174,789)       (2,155,015)
Net unrealized appreciation (depreciation) of investments                 860,240          (306,890)       (1,896,327)
----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $   52,226,861    $   27,522,309    $   60,419,232
======================================================================================================================
Authorized shares:
   Common                                                               Unlimited         Unlimited         Unlimited
   Preferred                                                            Unlimited         Unlimited         Unlimited
======================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 59

| Statement of ASSETS & LIABILITIES (continued) May 31, 2009

                                                                           NORTH            NORTH            NORTH            NORTH
                                                                        CAROLINA         CAROLINA         CAROLINA         CAROLINA
                                                                         PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                            (NNC)            (NRB)            (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $135,557,150, $54,627,227,
   $84,590,680 and $88,968,166, respectively)                      $ 135,983,363    $  55,447,703    $  85,378,254    $  89,300,536
Cash                                                                   1,772,242          868,241           30,347          271,818
Interest receivable                                                    2,442,902          935,729        1,436,988        1,423,580
Other assets                                                              20,330           12,215           13,622           11,966
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                      140,218,837       57,263,888       86,859,211       91,007,900
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                              5,195,000        7,160,000        4,805,000        7,480,000
Payables:
   Preferred shares noticed for redemption, at liquidation value       1,650,000               --               --               --
   Investments purchased                                                 223,875           29,850          119,400          179,100
   Common share dividends                                                320,084          135,343          213,731          217,334
   Preferred share dividends                                               1,989            1,349            2,666            1,728
Accrued expenses:
   Management fees                                                        73,806           23,276           34,596           34,488
   Other                                                                  45,945           20,551           30,412           30,302
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                   7,510,699        7,370,369        5,205,805        7,942,952
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                45,150,000       17,000,000       28,000,000       28,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $  87,558,138    $  32,893,519    $  53,653,406    $  55,064,948
====================================================================================================================================
Common shares outstanding                                              6,351,838        2,265,978        3,749,642        3,933,190
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $       13.78    $       14.52    $       14.31    $       14.00
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $      63,518    $      22,660    $      37,496    $      39,332
Paid-in surplus                                                       87,829,648       32,133,944       53,194,277       55,500,016
Undistributed (Over-distribution of) net investment income               388,750          149,419          271,032          149,423
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        (1,149,991)        (232,980)        (636,973)        (956,193)
Net unrealized appreciation (depreciation) of investments                426,213          820,476          787,574          332,370
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $  87,558,138    $  32,893,519    $  53,653,406    $  55,064,948
====================================================================================================================================
Authorized shares:
   Common                                                              Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                                           Unlimited        Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

60 Nuveen Investments

| Statement of OPERATIONS Year Ended May 31, 2009

                                                                     GEORGIA         GEORGIA          GEORGIA
                                                                     PREMIUM        DIVIDEND         DIVIDEND
                                                                      INCOME       ADVANTAGE      ADVANTAGE 2
                                                                        (NPG)           (NZX)            (NKG)
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                             $    3,939,905   $   2,128,868   $    4,612,421
--------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                      501,771         267,889          583,715
Preferred shares - auction fees                                       67,367          36,349           79,000
Preferred shares - dividend disbursing agent fees                      9,993           9,989            9,989
Shareholders' servicing agent fees and expenses                        4,403             527              616
Interest expense on floating rate obligations                         53,779          29,417           62,653
Custodian's fees and expenses                                         18,036          15,029           22,475
Trustees' fees and expenses                                            2,394           1,247            2,787
Professional fees                                                     14,217          12,090           15,916
Shareholders' reports - printing and mailing expenses                 22,313          13,517           20,922
Stock exchange listing fees                                              538             278              643
Investor relations expense                                             8,892           4,687            9,660
Other expenses                                                        16,280          15,220           16,580
--------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                     719,983         406,239          824,956
   Custodian fee credit                                               (4,655)           (244)            (766)
   Expense reimbursement                                                  --         (69,461)        (170,141)
--------------------------------------------------------------------------------------------------------------
Net expenses                                                         715,328         336,534          654,049
--------------------------------------------------------------------------------------------------------------
Net investment income                                              3,224,577       1,792,334        3,958,372
--------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                    (1,167,344)       (336,360)      (1,562,683)
   Forward swaps                                                          --         153,554               --
   Futures                                                                --          53,752               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (875,690)       (865,813)      (1,763,298)
   Forward swaps                                                          --        (139,708)              --
   Futures                                                                --              --               --
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                           (2,043,034)     (1,134,575)      (3,325,981)
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                          (626,715)       (337,625)        (741,862)
--------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                          (626,715)       (337,625)        (741,862)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                     $      554,828   $     320,134   $     (109,471)
==============================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

| Statement of OPERATIONS (continued) Year Ended May 31, 2009

                                                          NORTH         NORTH         NORTH         NORTH
                                                       CAROLINA      CAROLINA      CAROLINA      CAROLINA
                                                        PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND
                                                         INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                           (NNC)         (NRB)         (NNO)         (NII)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $  6,546,581   $ 2,625,030   $ 4,053,209   $ 4,190,077
----------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                         840,851       312,816       513,129       521,152
Preferred shares - auction fees                         113,411        41,196        67,852        67,852
Preferred shares - dividend disbursing agent fees         9,993        10,000         9,984         9,989
Shareholders' servicing agent fees and expenses           8,215           469           700           762
Interest expense on floating rate obligations            64,418       107,752        83,168       128,860
Custodian's fees and expenses                            29,358        15,561        22,957        22,718
Trustees' fees and expenses                               4,117         1,508         2,493         2,566
Professional fees                                        18,258        12,698        15,162        15,251
Shareholders' reports - printing and mailing =expenses   35,141        15,400        21,914        23,370
Stock exchange listing fees                               9,205           319           530           556
Investor relations expense                               15,279         5,615         9,014         9,435
Other expenses                                           17,682        15,486        16,353        16,282
----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                          1,165,928       538,820       763,256       818,793
   Custodian fee credit                                    (265)       (3,207)       (1,747)         (176)
   Expense reimbursement                                     --       (64,609)     (139,265)     (151,274)
----------------------------------------------------------------------------------------------------------
Net expenses                                          1,165,663       471,004       622,244       667,343
----------------------------------------------------------------------------------------------------------
Net investment income                                 5,380,918     2,154,026     3,430,965     3,522,734
----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                         (897,516)     (137,599)     (604,487)      (59,376)
   Forward swaps                                             --            --            --            --
   Futures                                              115,239            --       117,502            --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                         (968,029)      (57,913)     (466,301)     (718,134)
   Forward swaps                                             --            --            --            --
   Futures                                                5,056            --         5,332            --
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)              (1,745,250)     (195,512)     (947,954)     (777,510)
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                           (1,055,046)     (381,027)     (632,076)     (635,213)
----------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Preferred
   shareholders                                      (1,055,046)     (381,027)     (632,076)     (635,213)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                      $  2,580,622   $ 1,577,487   $ 1,850,935   $ 2,110,011
==========================================================================================================

                                 See accompanying notes to financial statements.

62 Nuveen Investments

| Statement of CHANGES in NET ASSETS

                                                  GEORGIA                       GEORGIA                      GEORGIA
                                           PREMIUM INCOME (NPG)        DIVIDEND ADVANTAGE (NZX)     DIVIDEND ADVANTAGE 2 (NKG)
                                      ----------------------------  ----------------------------  -----------------------------
                                               YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                              ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                            5/31/09        5/31/08        5/31/09        5/31/08        5/31/09        5/31/08
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                 $   3,224,577  $   3,214,441  $   1,792,334  $   1,781,307  $   3,958,372  $   4,014,670
Net realized gain (loss) from:
   Investments                           (1,167,344)       107,414       (336,360)       193,600     (1,562,683)        63,300
   Forward swaps                                 --         23,130        153,554         26,220             --             --
   Futures                                       --             --         53,752             --             --             --
Change in net unrealized
   appreciation
   (depreciation) of:
   Investments                             (875,690)    (1,242,529)      (865,813)      (709,956)    (1,763,298)    (2,367,070)
   Forward swaps                                 --             --       (139,708)       169,293             --             --
   Futures                                       --             --             --             --             --             --
Distributions to Preferred
   Shareholders:
From net investment income                 (626,715)      (916,555)      (337,625)      (512,754)      (741,862)    (1,165,015)
   From accumulated net realized
   gains                                         --        (55,745)            --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations                   554,828      1,130,156        320,134        947,710       (109,471)       545,885
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income               (2,338,573)    (2,317,641)    (1,295,832)    (1,293,795)    (2,876,178)    (2,923,728)
From accumulated net realized
   gains                                         --       (161,360)            --             --             --             --
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                          (2,338,573)    (2,479,001)    (1,295,832)    (1,293,795)    (2,876,178)    (2,923,728)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                 --             --             --         12,932          3,290          9,872
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                                  --             --             --         12,932          3,290          9,872
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                                (1,783,745)    (1,348,845)      (975,698)      (333,153)    (2,982,359)    (2,367,971)
Net assets applicable to Common
   shares at the beginning of year       54,010,606     55,359,451     28,498,007     28,831,160     63,401,591     65,769,562
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year          $  52,226,861  $  54,010,606  $  27,522,309  $  28,498,007  $  60,419,232  $  63,401,591
===============================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of year                    $     189,537  $     (69,752) $      82,047  $     (76,806) $     154,013  $    (186,282)
===============================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

| Statement of CHANGES in NET ASSETS (continued)

                                                        NORTH CAROLINA                   NORTH CAROLINA
                                                     PREMIUM INCOME (NNC)           DIVIDEND ADVANTAGE (NRB)
                                                ------------------------------  -------------------------------
                                                          YEAR            YEAR            YEAR            YEAR
                                                         ENDED           ENDED           ENDED           ENDED
                                                       5/31/09         5/31/08         5/31/09         5/31/08
---------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                           $    5,380,918  $    5,350,912  $    2,154,026  $    2,103,835
Net realized gain (loss) from:
   Investments                                        (897,516)       (291,586)       (137,599)        (66,369)
   Forward swaps                                            --              --              --         (24,224)
   Futures                                             115,239         (13,472)             --              --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                        (968,029)     (1,880,556)        (57,913)       (402,449)
   Forward swaps                                            --              --              --          17,297
   Futures                                               5,056          (5,056)             --              --
Distributions to Preferred Shareholders:
   From net investment income                       (1,055,046)     (1,480,115)       (381,027)       (541,052)
   From accumulated net realized gains                      --         (82,405)             --         (22,406)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations       2,580,622       1,597,722       1,577,487       1,064,632
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                          (3,849,214)     (3,734,882)     (1,587,813)     (1,567,958)
From accumulated net realized gains                         --        (227,396)             --         (76,483)
---------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common
   shares from distributions to Common
   shareholders                                     (3,849,214)     (3,962,278)     (1,587,813)     (1,644,441)
---------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to
   shareholders due to reinvestment of
   distributions                                            --              --          36,304          38,805
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from capital
   share transactions                                       --              --          36,304          38,805
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                      (1,268,592)     (2,364,556)         25,978        (541,004)
Net assets applicable to Common shares at the
   beginning of year                                88,826,730      91,191,286      32,867,541      33,408,545
---------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the
   end of year                                  $   87,558,138  $   88,826,730  $   32,893,519  $   32,867,541
===============================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year         $      388,750  $      (79,132) $      149,419  $      (35,767)
===============================================================================================================

                                 See accompanying notes to financial statements.

64 Nuveen Investments

                                                                 NORTH CAROLINA                 NORTH CAROLINA
                                                           DIVIDEND ADVANTAGE 2 (NNO)     DIVIDEND ADVANTAGE 3 (NII)
                                                           ---------------------------   ----------------------------
                                                                   YEAR           YEAR           YEAR           YEAR
                                                                  ENDED          ENDED          ENDED          ENDED
                                                                5/31/09        5/31/08        5/31/09        5/31/08
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $  3,430,965   $  3,401,693   $  3,522,734   $  3,466,161
Net realized gain (loss) from:
   Investments                                                 (604,487)       (69,239)       (59,376)      (212,152)
   Forward swaps                                                     --             --             --             --
   Futures                                                      117,502        (12,248)            --             --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                 (466,301)      (822,034)      (718,134)      (750,196)
   Forward swaps                                                     --             --             --             --
   Futures                                                        5,332         (5,332)            --             --
Distributions to Preferred Shareholders:
   From net investment income                                  (632,076)      (922,943)      (635,213)      (907,982)
   From accumulated net realized gains                               --        (79,654)            --             --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                              1,850,935      1,490,243      2,110,011      1,595,831
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                   (2,437,267)    (2,369,741)    (2,611,502)    (2,571,479)
From accumulated net realized gains                                  --       (239,227)            --             --
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                      (2,437,267)    (2,608,968)    (2,611,502)    (2,571,479)
---------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares issued to shareholders
   due to reinvestment of distributions                              --          9,816         11,874         18,864
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                     --          9,816         11,874         18,864
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares                                               (586,332)    (1,108,909)      (489,617)      (956,784)
Net assets applicable to Common shares at the beginning
   of year                                                   54,239,738     55,348,647     55,554,565     56,511,349
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of
   year                                                    $ 53,653,406   $ 54,239,738   $ 55,064,948   $ 55,554,565
=====================================================================================================================
Undistributed (Over-distribution of) net investment
   income at the end of year                               $    271,032   $    (90,533)  $    149,423   $   (126,596)
=====================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 65

| Statement of CASH FLOWS Year Ended May 31, 2009

                                                                                NORTH         NORTH
                                                                             CAROLINA      CAROLINA
                                                                             DIVIDEND      DIVIDEND
                                                                            ADVANTAGE   ADVANTAGE 3
                                                                                 (NRB)         (NII)
----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
   OPERATIONS                                                             $ 1,577,487   $ 2,110,011
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash
   provided by (used in) operating activities:
   Purchases of investments                                                (3,705,067)   (3,603,962)
   Proceeds from sales and maturities of investments                        3,625,510     3,649,340
   Proceeds from (Purchase of) short-term investments, net                    325,000       850,000
   Amortization (Accretion) of premiums and discounts, net                    140,556       270,487
   (Increase) Decrease in interest receivable                                 (48,661)      (54,423)
   (Increase) Decrease in other assets                                         (4,446)       (7,335)
   Increase (Decrease) in payable for investments purchased                  (541,219)     (927,039)
   Increase (Decrease) in payable for Preferred share dividends                (3,472)       (4,162)
   Increase (Decrease) in accrued management fees                               2,765         6,483
   Increase (Decrease) in accrued other liabilities                             2,394         5,439
   Net realized (gain) loss from investments                                  137,599        59,376
   Change in net unrealized (appreciation) depreciation of investments         57,913       718,134
----------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                      1,566,359     3,072,349
----------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                      --        (8,256)
Increase (Decrease) in floating rate obligations                              810,000      (200,000)
Cash distributions paid to Common shareholders                             (1,539,972)   (2,592,275)
----------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                       (729,972)   (2,800,531)
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                               836,387       271,818
Cash at the beginning of year                                                  31,854            --
----------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                   $   868,241   $   271,818
====================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest on floating rate obligations was $107,752 and $128,860 for North Carolina Dividend Advantage (NRB) and North Carolina Dividend Advantage 3 (NII), respectively. Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $36,304 and $11,874 for North Carolina Dividend Advantage (NRB) and North Carolina Dividend Advantage 3 (NII), respectively.

                                 See accompanying notes to financial statements.

66 Nuveen Investments

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (collectively, the "Funds"). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the NYSE Amex (formerly, American Stock Exchange) while Common shares of North Carolina Premium Income (NNC) are traded on the New York Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2009, North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) had outstanding when-issued/delayed delivery purchase commitments of $223,875, $29,850, $119,400 and $179,100, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

                                                           Nuveen Investments 67

| Notes to FINANCIAL STATEMENTS (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of May 31, 2009, the number of Preferred shares outstanding (excluding Preferred shares noticed for redemption) for each Fund is as follows:

                                                            NORTH        NORTH        NORTH        NORTH
                     GEORGIA     GEORGIA       GEORGIA   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                     PREMIUM    DIVIDEND      DIVIDEND    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                      INCOME   ADVANTAGE   ADVANTAGE 2     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                        (NPG)       (NZX)         (NKG)      (NNC)        (NRB)        (NNO)        (NII)
----------------------------------------------------------------------------------------------------------
Number of shares:
   Series M               --         600            --         --           --           --            --
   Series T               --          --            --         --          680           --            --
   Series W               --          --            --         --           --           --         1,120
   Series TH           1,112          --            --      1,806           --           --            --
   Series F               --          --         1,268         --           --        1,120            --
==========================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

68 Nuveen Investments

These developments have generally not affected the portfolio management or investment policies of these Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of May 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                            GEORGIA       GEORGIA        GEORGIA
                                                            PREMIUM      DIVIDEND       DIVIDEND
                                                             INCOME     ADVANTAGE    ADVANTAGE 2
                                                               (NPG)         (NZX)          (NKG)
-------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed
   for redemption, at liquidation value                     $    --     $      --   $  1,300,000
=================================================================================================

                                                 NORTH        NORTH         NORTH          NORTH
                                              CAROLINA     CAROLINA      CAROLINA       CAROLINA
                                               PREMIUM     DIVIDEND      DIVIDEND       DIVIDEND
                                                INCOME    ADVANTAGE   ADVANTAGE 2    ADVANTAGE 3
                                                  (NNC)        (NRB)         (NNO)          (NII)
-------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed
   for redemption, at liquidation value    $ 1,650,000    $      --   $        --   $         --
=================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended May 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

                                                           Nuveen Investments 69

| Notes to FINANCIAL STATEMENTS (continued)

At May 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                             NORTH       NORTH         NORTH         NORTH
                                      GEORGIA     GEORGIA       GEORGIA   CAROLINA    CAROLINA      CAROLINA      CAROLINA
                                      PREMIUM    DIVIDEND      DIVIDEND    PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                                       INCOME   ADVANTAGE   ADVANTAGE 2     INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                         (NPG)       (NZX)         (NKG)      (NNC)       (NRB)         (NNO)         (NII)
---------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts   $    --   $      --   $        --   $     --   $      --   $        --   $        --
===========================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2009, were as follows:

                                                                             NORTH        NORTH         NORTH         NORTH
                                  GEORGIA      GEORGIA        GEORGIA     CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                  PREMIUM     DIVIDEND       DIVIDEND      PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                   INCOME    ADVANTAGE    ADVANTAGE 2       INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                     (NPG)        (NZX)          (NKG)        (NNC)        (NRB)         (NNO)         (NII)
----------------------------------------------------------------------------------------------------------------------------
Average floating rate
   obligations                 $2,208,397   $1,211,603     $2,576,151   $3,816,096   $6,360,836    $4,878,918   $ 7,557,808
Average annual interest rate
   and fees                         2.44%        2.43%          2.43%        1.69%        1.69%         1.70%         1.70%
============================================================================================================================

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Forward interest rate swap transactions are intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date.

70 Nuveen Investments

The average notional amounts during the fiscal year ended May 31, 2009, were as follows:

                                                              GEORGIA      GEORGIA         GEORGIA
                                                              PREMIUM     DIVIDEND        DIVIDEND
                                                               INCOME    ADVANTAGE     ADVANTAGE 2
                                                                 (NPG)        (NZX)           (NKG)
---------------------------------------------------------------------------------------------------
Forward swap contract average notional balance                $    --   $  440,000     $        --
===================================================================================================

                                                    NORTH       NORTH         NORTH         NORTH
                                                 CAROLINA    CAROLINA      CAROLINA      CAROLINA
                                                  PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                                                   INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                     (NNC)       (NRB)         (NNO)         (NII)
---------------------------------------------------------------------------------------------------
Forward swap contract average notional balance   $     --   $      --    $       --    $       --
===================================================================================================

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

The average number of futures contracts outstanding during the fiscal year ended May 31, 2009, were as follows:

                                                              GEORGIA      GEORGIA         GEORGIA
                                                              PREMIUM     DIVIDEND        DIVIDEND
                                                               INCOME    ADVANTAGE     ADVANTAGE 2
                                                                 (NPG)        (NZX)           (NKG)
---------------------------------------------------------------------------------------------------
Average number of futures contracts outstanding                    --            2              --
===================================================================================================

                                                    NORTH       NORTH        NORTH           NORTH
                                                 CAROLINA    CAROLINA     CAROLINA        CAROLINA
                                                  PREMIUM    DIVIDEND     DIVIDEND        DIVIDEND
                                                   INCOME   ADVANTAGE  ADVANTAGE 2     ADVANTAGE 3
                                                     (NNC)       (NRB)        (NNO)           (NII)
---------------------------------------------------------------------------------------------------
Average number of futures contracts outstanding         6          --             7             --
===================================================================================================

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

                                                           Nuveen Investments 71

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

72 Nuveen Investments

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of May 31, 2009:

GEORGIA PREMIUM INCOME (NPG)                  LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $ 77,836,469      $ --   $  77,836,469
================================================================================================
GEORGIA DIVIDEND ADVANTAGE (NZX)              LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $ 41,593,287      $ --   $  41,593,287
================================================================================================
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)            LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $ 89,972,474      $ --   $  89,972,474
================================================================================================
NORTH CAROLINA PREMIUM INCOME (NNC)           LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $135,983,363      $ --   $ 135,983,363
================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)       LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $ 55,447,703      $ --   $  55,447,703
================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)     LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $ 85,378,254      $ --   $  85,378,254
================================================================================================
NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)     LEVEL 1         LEVEL 2   LEVEL 3           TOTAL
------------------------------------------------------------------------------------------------
Investments                                      $ --    $ 89,300,536      $ --   $   89,300,536
================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and net change in unrealized appreciation (depreciation) recognized for the fiscal year ended May 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. The following Funds held derivative instruments during the fiscal year ended May 31, 2009. None of the Funds had outstanding derivative contracts at May 31, 2009.

                                                        GEORGIA     GEORGIA   NORTH CAROLINA   NORTH CAROLINA
                                                       DIVIDEND    DIVIDEND          PREMIUM         DIVIDEND
                                                      ADVANTAGE   ADVANTAGE           INCOME      ADVANTAGE 2
                                                           (NZX)       (NZX)            (NNC)           ( NNO)
AMOUNT OF NET REALIZED GAIN (LOSS)                FORWARD SWAPS     FUTURES          FUTURES          FUTURES
--------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                     $     153,554   $  53,752       $  115,239   $      117,502
==============================================================================================================

                                                                    GEORGIA   NORTH CAROLINA   NORTH CAROLINA
                                                                   DIVIDEND          PREMIUM         DIVIDEND
                                                                  ADVANTAGE           INCOME      ADVANTAGE 2
AMOUNT OF CHANGE IN NET UNREALIZED                                     (NZX)            (NNC)            (NNO)
APPRECIATION (DEPRECIATION)                                   FORWARD SWAPS          FUTURES          FUTURES
--------------------------------------------------------------------------------------------------------------
RISK EXPOSURE
Interest Rate                                                  $   (139,708)  $       5,056    $        5,332
==============================================================================================================

4. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Since the inception of this program, Funds have not repurchased any of their outstanding Common shares.

                                                           Nuveen Investments 73

Transactions in Common shares were as follows:

                                                   GEORGIA             GEORGIA DIVIDEND      GEORGIA DIVIDEND
                                             PREMIUM INCOME (NPG)      ADVANTAGE (NZX)       ADVANTAGE 2 (NKG)
                                            ------------------------  --------------------   --------------------
                                                    YEAR        YEAR       YEAR       YEAR        YEAR       YEAR
                                                   ENDED       ENDED      ENDED      ENDED       ENDED      ENDED
                                                 5/31/09     5/31/08    5/31/09    5/31/08     5/31/09    5/31/08
-----------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions               --          --         --        888         284        715
=================================================================================================================

                                                                                                NORTH CAROLINA
                                                                        NORTH CAROLINA        DIVIDEND ADVANTAGE
                                                                     PREMIUM INCOME (NNC)            (NRB)
                                                                    ----------------------   --------------------
                                                                           YEAR       YEAR        YEAR       YEAR
                                                                          ENDED      ENDED       ENDED      ENDED
                                                                        5/31/09    5/31/08     5/31/09    5/31/08
-----------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                      --         --       2,524      2,628
=================================================================================================================

                                                                        NORTH CAROLINA        NORTH CAROLINA
                                                                           DIVIDEND              DIVIDEND
                                                                      ADVANTAGE 2 (NNO)      ADVANTAGE 3 (NII)
                                                                    ----------------------   --------------------
                                                                           YEAR       YEAR        YEAR       YEAR
                                                                          ENDED      ENDED       ENDED      ENDED
                                                                        5/31/09    5/31/08     5/31/09    5/31/08
-----------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                      --        667         892      1,326
=================================================================================================================

Preferred Shares
Transactions in Preferred shares were as follows:

                                                                         GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                                                    ---------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                           5/31/09                5/31/08
                                                                    ---------------------------------------------
                                                                        SHARES      AMOUNT      SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed for redemption:
   Series F                                                                 52  $1,300,000          --      $  --
=================================================================================================================

                                                                         NORTH CAROLINA PREMIUM INCOME (NNC)
                                                                    ---------------------------------------------
                                                                          YEAR ENDED            YEAR ENDED
                                                                           5/31/09                5/31/08
                                                                    ---------------------------------------------
                                                                        SHARES      AMOUNT      SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed and/or noticed for redemption:
   Series TH                                                                66  $1,650,000          --       $ --
=================================================================================================================

There were no transactions in Preferred shares for Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) during the fiscal years ended May 31, 2009 and May 31, 2008.

74 Nuveen Investments

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2009, were as follows:


                                                             GEORGIA       GEORGIA       GEORGIA
                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------
Purchases                                                $ 9,306,028    $3,575,926   $11,602,112
Sales and maturities                                      10,571,334     4,272,096    14,719,536
=================================================================================================

                                                  NORTH        NORTH         NORTH         NORTH
                                               CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NNC)        (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------
Purchases                                 $   7,250,669  $ 3,705,067  $  3,887,744  $  3,603,962
Sales and maturities                          5,159,953    3,625,510     3,414,729     3,649,340
=================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2009, the cost of investments was as follows:

                                                             GEORGIA       GEORGIA       GEORGIA
                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------
Cost of investments                                      $75,769,860  $ 41,238,981  $ 90,469,024
=================================================================================================

                                                  NORTH        NORTH         NORTH         NORTH
                                               CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NNC)        (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------
Cost of investments                       $ 130,372,012  $47,447,511  $ 79,780,466  $ 81,487,517
=================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2009, were as follows:

                                                             GEORGIA       GEORGIA       GEORGIA
                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $ 2,687,421  $  1,189,532  $  1,408,620
   Depreciation                                           (1,810,609)   (1,494,994)   (3,300,649)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                        $   876,812  $   (305,462) $ (1,892,029)
=================================================================================================

                                                  NORTH        NORTH         NORTH         NORTH
                                               CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NNC)        (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                             $ 3,389,163  $ 1,613,614  $  2,437,227  $  1,950,833
   Depreciation                              (2,972,373)    (773,509)   (1,644,530)   (1,617,593)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                           $   416,790  $   840,105  $    792,697  $    333,240
=================================================================================================

                                                           Nuveen Investments 75

| Notes to FINANCIAL STATEMENTS (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2009, the Funds' tax year end, were as follows:

                                                             GEORGIA       GEORGIA       GEORGIA
                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                              INCOME     ADVANTAGE   ADVANTAGE 2
                                                                (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                    $   373,900  $    192,314  $    394,104
Undistributed net ordinary income **                              40            16            22
Undistributed net long-term capital gains                         --            --            --
=================================================================================================

                                                  NORTH        NORTH         NORTH         NORTH
                                               CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NNC)        (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *       $   732,599  $   286,621  $    487,931  $    372,506
Undistributed net ordinary income **                 --           --            --            --
Undistributed net long-term capital gains            --           --        11,059            --
=================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2009, paid on June 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended May 31, 2009 and May 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                             GEORGIA       GEORGIA       GEORGIA
                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                              INCOME     ADVANTAGE   ADVANTAGE 2
2009                                                            (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***              $ 2,958,373  $  1,633,407  $  3,619,879
Distributions from net ordinary income**                          --            --            --
Distributions from net long-term capital
  gains****                                                       --            --            --
=================================================================================================

                                                  NORTH        NORTH         NORTH         NORTH
                                               CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
2009                                               (NNC)        (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***  $4,870,524  $ 1,960,838  $  3,050,360  $  3,242,962
Distributions from net ordinary income**             --           --            --            --
Distributions from net long-term capital
   gains****                                         --           --            --            --
=================================================================================================

76 Nuveen Investments

                                                             GEORGIA       GEORGIA       GEORGIA
                                                             PREMIUM      DIVIDEND      DIVIDEND
                                                              INCOME     ADVANTAGE   ADVANTAGE 2
2008                                                            (NPG)         (NZX)         (NKG)
-------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                 $ 3,261,414  $  1,816,938  $  4,091,700
Distributions from net ordinary income **                         --            --            --
Distributions from net long-term capital
  gains                                                      216,827            --            --
=================================================================================================

                                                  NORTH        NORTH         NORTH         NORTH
                                               CAROLINA     CAROLINA      CAROLINA      CAROLINA
                                                PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND
                                                 INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
2008                                               (NNC)        (NRB)         (NNO)         (NII)
-------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income     $5,252,559  $ 2,121,763  $  3,313,278  $  3,475,571
Distributions from net ordinary income **            --           --            --            --
Distributions from net long-term capital
   gains                                        309,603       98,768       318,627            --
=================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2009.

At May 31, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                   GEORGIA     GEORGIA      GEORGIA  NORTH CAROLINA  NORTH CAROLINA  NORTH CAROLINA
                   PREMIUM    DIVIDEND     DIVIDEND         PREMIUM        DIVIDEND        DIVIDEND
                    INCOME   ADVANTAGE  ADVANTAGE 2          INCOME       ADVANTAGE     ADVANTAGE 3
                      (NPG)       (NZX)        (NKG)           (NNC)           (NRB)           (NII)
----------------------------------------------------------------------------------------------------
Expiration:
   May 31, 2012   $     --  $       --  $        --  $           --  $           --  $      119,458
   May 31, 2013         --          --      102,004              --              --          36,008
   May 31, 2014         --      28,170      287,093              --              --         474,910
   May 31, 2015         --      17,587           --              --              --              --
   May 31, 2016         --          --           --              --          38,847         115,010
   May 31, 2017    903,290     129,031    1,087,212         356,246           3,765          42,115
----------------------------------------------------------------------------------------------------
Total             $903,290  $  174,788  $ 1,476,309  $      356,246  $       42,612  $      787,501
====================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through May 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                    GEORGIA      GEORGIA  NORTH CAROLINA  NORTH CAROLINA   NORTH CAROLINA  NORTH CAROLINA
                    PREMIUM     DIVIDEND         PREMIUM        DIVIDEND         DIVIDEND        DIVIDEND
                     INCOME  ADVANTAGE 2          INCOME       ADVANTAGE      ADVANTAGE 2     ADVANTAGE 3
                       (NPG)        (NKG)           (NNC)           (NRB)            (NNO)           (NII)
----------------------------------------------------------------------------------------------------------
Post-October
  capital losses   $335,866  $   678,708  $      776,834  $      205,361  $       648,031  $      168,694
==========================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

                                                           Nuveen Investments 77

| Notes to FINANCIAL STATEMENTS (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:


                                                    GEORGIA PREMIUM INCOME (NPG)
                                             NORTH CAROLINA PREMIUM INCOME (NNC)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million            .                                   .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
                                       NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
                                       NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of May 31, 2009, the complex-level fee rate was .1982%.

78 Nuveen Investments

The complex-level fee schedule is as follows:

COMPLEX-LEVEL                                                  EFFECTIVE RATE AT
NET ASSET BREAKPOINT LEVEL (1)                                  BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets, for funds that use financial leverage, includes assets managed by the Adviser that are attributable to such financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
SEPTEMBER 30,                                          SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                          .30%                    2007                 .25%
2002                           .30                     2008                 .20
2003                           .30                     2009                 .15
2004                           .30                     2010                 .10
2005                           .30                     2011                 .05
2006                           .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
SEPTEMBER 30,                                          SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                          .32%                    2007                 .32%
2003                           .32                     2008                 .24
2004                           .32                     2009                 .16
2005                           .32                     2010                 .08
2006                           .32
================================================================================

*     From the commencement of operations.

                                                           Nuveen Investments 79

| Notes to FINANCIAL STATEMENTS (continued)

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of their fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
JANUARY 31,                                            JANUARY 31,
--------------------------------------------------------------------------------
2001*                          .30%                    2007                 .25%
2002                           .30                     2008                 .20
2003                           .30                     2009                 .15
2004                           .30                     2010                 .10
2005                           .30                     2011                 .05
2006                           .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
NOVEMBER 30,                                           NOVEMBER 30,
--------------------------------------------------------------------------------
2001*                          .30%                    2007                 .25%
2002                           .30                     2008                 .20
2003                           .30                     2009                 .15
2004                           .30                     2010                 .10
2005                           .30                     2011                 .05
2006                           .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

8. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

During April 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

80 Nuveen Investments

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)

During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets -an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 1, 2009, to shareholders of record on June 15, 2009, as follows:

                                                              NORTH       NORTH         NORTH         NORTH
                       GEORGIA     GEORGIA       GEORGIA   CAROLINA    CAROLINA      CAROLINA      CAROLINA
                       PREMIUM    DIVIDEND      DIVIDEND    PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND
                        INCOME   ADVANTAGE   ADVANTAGE 2     INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                          (NPG)       (NZX)         (NKG)      (NNC)       (NRB)         (NNO)         (NII)
------------------------------------------------------------------------------------------------------------
Dividend per share     $ .0525   $   .0560   $     .0530   $  .0550   $   .0620   $     .0585   $     .0565
============================================================================================================

Preferred Shares

On June 2, 2009, Georgia Premium Income (NPG), Georgia Dividend Advantage
(NZX), Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage
(NRB) noticed for redemption $2.1 million, $1.1 million, $2.4 million and $0.925 million, respectively, of their outstanding Preferred shares, at liquidation value, using TOBs.

                                                           Nuveen Investments 81

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                                       Investment Operations
                                                              ----------------------------------------------------------------------
                                                                                         Distributions    Distributions
                                                                                              from Net             from
                                                 Beginning                                  Investment          Capital
                                                    Common                          Net      Income to         Gains to
                                                     Share           Net      Realized/      Preferred        Preferred
                                                 Net Asset    Investment     Unrealized         Share-           Share-
                                                     Value        Income    Gain (Loss)        holders+         holders+       Total
------------------------------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                         $       14.19    $      .85    $      (.55)   $      (.16)   $          --    $     .14
2008                                                 14.55           .84           (.30)          (.24)            (.01)         .29
2007                                                 14.55           .86            .04           (.23)              --          .67
2006                                                 15.19           .87           (.48)          (.17)            (.01)         .21
2005                                                 14.42           .92            .84           (.09)              --         1.67

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                 14.47           .91           (.57)          (.17)              --          .17
2008                                                 14.65           .90           (.16)          (.26)              --          .48
2007                                                 14.71           .92            .02           (.25)              --          .69
2006                                                 15.30           .94           (.47)          (.19)              --          .28
2005                                                 14.47           .96            .85           (.10)              --         1.71
====================================================================================================================================

                                                         Less Distributions
                                             ------------------------------------------
                                                       Net                                    Offering
                                                Investment       Capital                     Costs and           Ending
                                                 Income to      Gains to                     Preferred           Common
                                                    Common        Common                         Share            Share       Ending
                                                    Share-        Share-                  Underwriting        Net Asset       Market
                                                   holders       holders          Total      Discounts            Value        Value
------------------------------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                         $        (.61)   $       --    $      (.61)   $        --    $       13.72    $   12.10
2008                                                  (.61)         (.04)          (.65)            --            14.19        13.15
2007                                                  (.67)           --           (.67)            --            14.55        14.12
2006                                                  (.78)         (.07)          (.85)            --            14.55        15.16
2005                                                  (.90)           --           (.90)            --            15.19        16.70

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                  (.66)           --           (.66)            --            13.98        13.46
2008                                                  (.66)           --           (.66)            --            14.47        13.47
2007                                                  (.75)           --           (.75)            --            14.65        16.00
2006                                                  (.87)           --           (.87)            --            14.71        15.50
2005                                                  (.88)         (.01)          (.89)           .01            15.30        15.89
====================================================================================================================================

                                                   Preferred Shares at End of Period
                                             ------------------------------------------
                                                 Aggregate   Liquidation
                                                    Amount    and Market          Asset
                                               Outstanding         Value       Coverage
                                                     (000)     Per Share      Per Share
---------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                         $      27,800   $    25,000    $    71,967
2008                                                27,800        25,000         73,571
2007                                                27,800        25,000         74,784
2006                                                27,800        25,000         74,747
2005                                                27,800        25,000         76,877

GEORGIA DIVIDEND ADVANTAGE (NZX)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                15,000        25,000         70,871
2008                                                15,000        25,000         72,497
2007                                                15,000        25,000         73,052
2006                                                15,000        25,000         73,187
2005                                                15,000        25,000         75,012
=======================================================================================

82 Nuveen Investments

                                                                                Ratios/Supplemental Data
                                                            ---------------------------------------------------------------
                                                                                     Ratios to Average Net Assets
                                                                                      Applicable to Common Shares
                                         Total Returns                                Before Credit/Reimbursement
                                     --------------------                   -----------------------------------------------
                                                    Based          Ending
                                                       on             Net
                                       Based       Common          Assets
                                          on    Share Net      Applicable    Expenses         Expenses                Net
                                      Market        Asset       to Common   Including        Excluding         Investment
                                      Value*       Value*    Shares (000)    Interest++(a)    Interest++(a)        Income++
---------------------------------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                   (2.86)%      1.33%   $      52,227        1.44%            1.33%              6.44%
2008                                   (2.17)       2.06           54,011        1.25             1.25               5.86
2007                                   (2.55)       4.62           55,359        1.25             1.25               5.84
2006                                   (4.12)       1.42           55,318        1.25             1.25               5.87
2005                                   15.46       11.88           57,687        1.25             1.25               6.15

GEORGIA DIVIDEND ADVANTAGE (NZX)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    5.67        1.46           27,522        1.53             1.42               6.50
2008                                  (11.73)       3.33           28,498        1.32             1.32               5.86
2007                                    8.10        4.75           28,831        1.35             1.35               5.74
2006                                    2.91        1.87           28,912        1.31             1.31               5.82
2005                                   20.74       12.10           30,007        1.27             1.27               5.93
===========================================================================================================================

                                                         Ratios/Supplemental Data
                                         -------------------------------------------------------
                                                Ratios to Average Net Assets
                                                 Applicable to Common Shares
                                                After Credit/Reimbursement**
                                         -----------------------------------------
                                          Expenses       Expenses              Net    Portfolio
                                         Including      Excluding       Investment     Turnover
                                          Interest++(a)  Interest++(a)      Income++       Rate
------------------------------------------------------------------------------------------------
GEORGIA PREMIUM INCOME (NPG)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          1.43%          1.32%            6.45%          12%
2008                                          1.23           1.23             5.88           31
2007                                          1.23           1.23             5.86            4
2006                                          1.22           1.22             5.90           15
2005                                          1.23           1.23             6.17           18

GEORGIA DIVIDEND ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          1.27           1.16             6.76            8
2008                                           .97            .97             6.21           22
2007                                           .92            .92             6.16           11
2006                                           .85            .85             6.28            5
2005                                           .80            .80             6.39           12
================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                         Investment Operations
                                                   -----------------------------------------------------------------
                                                                           Distributions   Distributions
                                                                                from Net            from
                                        Beginning                             Investment         Capital
                                           Common                       Net    Income to        Gains to
                                            Share         Net     Realized/    Preferred       Preferred
                                        Net Asset  Investment    Unrealized       Share-          Share-
                                            Value      Income   Gain (Loss)      holders+        holders+     Total
--------------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
--------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                    $   13.92  $      .87   $      (.73)  $     (.16)  $          --   $   (.02)
2008                                        14.44         .88          (.50)        (.26)             --        .12
2007                                        14.25         .89           .17         (.24)             --        .82
2006                                        14.71         .88          (.45)        (.19)             --        .24
2005                                        13.79         .87           .94         (.11)             --       1.70
====================================================================================================================

                                                 Less Distributions
                                      -------------------------------------
                                              Net                                  Offering
                                       Investment     Capital                     Costs and       Ending
                                        Income to    Gains to                     Preferred       Common
                                           Common     Common                          Share        Share     Ending
                                           Share-      Share-                  Underwriting    Net Asset     Market
                                          holders     holders         Total       Discounts        Value      Value
-------------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
-------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                      $  (.63)  $      --   $      (.63)    $        --   $    13.27   $  11.88
2008                                         (.64)         --          (.64)             --        13.92      13.18
2007                                         (.63)         --          (.63)             --        14.44      14.50
2006                                         (.70)         --          (.70)             --        14.25      13.26
2005                                         (.78)         --          (.78)             --        14.71      14.18
===================================================================================================================

                                        Preferred Shares at End of Period
                                      -------------------------------------
                                        Aggregate  Liquidation
                                           Amount   and Market        Asset
                                      Outstanding        Value     Coverage
                                           (000)     Per Share    Per Share
---------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
---------------------------------------------------------------------------
Year Ended 5/31:
2009                                  $    31,700  $    25,000  $    72,649
2008                                       33,000       25,000       73,032
2007                                       33,000       25,000       74,825
2006                                       33,000       25,000       74,168
2005                                       33,000       25,000       75,738
===========================================================================

84 Nuveen Investments

                                                                                  Ratios/Supplemental Data
                                                                -----------------------------------------------------------
                                                                                       Ratios to Average Net Assets
                                                                                        Applicable to Common Shares
                                              Total Returns                             Before Credit/Reimbursement
                                           -------------------                 --------------------------------------------
                                                         Based        Ending
                                                            on           Net
                                            Based       Common        Assets
                                               on    Share Net    Applicable    Expenses        Expenses              Net
                                           Market        Asset     to Common   Including       Excluding       Investment
                                           Value*       Value*  Shares (000)    Interest++(a)   Interest++(a)      Income++
---------------------------------------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                        (4.77)%        .20% $     60,419        1.42%           1.32%            6.54%
2008                                        (4.64)         .89        63,402        1.23            1.23             5.82
2007                                        14.40         5.79        65,770        1.24            1.24             5.63
2006                                        (1.61)        1.68        64,901        1.24            1.24             5.63
2005                                        13.61        12.61        66,974        1.23            1.23             5.58
===========================================================================================================================

                                                       Ratios/Supplemental Data
                                        -------------------------------------------------------
                                               Ratios to Average Net Assets
                                                Applicable to Common Shares
                                               After Credit/Reimbursement**
                                        -----------------------------------------
                                         Expenses        Expenses             Net    Portfolio
                                        Including       Excluding      Investment     Turnover
                                         Interest++(a)   Interest++(a)     Income++       Rate
-----------------------------------------------------------------------------------------------
GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
-----------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                         1.13%           1.02%           6.84%          13%
2008                                          .81             .81            6.24           23
2007                                          .74             .74            6.12            7
2006                                          .75             .75            6.12            7
2005                                          .74             .74            6.07            5
===============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+ The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                         Investment Operations
                                                                --------------------------------------------------------------------
                                                                                            Distributions   Distributions
                                                                                                 from Net            from
                                                    Beginning                                  Investment         Capital
                                                       Common                         Net       Income to        Gains to
                                                        Share           Net     Realized/       Preferred       Preferred
                                                    Net Asset    Investment    Unrealized          Share-          Share-
                                                        Value        Income   Gain (Loss)         holders+        holders+     Total
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                               $    13.98   $       .85   $      (.27)  $        (.17)  $          --    $   .41
2008                                                    14.36           .84          (.35)           (.23)           (.01)       .25
2007                                                    14.34           .85           .07            (.23)             --***     .69
2006                                                    15.16           .88          (.57)           (.16)           (.02)       .13
2005                                                    14.55           .91           .70            (.11)             --       1.50

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                    14.52           .95          (.08)           (.17)             --        .70
2008                                                    14.78           .93          (.22)           (.24)           (.01)       .46
2007                                                    14.87           .93           .03            (.22)           (.01)       .73
2006                                                    15.46           .94          (.48)           (.17)             --        .29
2005                                                    14.72           .97           .78            (.09)             --       1.66
====================================================================================================================================

                                                             Less Distributions
                                                   --------------------------------------
                                                          Net                                    Offering
                                                   Investment       Capital                     Costs and          Ending
                                                    Income to      Gains to                     Preferred          Common
                                                       Common        Common                         Share           Share     Ending
                                                       Share-        Share-                  Underwriting       Net Asset     Market
                                                      holders       holders         Total       Discounts           Value      Value
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                               $     (.61)  $        --   $      (.61)  $          --   $       13.78    $ 12.60
2008                                                     (.59)         (.04)         (.63)             --           13.98      13.30
2007                                                     (.66)         (.01)         (.67)             --           14.36      14.30
2006                                                     (.79)         (.16)         (.95)             --           14.34      15.09
2005                                                     (.89)           --          (.89)             --           15.16      17.20

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                     (.70)           --          (.70)             --           14.52      14.26
2008                                                     (.69)         (.03)         (.72)             --           14.52      15.28
2007                                                     (.77)         (.05)         (.82)             --           14.78      16.44
2006                                                     (.88)           --          (.88)             --           14.87      17.70
2005                                                     (.92)           --          (.92)             --           15.46      17.25
====================================================================================================================================

                                                     Preferred Shares at End of Period
                                                  ---------------------------------------
                                                    Aggregate   Liquidation
                                                       Amount    and Market         Asset
                                                  Outstanding         Value      Coverage
                                                        (000)     Per Share     Per Share
-----------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                              $    46,800   $    25,000   $    71,773
2008                                                   46,800        25,000        72,450
2007                                                   46,800        25,000        73,713
2006                                                   46,800        25,000        73,629
2005                                                   46,800        25,000        76,286

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
-----------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                   17,000        25,000        73,373
2008                                                   17,000        25,000        73,335
2007                                                   17,000        25,000        74,130
2006                                                   17,000        25,000        74,319
2005                                                   17,000        25,000        76,205
=========================================================================================

86 Nuveen Investments

                                                                                         Ratios/Supplemental Data
                                                                        ---------------------------------------------------------
                                                                                           Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                                     Total Returns                          Before Credit/Reimbursement
                                                  -------------------                 ------------------------------------------
                                                                Based         Ending
                                                                   on            Net
                                                   Based       Common         Assets
                                                      on    Share Net     Applicable   Expenses        Expenses             Net
                                                  Market        Asset      to Common  Including       Excluding      Investment
                                                  Value*       Value*   Shares (000)   Interest++(a)   Interest++(a)     Income++
---------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                (.44)%       3.22%  $     87,558       1.39%           1.32%           6.43%
2008                                               (2.52)        1.76         88,827       1.39            1.25            5.94
2007                                                (.78)        4.84         91,191       1.27            1.24            5.82
2006                                               (6.84)         .87         91,033       1.25            1.25            5.98
2005                                               17.79        10.52         96,008       1.23            1.23            6.09

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                               (1.82)        5.17         32,894       1.71            1.37            6.63
2008                                               (2.28)        3.26         32,868       1.91            1.29            6.07
2007                                               (2.26)        4.98         33,409       1.68            1.29            5.82
2006                                                8.03         1.93         33,537       1.29            1.29            5.79
2005                                               21.19        11.53         34,820       1.27            1.27            5.90
=================================================================================================================================

                                                                   Ratios/Supplemental Data
                                                   -------------------------------------------------------
                                                         Ratios to Average Net Assets
                                                          Applicable to Common Shares
                                                         After Credit/Reimbursement**
                                                   -----------------------------------------
                                                    Expenses       Expenses              Net    Portfolio
                                                   Including      Excluding       Investment     Turnover
                                                    Interest++(a)  Interest++(a)      Income++       Rate
----------------------------------------------------------------------------------------------------------
NORTH CAROLINA PREMIUM INCOME (NNC)
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                    1.39%          1.32%            6.43%           4%
2008                                                    1.36           1.23             5.97           12
2007                                                    1.25           1.22             5.84           13
2006                                                    1.24           1.24             5.99           16
2005                                                    1.22           1.22             6.10           19

NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
----------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                    1.50           1.15             6.84            7
2008                                                    1.61            .99             6.37            6
2007                                                    1.31            .92             6.20           15
2006                                                     .84            .84             6.24            4
2005                                                     .81            .81             6.35           11
==========================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Financial HIGHLIGHTS (continued)


Selected data for a Common share outstanding throughout each period:

                                                                                  Investment Operations
                                                             -----------------------------------------------------------------------
                                                                                          Distributions    Distributions
                                                                                               from Net             from
                                                 Beginning                                   Investment          Capital
                                                    Common                         Net        Income to         Gains to
                                                     Share          Net      Realized/        Preferred        Preferred
                                                 Net Asset   Investment     Unrealized           Share-           Share-
                                                     Value       Income    Gain (Loss)          holders+          holders+     Total
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             $   14.47   $      .92    $      (.26)   $        (.17)   $           --   $    .49
2008                                                 14.76          .91           (.24)            (.25)             (.02)       .40
2007                                                 14.75          .91            .10             (.23)             (.01)       .77
2006                                                 15.55          .92           (.60)            (.17)             (.01)       .14
2005                                                 14.81          .94            .83             (.10)               --       1.67

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                 14.13          .90           (.21)            (.16)               --        .53
2008                                                 14.38          .88           (.25)            (.23)               --        .40
2007                                                 14.26          .89            .11             (.23)               --        .77
2006                                                 14.78          .88           (.50)            (.18)               --        .20
2005                                                 13.89          .89            .91             (.11)               --       1.69
====================================================================================================================================

                                                           Less Distributions
                                                 -------------------------------------
                                                        Net                                    Offering
                                                 Investment     Capital                       Costs and            Ending
                                                  Income to    Gains to                       Preferred            Common
                                                     Common      Common                           Share             Share     Ending
                                                     Share-      Share-                    Underwriting         Net Asset     Market
                                                    holders     holders          Total        Discounts             Value      Value
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             $     (.65) $       --    $      (.65)   $          --    $        14.31   $  13.60
2008                                                   (.63)       (.06)          (.69)              --             14.47      13.66
2007                                                   (.71)       (.05)          (.76)              --             14.76      15.50
2006                                                   (.82)       (.12)          (.94)              --             14.75      15.28
2005                                                   (.86)       (.07)          (.93)              --             15.55      16.25

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                   (.66)         --           (.66)              --             14.00      13.60
2008                                                   (.65)         --           (.65)              --             14.13      14.12
2007                                                   (.65)         --           (.65)              --             14.38      14.64
2006                                                   (.72)         --           (.72)              --             14.26      14.42
2005                                                   (.80)         --           (.80)              --             14.78      15.40
====================================================================================================================================

                                                    Preferred Shares at End of Period
                                                  -------------------------------------
                                                    Aggregate   Liquidation
                                                       Amount    and Market       Asset
                                                  Outstanding         Value    Coverage
                                                        (000)     Per Share   Per Share
---------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                              $    28,000   $    25,000   $  72,905
2008                                                   28,000        25,000      73,428
2007                                                   28,000        25,000      74,418
2006                                                   28,000        25,000      74,332
2005                                                   28,000        25,000      76,924

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
---------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                                   28,000        25,000      74,165
2008                                                   28,000        25,000      74,602
2007                                                   28,000        25,000      75,457
2006                                                   28,000        25,000      75,044
2005                                                   28,000        25,000      76,817
=======================================================================================

88 Nuveen Investments

                                                                                 Ratios/Supplemental Data
                                                                 -------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                       Applicable to Common Shares
                                               Total Returns                           Before Credit/Reimbursement
                                            ------------------                  ----------------------------------------
                                                        Based          Ending
                                                           on             Net
                                             Based      Common         Assets
                                                on   Share Net     Applicable    Expenses        Expenses            Net
                                            Market       Asset      to Common   Including       Excluding     Investment
                                            Value*      Value*   Shares (000)    Interest++(a)   Interest++(a)    Income++
--------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          4.72%       3.69%  $     53,653        1.48%           1.32%          6.39%
2008                                         (7.33)       2.83         54,240        1.54            1.25           5.87
2007                                          6.64        5.24         55,349        1.39            1.24           5.68
2006                                          (.18)        .97         55,251        1.24            1.24           5.62
2005                                         16.46       11.56         58,155        1.23            1.23           5.64

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                          1.43        4.11         55,065        1.55            1.31           6.39
2008                                          1.12        2.90         55,555        1.68            1.24           5.79
2007                                          6.23        5.48         56,511        1.49            1.23           5.62
2006                                         (1.59)       1.41         56,049        1.23            1.23           5.58
2005                                         18.78       12.39         58,035        1.24            1.24           5.65
==========================================================================================================================

                                                            Ratios/Supplemental Data
                                            -------------------------------------------------------
                                                   Ratios to Average Net Assets
                                                   Applicable to Common Shares
                                                   After Credit/Reimbursement**
                                            -----------------------------------------
                                             Expenses       Expenses              Net    Portfolio
                                            Including      Excluding       Investment     Turnover
                                             Interest++(a)  Interest++(a)      Income++       Rate
---------------------------------------------------------------------------------------------------
NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             1.21%          1.05%            6.66%           4%
2008                                             1.19            .89             6.22            8
2007                                              .96            .82             6.10            9
2006                                              .77            .77             6.09            9
2005                                              .77            .77             6.10           26

NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
---------------------------------------------------------------------------------------------------
Year Ended 5/31:
2009                                             1.26           1.02             6.68            4
2008                                             1.26            .82             6.21           15
2007                                             1.00            .74             6.11           12
2006                                              .75            .75             6.07            2
2005                                              .76            .76             6.14            8
===================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                      NUMBER             PRINCIPAL
                                                       YEAR FIRST     OF PORTFOLIOS      OCCUPATION(S)
     NAME,                                             ELECTED OR     IN FUND COMPLEX    INCLUDING OTHER
     BIRTHDATE                     POSITION(S) HELD    APPOINTED      OVERSEEN BY        DIRECTORSHIPS
     & ADDRESS                     WITH THE FUNDS      AND TERM(1)    BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o    ROBERT P. BREMNER                                                                   Private Investor and Management
     8/22/40                       Chairman of                                           Consultant; Treasurer and Director,
     333 W. Wacker Drive           the Board                1997              199        Humanities Council of Washington D.C.
     Chicago, IL 60606             and Board Member

o    JACK B. EVANS
     10/22/48                                                                            President, The Hall-Perrine Foundation, a
     333 W. Wacker Drive           Board Member             1999              199        private philanthropic corporation (since
     Chicago, IL 60606                                                                   1996); Director and Vice Chairman, United
                                                                                         Fire Group, a publicly held company;
                                                                                         Member of the Board of Regents for the
                                                                                         State of Iowa University System; Director,
                                                                                         Gazette Companies; Life Trustee of Coe
                                                                                         College; Director, Iowa College
                                                                                         Foundation; Member of the Advisory Council
                                                                                         of the Department of Finance in the Tippie
                                                                                         College of Business, University of Iowa;
                                                                                         formerly, Director, Alliant Energy;
                                                                                         formerly, Director, Federal Reserve Bank
                                                                                         of Chicago; formerly, President and Chief
                                                                                         Operating Officer, SCI Financial Group,
                                                                                         Inc., a regional financial services firm.

o    WILLIAM C. HUNTER                                                                   Dean, Tippie College of Business,
     3/6/48                                                                              University of Iowa (since 2006); Director
     333 W. Wacker Drive           Board Member             2004              199        (since 2004) of Xerox Corporation;
     Chicago, IL 60606                                                                   Director (since 2005), Beta Gamma Sigma
                                                                                         International Honor Society; formerly,
                                                                                         Dean and Distinguished Professor of
                                                                                         Finance, School of Business at the
                                                                                         University of Connecticut (2003-2006);
                                                                                         previously, Senior Vice President and
                                                                                         Director of Research at the Federal
                                                                                         Reserve Bank of Chicago (1995-2003);
                                                                                         Director, SS&C Technologies, Inc. (May
                                                                                         2005-October 2005); formerly, Director
                                                                                         (1997-2007), Credit Research Center at
                                                                                         Georgetown University.

o    DAVID J. KUNDERT
     10/28/42                                                                            Director, Northwestern Mutual Wealth
     333 W. Wacker Drive           Board Member             2005              199        Management Company; retired (since 2004)
     Chicago, IL 60606                                                                   as Chairman, JPMorgan Fleming Asset
                                                                                         Management, President and CEO, Banc One
                                                                                         Investment Advisors Corporation, and
                                                                                         President, One Group Mutual Funds; prior
                                                                                         thereto, Executive Vice President, Banc
                                                                                         One Corporation and Chairman and CEO, Banc
                                                                                         One Investment Management Group; Member,
                                                                                         Board of Regents, Luther College; member
                                                                                         of the Wisconsin Bar Association; member
                                                                                         of Board of Directors, Friends of Boerner
                                                                                         Botanical Gardens; member of Investment
                                                                                         Committee, Greater Milwaukee Foundation.

o    WILLIAM J. SCHNEIDER                                                                Chairman of Miller-Valentine Partners
     9/24/44                                                                             Ltd., a real estate investment company;
     333 W. Wacker Drive           Board Member             1997              199        formerly, Senior Partner and Chief
     Chicago, IL 60606                                                                   Operating Officer (retired, 2004) of
                                                                                         Miller-Valentine Group; member, University
                                                                                         of Dayton Business School Advisory
                                                                                         Council; member, Dayton Philharmonic
                                                                                         Orchestra Association; formerly, member,
                                                                                         Business Advisory Council, Cleveland
                                                                                         Federal Reserve Bank; formerly, Director,
                                                                                         Dayton Development Coalition.

90 Nuveen Investments

                                                                      NUMBER             PRINCIPAL
                                                       YEAR FIRST     OF PORTFOLIOS      OCCUPATION(S)
     NAME,                                             ELECTED OR     IN FUND COMPLEX    INCLUDING OTHER
     BIRTHDATE                     POSITION(S) HELD    APPOINTED      OVERSEEN BY        DIRECTORSHIPS
     & ADDRESS                     WITH THE FUNDS      AND TERM(1)    BOARD MEMBER       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o    JUDITH M. STOCKDALE                                                                 Executive Director, Gaylord and Dorothy
     12/29/47                                                                            Donnelley Foundation (since 1994); prior
     333 W. Wacker Drive           Board Member             1997              199        thereto, Executive Director, Great Lakes
     Chicago, IL 60606                                                                   Protection Fund (from 1990 to 1994).

o    CAROLE E. STONE                                                                     Director, Chicago Board Options Exchange
     6/28/47                                                                             (since 2006); Commissioner, New York State
     333 W. Wacker Drive           Board Member             2007              199        Commission on Public Authority Reform
     Chicago, IL 60606                                                                   (since 2005); formerly, Chair, New York
                                                                                         Racing Association Oversight Board
                                                                                         (2005-2007).

o    TERENCE J. TOTH                                                                     Director, Legal & General Investment
     9/29/59                                                                             Management America, Inc. (since 2008);
     333 W. Wacker Drive           Board Member             2008              199        Managing Partner, Musso Capital Management
     Chicago, IL 60606                                                                   (since 2008); CEO and President, Northern
                                                                                         Trust Investments (2004-2007); Executive
                                                                                         Vice President, Quantitative Management &
                                                                                         Securities Lending (2004-2007); prior
                                                                                         thereto, various positions with Northern
                                                                                         Trust Company (since 1994); Member: Goodman
                                                                                         Theatre Board (since 2004), Chicago
                                                                                         Fellowship Boards (since 2005), University
                                                                                         of Illinois Leadership Council Board (since
                                                                                         2007) and Catalyst Schools of Chicago Board
                                                                                         (since 2008); formerly, Member: Northern
                                                                                         Trust Mutual Funds Board (2005-2007),
                                                                                         Northern Trust Investments Board
                                                                                         (2004-2007), Northern Trust Japan Board
                                                                                         (2004-2007), Northern Trust Securities Inc.
                                                                                         Board (2003-2007) and Northern Trust Hong
                                                                                         Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o    JOHN P. AMBOIAN(2)                                                                  Chief Executive Officer (since July 2007)
     6/14/61                                                                             and Director (since 1999) of Nuveen
     333 W. Wacker Drive           Board Member             2008              199        Investments, Inc.; Chief Executive Officer
     Chicago, IL 60606                                                                   (since 2007) of Nuveen Asset Management,
                                                                                         Nuveen Investments Advisors, Inc. formerly,
                                                                                         President (1999-2004) of Nuveen Advisory
                                                                                         Corp. and Nuveen Institutional Advisory
                                                                                         Corp.(3)

                                                           Nuveen Investments 91

                                                                      NUMBER
                                                                      OF PORTFOLIOS
     NAME,                                             YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
     BIRTHDATE                     POSITION(S) HELD    ELECTED OR     OVERSEEN           OCCUPATION(S)
     AND ADDRESS                   WITH THE FUNDS      APPOINTED(4)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o    GIFFORD R. ZIMMERMAN                                                                Managing Director (since 2002), Assistant
     9/9/56                        Chief                                                 Secretary and Associate General Counsel of
     333 W. Wacker Drive           Administrative           1988              199        Nuveen Investments, LLC; Managing Director,
     Chicago, IL 60606             Officer                                               Associate General Counsel and Assistant
                                                                                         Secretary, of Nuveen Asset Management
                                                                                         (since 2002) and of Symphony Asset
                                                                                         Management LLC, (since 2003); Vice
                                                                                         President and Assistant Secretary of NWQ
                                                                                         Investment Management Company, LLC. (since
                                                                                         2002), Nuveen Investments Advisers Inc.
                                                                                         (since 2002), Tradewinds Global Investors,
                                                                                         LLC, and Santa Barbara Asset Management,
                                                                                         LLC (since 2006), Nuveen HydePark Group LLC
                                                                                         and Nuveen Investment Solutions, Inc.
                                                                                         (since 2007); Managing Director (since
                                                                                         2004) and Assistant Secretary (since 1994)
                                                                                         of Nuveen Investments, Inc.; formerly,
                                                                                         Managing Director (2002-2004), General
                                                                                         Counsel (1998-2004) and Assistant Secretary
                                                                                         of Nuveen Advisory Corp. and Nuveen
                                                                                         Institutional Advisory Corp.(3); Chartered
                                                                                         Financial Analyst.

o    WILLIAM ADAMS IV                                                                    Executive Vice President of Nuveen
     6/9/55                                                                              Investments, Inc.; Executive Vice
     333 W. Wacker Drive           Vice President           2007              125        President, U.S. Structured Products of
     Chicago, IL 60606                                                                   Nuveen Investments, LLC, (since 1999),
                                                                                         prior thereto, Managing Director of
                                                                                         Structured Investments.

o    MARK J.P. ANSON                                                                     President and Executive Director of Nuveen
     6/10/59                                                                             Investments, Inc. (since 2007); President
     333 W. Wacker Drive           Vice President           2009              199        of Nuveen Investments Institutional
     Chicago, IL 60606                                                                   Services Group LLC (since 2007);
                                                                                         previously, Chief Executive Officer of the
                                                                                         British Telecom Pension Scheme (2006-2007)
                                                                                         and Chief Investment Officer of Calpers
                                                                                         (1999-2006); PhD, Chartered Financial
                                                                                         Analyst, Chartered Alternative Investment
                                                                                         Analyst, Certified Public Accountant,
                                                                                         Certified Management Accountant and
                                                                                         Certified Internal Auditor.

o    CEDRIC H. ANTOSIEWICZ                                                               Managing Director, (since 2004),
     1/11/62                                                                             previously, Vice President (1993-2004) of
     333 W. Wacker Drive           Vice President           2007              125        Nuveen Investments, LLC.
     Chicago, IL 60606

o    NIZIDA ARRIAGA                                                                      Vice President (since 2007) of Nuveen
     6/1/68                                                                              Investments, LLC; previously, Portfolio
     333 W. Wacker Drive           Vice President           2009              199        Manager, Allstate Investments, LLC
     Chicago, IL 60606                                                                   (1996-2006); Chartered Financial Analyst.

o    MICHAEL T. ATKINSON                                                                 Vice President (since 2002) of Nuveen
     2/3/66                        Vice President                                        Investments, LLC.; Vice President of Nuveen
     333 W. Wacker Drive           and Assistant            2000              199        Asset Management (since 2005).
     Chicago, IL 60606             Secretary

o    MARGO L. COOK                                                                       Executive Vice President (since Oct 2008)
     4/11/64                                                                             of Nuveen Investments, Inc.; previously,
     333 W. Wacker Drive           Vice President           2009              199        Head of Institutional Asset Management
     Chicago, IL 60606                                                                   (2007-2008) of Bear Stearns Asset
                                                                                         Management; Head of Institutional Asset Mgt
                                                                                         (1986-2007) of Bank of NY Mellon; Chartered
                                                                                         Financial Analyst.

o    LORNA C. FERGUSON                                                                   Managing Director (since 2004) of Nuveen
     10/24/45                                                                            Investments, LLC; Managing Director (since
     333 W. Wacker Drive           Vice President           1998              199        2005) of Nuveen Asset Management; Managing
     Chicago, IL 60606                                                                   Director (2004-2005), of Nuveen Advisory
                                                                                         Corp. and Nuveen Institutional Advisory
                                                                                         Corp.(3)

92 Nuveen Investments

                                                                      NUMBER
                                                                      OF PORTFOLIOS
     NAME,                                             YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
     BIRTHDATE                     POSITION(S) HELD    ELECTED OR     OVERSEEN           OCCUPATION(S)
     AND ADDRESS                   WITH THE FUNDS      APPOINTED(4)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o    STEPHEN D. FOY                                                                      Vice President (since 1993) and Funds
     5/31/54                       Vice President                                        Controller (since 1998) of Nuveen
     333 W. Wacker Drive           and Controller           1998              199        Investments, LLC; Vice President (since
     Chicago, IL 60606                                                                   2005) of Nuveen Asset Management; Certified
                                                                                         Public Accountant.

o    WILLIAM T. HUFFMAN                                                                  Chief Operating Officer, Municipal Fixed
     5/7/69                                                                              Income (since 2008) of Nuveen Asset
     333 W. Wacker Drive           Vice President           2009              199        Management; previously, Chairman, President
     Chicago, IL 60606                                                                   and Chief Executive Officer (2002 - 2007)
                                                                                         of Northern Trust Global Advisors, Inc. and
                                                                                         Chief Executive Officer (2007) of Northern
                                                                                         Trust Global Investments Limited; CPA.

o    WALTER M. KELLY                                                                     Senior Vice President (since 2008), Vice
     2/24/70                       Chief Compliance                                      President (2006-2008) formerly, Assistant
     333 W. Wacker Drive           Officer and              2003              199        Vice President and Assistant General
     Chicago, IL 60606             Vice President                                        Counsel (2003-2006) of Nuveen Investments,
                                                                                         LLC; Vice President (since 2006) and
                                                                                         Assistant Secretary (since 2008) of Nuveen
                                                                                         Asset Management.

o    DAVID J. LAMB                                                                       Senior Vice President (since 2009),
     3/22/63                                                                             formerly, Vice President (2000-2009) of
     333 W. Wacker Drive           Vice President           2000              199        Nuveen Investments, LLC; Vice President
     Chicago, IL 60606                                                                   (since 2005) of Nuveen Asset Management;
                                                                                         Certified Public Accountant.

o    TINA M. LAZAR                                                                       Senior Vice President (since 2009),
     8/27/61                                                                             formerly, Vice President of Nuveen
     333 W. Wacker Drive           Vice President           2002              199        Investments, LLC (1999-2009); Vice
     Chicago, IL 60606                                                                   President of Nuveen Asset Management (since
                                                                                         2005).

o    LARRY W. MARTIN                                                                     Vice President, Assistant Secretary and
     7/27/51                       Vice President                                        Assistant General Counsel of Nuveen
     333 W. Wacker Drive           and Assistant            1988              199        Investments, LLC; Vice President (since
     Chicago, IL 60606             Secretary                                             2005) and Assistant Secretary of Nuveen
                                                                                         Investments, Inc.; Vice President (since
                                                                                         2005) and Assistant Secretary (since 1997)
                                                                                         of Nuveen Asset Management; Vice President
                                                                                         and Assistant Secretary of Nuveen
                                                                                         Investments Advisers Inc. (since 2002); NWQ
                                                                                         Investment Management Company, LLC (since
                                                                                         2002), Symphony Asset Management LLC (since
                                                                                         2003), Tradewinds Global Investors, LLC,
                                                                                         Santa Barbara Asset Management LLC (since
                                                                                         2006) and of Nuveen HydePark Group, LLC and
                                                                                         Nuveen Investment Solutions, Inc. (since
                                                                                         2007); formerly, Vice President and
                                                                                         Assistant Secretary of Nuveen Advisory
                                                                                         Corp. and Nuveen Institutional Advisory
                                                                                         Corp.(3)

o    KEVIN J. MCCARTHY                                                                   Managing Director (since 2008), formerly,
     3/26/66                       Vice President                                        Vice President (2007-2008), Nuveen
     333 W. Wacker Drive           and Secretary            2007              199        Investments, LLC; Managing Director (since
     Chicago, IL 60606                                                                   2008), formerly, Vice President, and
                                                                                         Assistant Secretary, Nuveen Asset
                                                                                         Management, and Nuveen Investments
                                                                                         Holdings, Inc.; Vice President (since 2007)
                                                                                         and Assistant Secretary, Nuveen Investment
                                                                                         Advisers Inc., Nuveen Investment
                                                                                         Institutional Services Group LLC, NWQ
                                                                                         Investment Management Company, LLC,
                                                                                         Tradewinds Global Investors LLC, NWQ
                                                                                         Holdings, LLC, Symphony Asset Management
                                                                                         LLC, Santa Barbara Asset Management LLC,
                                                                                         Nuveen HydePark Group, LLC and Nuveen
                                                                                         Investment Solutions, Inc. (since 2007);
                                                                                         prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                         LLP (1997-2007).

                                                           Nuveen Investments 93

                                                                      NUMBER
                                                                      OF PORTFOLIOS
     NAME,                                             YEAR FIRST     IN FUND COMPLEX    PRINCIPAL
     BIRTHDATE                     POSITION(S) HELD    ELECTED OR     OVERSEEN           OCCUPATION(S)
     AND ADDRESS                   WITH THE FUNDS      APPOINTED(4)   BY OFFICER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o    JOHN V. MILLER                                                                      Managing Director (since 2007), formerly,
     4/10/67                        Vice President           2007              199       Vice President (2002-2007) of Nuveen Asset
     333 W. Wacker Drive                                                                 Management and Nuveen Investments, LLC;
     Chicago, IL 60606                                                                   Chartered Financial Analyst.

o    GREGORY MINO                                                                        Vice President of Nuveen Investments, LLC
     1/4/71                         Vice President           2009              199       (since 2008); previously, Director
     333 W. Wacker Drive                                                                 (2004-2007) and Executive Director
     Chicago, IL 60606                                                                   (2007-2008) of UBS Global Asset Management;
                                                                                         previously, Vice President (2000-2003) and
                                                                                         Director (2003-2004) of Merrill Lynch
                                                                                         Investment Managers; Chartered Financial
                                                                                         Analyst.

o    CHRISTOPHER M. ROHRBACHER                                                           Vice President, Nuveen Investments, LLC
     8/1/71                         Vice President                                       (since 2008); Vice President and Assistant
     333 W. Wacker Drive            and Assistant            2008              199       Secretary, Nuveen Asset Management (since
     Chicago, IL 60606              Secretary                                            2008); prior thereto, Associate, Skadden,
                                                                                         Arps, Slate Meagher & Flom LLP (2002-2008).

o    JAMES F. RUANE                                                                      Vice President, Nuveen Investments, LLC
     7/3/62                         Vice President                                       (since 2007); prior thereto, Partner,
     333 W. Wacker Drive            and Assistant            2007              199       Deloitte & Touche USA LLP (2005-2007),
     Chicago, IL 60606              Secretary                                            formerly, senior tax manager (2002-2005);
                                                                                         Certified Public Accountant.

o    MARK L. WINGET                                                                      Vice President, Nuveen Investments, LLC
     12/21/68                       Vice President                                       (since 2008); Vice President and Assistant
     333 W. Wacker Drive            and Assistant            2008              199       Secretary, Nuveen Asset Management (since
     Chicago, IL 60606              Secretary                                            2008); prior thereto, Counsel, Vedder Price
                                                                                         P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

94 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital") which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own

                                                           Nuveen Investments 95
business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the Funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to

96 Nuveen Investments
supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Funds managed by NAM in the aggregate ranked by peer group and the performance of such Funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a Fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                           Nuveen Investments 97
market conditions during the past year,
and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of the Fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the

98 Nuveen Investments

      Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on its review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                           Nuveen Investments 99

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for Funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

100 Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 101

Reinvest Automatically Easily and Conveniently

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reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or
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By choosing to reinvest, you'll be able to invest money regularly and
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compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued

102 Nuveen Investments
by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 103

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

104 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 105

Notes

106 Nuveen Investments

Other Useful Information

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed/noticed for redemption shares of their common and/or preferred stock as shown in the accompanying table.

                                                       Preferred Shares
                                Common Shares           Redeemed and/or
        Fund                      Repurchased    Noticed for Redemption
        NPG                                --                        --
        NZX                                --                        --
        NKG                                --                        52
        NNC                                --                        66
        NRB                                --                        --
        NNO                                --                        --
        NII                                --                        --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B.Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

                                                          Nuveen Investments 107

Nuveen Investments:Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF
o Share prices
o Fund details
o Daily financial news
o Investor education
o Interactive planning tools

                                                         It's not what you earn,
                                                          it's what you keep.(R)
Distributed by Nuveen
Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com
                                                                     EAN-C-0509D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

               Nuveen North Carolina Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                       AUDIT FEES BILLED                AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED          TO FUND (1)                   BILLED TO FUND (2)             BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                $ 11,772                            $ 0                          $   0                   $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved               0%                             0%                             0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2008                $ 11,371                            $ 0                          $ 500                   $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved               0%                             0%                             0%                      0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                AUDIT-RELATED FEES            TAX FEES BILLED TO               ALL OTHER FEES
                                               BILLED TO ADVISER AND              ADVISER AND                  BILLED TO ADVISER
                                                  AFFILIATED FUND               AFFILIATED FUND               AND AFFILIATED FUND
                                                 SERVICE PROVIDERS             SERVICE PROVIDERS               SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                                            $ 0                             $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                              0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2008                                            $ 0                             $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                      0%                              0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                                    TOTAL NON-AUDIT FEES
                                                                     BILLED TO ADVISER AND
                                                                    AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                                     PROVIDERS (ENGAGEMENTS          BILLED TO ADVISER AND
                                                                     RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES            OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                       BILLED TO FUND                REPORTING OF THE FUND)               ENGAGEMENTS)        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2009                               $   850                             $ 0                            $ 0            $   850
May 31, 2008                               $ 1,300                             $ 0                            $ 0            $ 1,300

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                 FUND
Daniel J. Close      Nuveen North Carolina Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                       NUMBER OF
PORTFOLIO MANAGER    TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close      Registered Investment Company     25         $ 4.72 billion
                     Other Pooled Investment Vehicles   0         $0 million
                     Other Accounts                     4         $.30 million

* Assets are as of May 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of May 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,924 securities with an aggregate current market value of $1,076 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of May 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                        DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES
                                                                                      DOLLAR RANGE      BENEFICIALLY OWNED
                                                                                      OF EQUITY         IN THE REMAINDER OF
                                                                                      SECURITIES        NUVEEN FUNDS MANAGED
NAME OF                                                                               BENEFICIALLY      BY NAM'S MUNICIPAL
PORTFOLIO MANAGER        FUND                                                         OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------------------
Daniel J. Close          Nuveen North Carolina Premium Income Municipal Fund          $0                $1--$10,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management. Currently, he manages investments for 26 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen North Carolina Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 6, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 6, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 6, 2009
    -------------------------------------------------------------------